UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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PUTNAM ASSET ALLOCATION FUNDS

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND

PUTNAM CONVERTIBLE SECURITIES FUND

PUTNAM DIVERSIFIED INCOME TRUST

PUTNAM FOCUSED INTERNATIONAL EQUITY FUND

PUTNAM FUNDS TRUST

GEORGE PUTNAM BALANCED FUND

PUTNAM GLOBAL HEALTH CARE FUND

PUTNAM GLOBAL INCOME TRUST

PUTNAM HIGH YIELD FUND

PUTNAM INCOME FUND

PUTNAM INTERNATIONAL EQUITY FUND

PUTNAM INVESTMENT FUNDS

PUTNAM LARGE CAP VALUE FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

PUTNAM MINNESOTA TAX EXEMPT INCOME FUND

PUTNAM MONEY MARKET FUND

PUTNAM MORTGAGE SECURITIES FUND

PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

PUTNAM OHIO TAX EXEMPT INCOME FUND

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

PUTNAM SUSTAINABLE LEADERS FUND

PUTNAM TARGET DATE FUNDS

PUTNAM TAX EXEMPT INCOME FUND

PUTNAM TAX-FREE INCOME TRUST

PUTNAM VARIABLE TRUST

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A message from Putnam
Investments and the Trustees
of the Putnam funds

Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
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Putnam Sustainable Leaders Fund
Putnam Target Date Funds
Putnam Tax Exempt Income Fund
Putnam Tax-Free Income Trust
Putnam Variable Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam open-end funds. These Putnam funds will hold a special shareholder meeting on June 29, 2022 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the special shareholder meeting on June 29, 2022, and vote your shares during the meeting. The Trustees of the Putnam funds unanimously recommend that you vote “FOR” all proposals described below.

1. Electing Trustees.

Shareholders of all open-end Putnam funds, including your fund, are being asked to elect Trustees at the upcoming special meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”). All of the current Trustees work on your behalf and have been nominated for re-election, except for two Trustees who are retiring. The Trustees have also nominated Jennifer Williams Murphy and Marie Pillai to stand for election to your fund’s Board. If elected, Mses. Murphy and Pillai will serve as Trustees beginning July 1, 2022. Each other nominee is currently a Trustee of your fund and of the other Putnam funds and, if elected, will continue to serve in that capacity without interruption.

We recommend you vote to elect all Trustees.

2. Approving a change to certain funds’ sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

Shareholders of Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund are being asked to approve a change in those funds’ sub-classifications under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified.” In order to meet the requirements of the funds’ current diversification classification, the funds currently must limit purchases of certain companies relative to their weights in the corresponding benchmark index, even if Putnam Management finds them to be attractive investment opportunities. As a non-diversified fund, each fund would have greater flexibility to invest more of its assets in the securities of fewer issuers than it currently does as a diversified fund. This means that each fund would be able, if desired for investment purposes, to invest a greater portion of its assets in one or more of the large constituents of the corresponding index. Each fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. If shareholders approve this change with respect to a fund, the fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the fund is non-diversified.

We recommend that you vote to change these funds’ sub-classification under the 1940 Act from “diversified” to “non-diversified.”

3. Approving an amendment to certain funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer.

Shareholders of six funds are being asked to approve an amendment to those funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer. The amendment is designed to standardize the investment policies with those of other Putnam funds and to provide portfolio managers with added investment flexibility.

We recommend you vote to approve the amendment to these funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-833-501-4818 or contact your financial professional.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

May 20, 2022

Table of Contents

Notice of Special Meeting of Shareholders	1
Trustees’ Recommendations	4
The Proposals	6
1. ELECTING TRUSTEES	6
2. APPROVING A CHANGE TO CERTAIN FUNDS’ SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”	18
3. APPROVING AN AMENDMENT TO CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT POLICY REGARDING THE ACQUISITION OF VOTING SECURITIES OF ANY ISSUER	21
Further Information About Voting and the Special Meeting	24
Fund Information	30

Appendix A—Number of Shares Outstanding as of the Record Date	A-1
Appendix B—Auditors	B-1
Appendix C—Dollar Range and Number of Shares Beneficially Owned	C-1
Appendix D—Trustee Compensation Table	D-1
Appendix E—5% Beneficial Ownership	E-1

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-833-501-4818 or call your financial professional.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on June 29, 2022.

The proxy statement is available at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf.

1

Notice of Special Meeting of Shareholders

To the Shareholders of:

PUTNAM ASSET ALLOCATION FUNDS

PUTNAM DYNAMIC ASSET ALLOCATION BALANCED FUND

PUTNAM DYNAMIC ASSET ALLOCATION CONSERVATIVE FUND

PUTNAM DYNAMIC ASSET ALLOCATION GROWTH FUND

PUTNAM INCOME STRATEGIES PORTFOLIO

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND

PUTNAM CONVERTIBLE SECURITIES FUND

PUTNAM DIVERSIFIED INCOME TRUST

PUTNAM FOCUSED INTERNATIONAL EQUITY FUND

PUTNAM FUNDS TRUST

PUTNAM DYNAMIC ASSET ALLOCATION EQUITY FUND

PUTNAM DYNAMIC RISK ALLOCATION FUND

PUTNAM EMERGING MARKETS EQUITY FUND

PUTNAM FIXED INCOME ABSOLUTE RETURN FUND

PUTNAM FLOATING RATE INCOME FUND

PUTNAM FOCUSED EQUITY FUND

PUTNAM GLOBAL TECHNOLOGY FUND

PUTNAM INTERMEDIATE-TERM MUNICIPAL INCOME FUND

PUTNAM INTERNATIONAL VALUE FUND

PUTNAM MORTGAGE OPPORTUNITIES FUND

PUTNAM MULTI-ASSET ABSOLUTE RETURN FUND

PUTNAM MULTI-CAP CORE FUND

PUTNAM SHORT DURATION BOND FUND

PUTNAM SHORT TERM INVESTMENT FUND

PUTNAM SHORT-TERM MUNICIPAL INCOME FUND

PUTNAM SMALL CAP GROWTH FUND

PUTNAM ULTRA SHORT DURATION INCOME FUND

GEORGE PUTNAM BALANCED FUND

PUTNAM GLOBAL HEALTH CARE FUND

PUTNAM GLOBAL INCOME TRUST

PUTNAM HIGH YIELD FUND

PUTNAM INCOME FUND

PUTNAM INTERNATIONAL EQUITY FUND

PUTNAM INVESTMENT FUNDS

PUTNAM GOVERNMENT MONEY MARKET FUND

PUTNAM GROWTH OPPORTUNITIES FUND

PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND

PUTNAM PANAGORA RISK PARITY FUND

PUTNAM RESEARCH FUND

PUTNAM SMALL CAP VALUE FUND

PUTNAM SUSTAINABLE FUTURE FUND

PUTNAM LARGE CAP VALUE FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

PUTNAM MINNESOTA TAX EXEMPT INCOME FUND

PUTNAM MONEY MARKET FUND

PUTNAM MORTGAGE SECURITIES FUND

PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

PUTNAM OHIO TAX EXEMPT INCOME FUND

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

PUTNAM SUSTAINABLE LEADERS FUND

PUTNAM TARGET DATE FUNDS

PUTNAM RETIREMENT ADVANTAGE MATURITY FUND

PUTNAM RETIREMENT ADVANTAGE 2065 FUND

PUTNAM RETIREMENT ADVANTAGE 2060 FUND

PUTNAM RETIREMENT ADVANTAGE 2055 FUND

PUTNAM RETIREMENT ADVANTAGE 2050 FUND

PUTNAM RETIREMENT ADVANTAGE 2045 FUND

PUTNAM RETIREMENT ADVANTAGE 2040 FUND

PUTNAM RETIREMENT ADVANTAGE 2035 FUND

PUTNAM RETIREMENT ADVANTAGE 2030 FUND

PUTNAM RETIREMENT ADVANTAGE 2025 FUND

PUTNAM RETIREMENTREADY MATURITY FUND

PUTNAM RETIREMENTREADY 2065 FUND

PUTNAM RETIREMENTREADY 2060 FUND

PUTNAM RETIREMENTREADY 2055 FUND

PUTNAM RETIREMENTREADY 2050 FUND

PUTNAM RETIREMENTREADY 2045 FUND

PUTNAM RETIREMENTREADY 2040 FUND

PUTNAM RETIREMENTREADY 2035 FUND

PUTNAM RETIREMENTREADY 2030 FUND

PUTNAM RETIREMENTREADY 2025 FUND

PUTNAM TAX EXEMPT INCOME FUND

PUTNAM TAX-FREE INCOME TRUST

PUTNAM STRATEGIC INTERMEDIATE MUNICIPAL FUND

PUTNAM TAX-FREE HIGH YIELD FUND

PUTNAM VARIABLE TRUST

PUTNAM VT DIVERSIFIED INCOME FUND

PUTNAM VT EMERGING MARKETS EQUITY FUND

PUTNAM VT FOCUSED INTERNATIONAL EQUITY FUND

PUTNAM VT GEORGE PUTNAM BALANCED FUND

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

PUTNAM VT GLOBAL HEALTH CARE FUND

PUTNAM VT GOVERNMENT MONEY MARKET FUND

PUTNAM VT GROWTH OPPORTUNITIES FUND

PUTNAM VT HIGH YIELD FUND

PUTNAM VT INCOME FUND

PUTNAM VT INTERNATIONAL EQUITY FUND

PUTNAM VT INTERNATIONAL VALUE FUND

PUTNAM VT LARGE CAP VALUE FUND

PUTNAM VT MORTGAGE SECURITIES FUND

PUTNAM VT MULTI-ASSET ABSOLUTE RETURN FUND

PUTNAM VT MULTI-CAP CORE FUND

PUTNAM VT RESEARCH FUND

PUTNAM VT SMALL CAP GROWTH FUND

PUTNAM VT SMALL CAP VALUE FUND

PUTNAM VT SUSTAINABLE FUTURE FUND

PUTNAM VT SUSTAINABLE LEADERS FUND

2

This is the formal agenda for your fund’s special shareholder meeting. It tells you what proposals will be voted on and the time and place of the special meeting, in case you wish to attend in person.

A special meeting of shareholders of your fund (the “Meeting”) will be held on June 29, 2022 at 11:00 a.m., Eastern Time, at the principal offices of the funds, 100 Federal Street, Boston, Massachusetts, 02110, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description	Affected Funds
1.	Electing Trustees	All funds
2.	Approving a change to certain funds’ sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”	Putnam Emerging Markets Equity Fund Putnam Growth Opportunities Fund Putnam VT Emerging Markets Equity Fund Putnam VT Growth Opportunities Fund
3.	Approving an amendment to certain funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer	George Putnam Balanced Fund
Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Conservative Fund
Putnam Dynamic Asset Allocation Growth Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund

As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	George Putnam, III
Barbara M. Baumann	Robert L. Reynolds
Katinka Domotorffy	Manoj P. Singh
Catharine Bond Hill	Mona K. Sutphen

In order for you to be represented at your fund’s special shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

May 20, 2022

3

Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-833-501-4818 or call your financial professional.

What proposals are being presented to shareholders at the special meeting?

Shareholders of all open-end Putnam funds are being asked to vote to elect the trustees. Shareholders of Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund are also being asked to approve a change to those funds’ sub-classifications under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified.” Shareholders of George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund are also being asked to approve an amendment to those funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the open-end Putnam funds for use at each fund’s special meeting of shareholders to be held on June 29, 2022 and, if a fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders (see previous pages). The Notice of Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about May 20, 2022.

How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees unanimously recommend that you vote:

1. FOR electing your fund’s nominees for Trustees;

2. FOR approving a change to Putnam Emerging Markets Equity Fund’s, Putnam Growth Opportunities Fund’s, Putnam VT Emerging Markets Equity Fund’s, and Putnam VT Growth Opportunities Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified”; and

3. FOR approving an amendment to George Putnam Balanced Fund’s, Putnam Dynamic Asset Allocation Balanced Fund’s, Putnam Dynamic Asset Allocation Conservative Fund’s, Putnam Dynamic Asset Allocation Growth Fund’s, Putnam VT George Putnam Balanced Fund’s, and Putnam VT Global Asset Allocation Fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on April 1, 2022 (the “Record Date”) are entitled to be present and to vote at the special meeting or, if it is adjourned, at any later sessions.

4

The number of shares of each fund outstanding on the Record Date is shown in Appendix A. Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business comes before your fund’s special meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of all series of a trust vote together with respect to the election of Trustees. Shareholders of each fund vote separately with respect to each other proposal. The name of each trust is indicated in bold in the Notice of a Special Meeting of Shareholders, with the funds that are series of that trust appearing below its name. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together as a single class. No proposal is contingent upon the outcome of any other proposal.

5

The Proposals

1.	ELECTING TRUSTEES

Affected funds: All funds

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

The Board, based on the recommendation of the Board Policy and Nominating Committee, has fixed the number of Trustees of your fund at 11 and recommends that you vote for the election of the nominees described in the following pages. Each fund currently has eleven Trustees on its Board. Two of your fund’s current Trustees, Paul L. Joskow and Ravi Akhoury, are retiring and are not standing for re-election to your fund’s Board, and each will serve until June 30, 2022, when he will retire. The Trustees have nominated Jennifer Williams Murphy and Marie Pillai to stand for election to your fund’s Board. If elected, Mses. Murphy and Pillai will serve as Trustees beginning July 1, 2022, following Dr. Joskow’s and Mr. Akhoury’s retirements. Each other nominee is currently a Trustee of your fund and of the other Putnam funds and, if elected, will continue to serve in that capacity without interruption.

Biographical information for the Fund’s nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each of the current Trustees oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees/nominees is 100 Federal Street, Boston, Massachusetts 02110. As of March 31, 2022, there were 100 Putnam funds.

6

Independent Trustee Nominees

Name, Address[1], Year of
Birth, Position(s) Held with
Fund and Length of Service
as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed	Author; won Pulitzer Prize for Lords of Finance: The Bankers	Chairman of the Sun Valley Writers Conference, a literary not-for-profit
(Born 1952),	Who Broke the World.	organization; and a Trustee of the Journal of Philosophy.
Trustee since 2012
Barbara M. Baumann	President of Cross Creek Energy Corporation, a strategic	Director of Devon Energy Corporation, a publicly traded independent natural gas
(Born 1955),	consultant to domestic energy firms and direct investor in energy	and oil exploration and production company; Director of National Fuel Gas
Trustee since 2010	projects.	Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior
Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources,
LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC;
Member of the Finance Committee of the Children’s Hospital of Colorado;
Member of the Investment Committee of the Board of The Denver Foundation;
and previously, a Director of publicly traded companies Buckeye Partners, LP,
UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.
Katinka Domotorffy	Voting member of the Investment Committees of the Anne Ray	Director of the Great Lakes Science Center; and Director of College Now Greater
(Born 1975),	Foundation and Margaret A. Cargill Foundation, part of the	Cleveland.
Trustee since 2012	Margaret A. Cargill Philanthropies.
Catharine Bond Hill	Managing Director of Ithaka S+R, a not-for-profit service that	Director of Yale-NUS College; and Trustee of Yale University.
(Born 1954),	helps the academic community navigate economic and
Trustee since 2017	technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.
Kenneth R. Leibler	Vice Chairman Emeritus of the Board of Trustees of Beth Israel	Director of Eversource Corporation, which operates New England’s largest
(Born 1949),	Deaconess Hospital in Boston. Member of the Investment	energy delivery system; previously the Chairman of the Boston Options
Trustee since 2006,	Committee of the Boston Arts Academy Foundation.	Exchange, an electronic market place for the trading of listed derivatives
Vice Chair from 2016		securities; previously the Chairman and Chief Executive Officer of the Boston
to 2018 and Chair		Stock Exchange; and previously the President and Chief Operating Officer of the
since 2018		American Stock Exchange.
Jennifer Williams Murphy[3]	Chief Executive Officer and Founder of Runa Digital Assets,	Previously, a Director of Western Asset Mortgage Capital Corporation.
(Born 1964),	LLC, an institutional investment advisory firm specializing in
Trustee Nominee	active management of digital assets. Until 2021, Chief Operating
Officer of Western Asset Management, LLC, a global
investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage
finance real estate investment trust.
Marie Pillai[3]	Senior Advisor, Hunter Street Partners, LP, an asset-oriented	Director of the Catholic Community Foundation of Minnesota; Investment
(Born 1954),	private investment firm; Specialty Leader and Member of the	Advisory Board Member of the University of Minnesota; Member of the Board of
Trustee Nominee	Curriculum Committee of the Center for Board Certified	the Bush Foundation, a non-profit organization supporting community problem-
	Fiduciaries, a public benefit corporation providing coursework	solving in Minnesota, North Dakota and South Dakota; previously, a Board
	for developing fiduciaries. Until 2019, Vice President, Chief	Member of Catholic Charities of St. Paul and Minneapolis.
Investment Officer and Treasurer of General Mills, Inc., a global food company.
George Putnam, III	Chairman of New Generation Research, Inc., a publisher of	Director of The Boston Family Office, LLC, a registered investment advisor;
(Born 1951),	financial advisory and other research services, and President of	Director of the Gloucester Marine Genomics Institute; previously a Trustee of the
Trustee since 1984	New Generation Advisors, LLC, a registered investment adviser	Marine Biological Laboratory; and previously a Trustee of Epiphany School.
to private funds.
Manoj P. Singh	Until 2015, Chief Operating Officer and global managing	Director of ReNew Energy Global Plc, a publicly traded renewable energy
(Born 1952),	director at Deloitte Touche Tohmatsu, Ltd., a global professional	company; Director of Abt Associates, a global research firm working in the fields
Trustee since 2017	services organization, serving on the Deloitte U.S. Board of	of health, social and environmental policy, and international development; Trustee
	Directors and the boards of Deloitte member firms in China,	of Carnegie Mellon University; Director of Pratham USA, an organization
	Mexico and Southeast Asia.	dedicated to children’s education in India; member of the advisory board of
Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
Mona K. Sutphen	Partner, Investment Strategies at The Vistria Group, a private	Director of Spotify Technology S.A., a publicly traded audio content streaming
(Born 1967),	investment firm focused on middle-market market companies in	service; Director of Unitek Learning, a private nursing and medical services
Trustee since 2020	the healthcare, education, and financial services industries. From	education provider in the United States; Board Member, International Rescue
	2014 to 2018, Partner at Macro Advisory Partners, a global	Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount
	consulting firm.	Holyoke College; Member of the Advisory Board for the Center on Global
Energy Policy at Columbia University’s School of International and Public
Affairs; previously Director of Pattern Energy and Pioneer Natural Resources,
pulblicly traded energy companies; and previously Managing Director of UBS
AG.

7

Interested Trustee Nominee

Name, Address[1], Year of
Birth, Position(s) Held with
Fund and Length of Service
as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert L. Reynolds[4]	President and Chief Executive Officer of Putnam Investments;	Director of the Concord Museum; Director of Dana-Farber Cancer Institute;
(Born 1952),	member of Putnam Investments' Board of Directors; and Chair	Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory
Trustee since 2008	of Great-West Lifeco U.S. LLC. Prior to 2019, also President	Board of the American Ireland Fund; National Council Co-Chair of the American
	and Chief Executive Officer of Great-West Financial, a financial	Enterprise Institute; Executive Committee Member of Greater Boston Chamber of
	services company that provides retirement savings plans, life	Commerce; Member of U.S. Chamber of Commerce, Center for Capital Markets
	insurance, and annuity and executive benefits products, and of	Competitiveness; Chair of Massachusetts High Technology Council; Member of
	Great-West Lifeco U.S. LLC, a holding company that owns	the Chief Executives Club of Boston; Member of the Massachusetts General
	Putnam Investments and Great-West Financial, and a member of	Hospital President’s Council; Director and former Chair of the Massachusetts
	Great-West Financial's Board of Directors.	Competitive Partnership; and former Chair of the West Virginia University
Foundation.

Current Independent Trustees Not Nominated for Re-Election

Name, Address[1], Year of
Birth, Position(s) Held with
Fund and Length of Service
as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Ravi Akhoury[5]	Private Investor	Director of English Helper, Inc., a private software company; previously a
(Born 1947),		Trustee of the Rubin Museum, serving on the Investment Committee; and
Trustee since 2009		previously a Director of RAGE Frameworks, Inc.
Paul L. Joskow[5]	The Elizabeth and James Killian Professor of Economics,	Vice Chair of the Board of Directors of the Whitehead Institute of Biomedical Research,
(Born 1947),	Emeritus at the Massachusetts Institute of Technology (MIT).	a non-profit biomedical research institute; a Director of Exelon Corporation, an energy
Trustee since 1997	From 2008 to 2017, the President of the Alfred P. Sloan	company focused on power services; and a Member Emeritus of the Board of Advisors
	Foundation, a philanthropic institution focused primarily on	of the Boston Symphony Orchestra.
research and education on issues related to science, technology, and economic performance.

1 The address of each Trustee/Nominee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death, or removal.

3 Mses. Murphy and Pillai have been nominated for election to your fund’s Board and, if elected, will serve as Trustees beginning July 1, 2022.

4 Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds, exclusive of the four exchange-traded funds in Putnam ETF Trust.

5 Mr. Akhoury and Dr. Joskow are retiring and are not standing for re-election to your fund’s Board. Each will serve until June 30, 2022, when he will retire.

Most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election of the nominees as Trustees, the Committee generally considered the educational, business and professional experience of each nominee in determining his or her qualifications to serve as a Trustee of the fund, including the nominee’s record of service as a director or trustee of public and private organizations. This included each current Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees/nominees.

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Independent Trustee Nominees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Jennifer Williams Murphy — Ms. Murphy’s experience as Chief Operating Officer of a major global investment management organization and as Chief Executive Officer of an investment advisory firm specializing in digital assets.

Marie Pillai — Ms. Pillai’s experience as Vice President, Chief Investment Officer and Treasurer of a global food company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as Chief Operating Officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen — Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as a director of public companies.

Interested Trustee Nominee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

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Current Independent Trustees Not Nominated for Re-Election:

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unable to serve or for good cause will not serve at the time of the special meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 11 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. Currently, Putnam Management and its affiliates provide administrative services to your fund. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel, and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, all but one of your fund’s Trustees are Independent Trustees, meaning that they are not considered “interested persons” of your fund or Putnam Management. Mses. Murphy and Pillai also qualify as Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity, and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Contract Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, independent counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and,

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except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports and presentations regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ and Putnam Management’s Chief Compliance Officer to receive compliance reports and with Putnam Management’s Chief Risk Officer to receive reports regarding risk oversight. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the funds’ financial statements, compliance with legal and regulatory requirements, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management, the funds’ independent registered public accountants, the fund’s and Putnam Management’s Chief Compliance Officer, and Putnam Management’s Chief Risk Officer, and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountant, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountant, is included in Appendix B of this proxy statement. Each member of the Committee is an Independent Trustee. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee currently consists of Messrs. Singh (Chair) and Akhoury, Ms. Domotorffy and Drs. Hill and Joskow. Mr. Singh and Drs. Hill and Joskow have each been designated an “audit committee financial expert” within the meaning of applicable SEC rules.

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Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that the recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with the fund’s by-laws and applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time, and (viii) overall Board composition. The Committee generally believes that the Board benefits from diversity of background, experience, and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chair), Messrs. Leibler and Putnam, and Ms. Baumann.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chair), Leibler, and Putnam, and Mses. Baumann and Sutphen.

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Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end Putnam funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds, and matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chair), Ahamed, and Leibler, and Mses. Baumann and Sutphen.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chair) and Sutphen, Messrs. Ahamed, Reynolds and Singh, and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chair), Leibler, and Putnam, Ms. Baumann, and Dr. Hill.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chair) and Akhoury, Ms. Domotorffy, and Dr. Hill.

How large of a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The number of shares beneficially owned by each Trustee and nominee for Trustee, as well as the value of each Trustee’s and nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2021 is included in Appendix C. As a group, the Trustees/nominees owned shares of the Putnam funds valued at approximately $77 million, as of March 31, 2022.

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As of March 31, 2022, to the knowledge of your fund, each Trustee/nominee, and the officers and Trustees/nominees of the fund as a group, owned less than 1% of the outstanding shares of each class of each fund, except as listed in Appendix C.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
100 Federal Street
Boston, Massachusetts 02110

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. (During the COVID-19 pandemic, the Trustees have held meetings by videoconference or teleconference rather than in person.) A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During the calendar year 2021, each Trustee attended at least 75% of the Board and applicable committee meetings noted for each fund and the average Trustee participated in approximately 38 committee and Board meetings.

The number of times the full Board and each committee met during calendar year 2021 is shown in the table below:

Board of Trustees	12
Audit, Compliance and Risk Committee	13
Board Policy and Nominating Committee	9
Brokerage Committee	2
Contract Committee	8
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Executive Committee	1
Investment Oversight Committee A	6
Investment Oversight Committee B	6
Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last shareholder meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, and soft dollar expenditures (if applicable);

• by discussing shareholder outreach initiatives with senior management of Putnam Management;

• by reviewing the specific concerns of closed-end fund shareholders;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the funds are Trustees of all of the Putnam funds.

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The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The table found in Appendix D includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to March 31, 2022), and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2021. Mses. Murphy and Pillai did not serve as Trustees of the Board during any fund’s recently completed fiscal year or during the calendar year 2021 and are therefore not included in the table in Appendix D.

Why should you vote for your fund’s nominees?

The nominees for election as Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Kenneth R. Leibler, is independent of Putnam Management and has served on the Board for 16 years. He also has extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and has served as a director of various public and private companies;

• 10 of the 11 Trustee nominees, and both of the nominees who do not currently serve as Trustees, are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

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Highly Qualified

• The nominees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, and professional services; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and, in the case of the closed-end funds, tender offers when in the best interests of all shareholders; a share repurchase program for the closed-end funds that has made a contribution to investment return; a significant decrease in 2006 in management fee rates for certain Putnam funds; and various efforts to improve shareholder relations.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure or other takeover defenses.

What is the voting requirement for electing Trustees?

All of the funds within a trust will vote together on the election of Trustees as a single class. If a quorum for your trust is present at the special meeting, all nominees receiving votes cast will be elected as Trustees of your trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the nominees are running unopposed, all eleven nominees are expected to be elected as Trustees, as all nominees who receive votes in favor will be elected, and votes not cast or votes withheld will have no effect on the election outcome. The name of each trust is indicated in bold in the Notice of a Special Meeting of Shareholders on page 2, with the funds that are series of that trust appearing below its name.

Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, attributable to Proposal 1 will be borne by the funds pro rata based on the number of shareholder accounts.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

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2. APPROVING A CHANGE TO CERTAIN FUNDS’ SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Affected funds: Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund only

What is this proposal?

The Trustees recommend that shareholders approve a change to the sub-classification under the 1940 Act from “diversified” to “non-diversified” for each of the following funds: Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund (for purposes of this Proposal 2, the “funds”). As a non-diversified fund, each fund would have greater flexibility to invest more of its assets in the securities of fewer issuers than it would as a diversified fund.

Each fund is currently sub-classified as a “diversified” fund under the 1940 Act. As a diversified fund, a fund is generally limited as to the size of its investment in any single issuer. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (These percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing.) The remaining 25% of a fund’s total assets is not subject to this restriction. This means that, with respect to the remaining 25% of a fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. These 1940 Act requirements do not apply to an investment company that is non-diversified. As a result, compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities.

The change to each fund’s sub-classification under the 1940 Act from diversified to non-diversified is being proposed because the markets in which the fund invests include a small number of dominant companies. For example, as of March 29, 2022, more than 35% of the corresponding benchmark index for Putnam Growth Opportunities Fund and Putnam VT Growth Opportunities Fund, and more than 7% of the corresponding benchmark index for Putnam Emerging Markets Equity Fund and Putnam VT Emerging Markets Equity Fund, each of which broadly represents the markets in which the funds are likely to invest, are composed of companies that each represent more than 5% (by market capitalization) of the index. In order to meet the requirements of the funds’ current diversification classification, the funds currently must limit purchases of these companies relative to their weights in the corresponding benchmark index, even if Putnam Management finds them to be attractive investment opportunities. Putnam Management believes that the proposed change would allow the funds’ portfolio managers to more effectively implement each fund’s investment strategy by providing greater flexibility to manage each fund, including, if desired for investment purposes, by investing a greater portion of the fund’s assets in one or more of the largest constituents of the index. While the proposed change to the diversification status of each fund will provide greater flexibility in executing each fund’s investment program, it is not expected to materially impact the way each fund is managed. However, as a non-diversified fund, the fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would

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increase its vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

The Trustees, subject to shareholder approval, have approved the proposed change to each fund’s sub-classification from a diversified fund to a non-diversified fund. In recommending that shareholders approve this change, the Trustees noted that, in order to meet the requirements of the funds’ current diversification classification, the funds currently must limit purchases of certain companies relative to their weights in the corresponding benchmark index even if Putnam Management finds them to be attractive investment opportunities. The Trustees also considered Putnam Management’s representation that this change would allow it to more effectively implement each fund’s investment strategy by providing greater flexibility to manage each fund, including, if desired for investment purposes, by investing a greater portion of the fund’s assets in one or more of the largest constituents of the index.

Under the 1940 Act, shareholder approval is required to permit a fund to change its sub-classification from diversified to non-diversified. Assuming shareholder approval, the proposed change in each fund’s sub-classification will take effect on July 1, 2022.

To implement this change, each fund’s fundamental investment policies regarding diversification of investments will be restated. By way of background, the 1940 Act requires registered investment companies like the funds to have fundamental investment policies governing specified investment practices, including with respect to diversification. Fundamental investment policies can be changed only by a shareholder vote.

Currently, each Fund has two fundamental investment policies regarding diversification, which are intended to track the 1940 Act requirements for diversified funds and which, like the 1940 Act requirements, apply with respect to 75% of the fund’s total assets. Because each fund avails itself of favorable tax treatment as a “regulated investment company” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the fund is also subject to comparable diversification requirements under the Code with respect to 50% of its total assets. If shareholders approve the fund becoming non-diversified, the 1940 Act diversification requirements will no longer apply to the fund, and the fund’s fundamental investment policies regarding diversification will be restated so that they would apply only with respect to 50% of the fund’s total assets (consistent with the Code requirements). The restated policies will allow the fund to take advantage of the additional flexibility it will have as a non-diversified fund under the 1940 Act to invest more of its assets in the securities of fewer issuers.

One of the current fundamental investment policies regarding diversification of investments prohibits each fund, with respect to 75% of its total assets, from acquiring more than 10% of the outstanding voting securities of any issuer. This current fundamental investment policy is more restrictive than required by the Code for regulated investment companies, whether diversified or non-diversified under the 1940 Act, because it does not exclude Government securities or securities of other investment companies as permitted by the applicable provisions of the Code. The revised fundamental investment policy for the fund would exclude these investments from the general requirement. The proposed change would permit the fund greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities.

The current and proposed fundamental investment policies for each fund are set forth below (deleted language is in strike-through text and new language is in bold text):

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Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[Each fund may not and will not:]	[Each fund may not and will not:]
1. With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.	1. With respect to ~~75%~~ 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.
2. With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.
2. With respect to ~~75%~~ 50% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

What is the voting requirement for approving the proposal?

With respect to each fund, approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) 67% or more of the voting securities of the fund that are present or represented by proxy at the shareholder meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy at the shareholder meeting, or (b) more than 50% of the outstanding voting securities of the fund.

What is the plan for implementation if the proposal is approved?

If shareholders approve the proposal, it is anticipated that the change to each fund’s sub-classification from diversified to non-diversified, as well as the related amendments to the fund’s fundamental investment policies regarding diversification of investments, would take effect on July 1, 2022.

What if the proposal is not approved by shareholders?

If shareholders do not approve a fund becoming non-diversified, the fund would continue to be managed as a diversified fund and the fund’s current fundamental investment policies regarding diversification of investments would remain in effect.

Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, attributable to Proposal 2 will be borne by the funds affected by Proposal 2 pro rata based on the number of shareholder accounts.

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What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve a change to your fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

3. APPROVING AN AMENDMENT TO CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT POLICY REGARDING ACQUISITION OF VOTING SECURITIES OF ANY ISSUER

Affected fund: George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund only

What is the proposal?

The Trustees recommend that the fundamental investment policy with respect to the acquisition of voting securities of any issuer be revised for each of the following funds: George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund (for purposes of this Proposal 3, the “funds”).

By way of background, the 1940 Act requires registered investment companies like the funds to have fundamental investment policies governing specified investment practices, including with respect to the diversification of their investments. Fundamental investment policies can be changed only by a shareholder vote.

Each of the funds is a diversified fund under the 1940 Act. Compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, among other things, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, the fund would hold more than 10% of the outstanding voting securities of the issuer. Under the 1940 Act, however, this percentage limitation on the acquisition of an issuer’s voting securities does not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of a fund’s total assets is not subject to this restriction.

Currently, each fund has a fundamental investment policy that prohibits it, with respect to 75% of its total assets, from acquiring more than 10% of the outstanding voting securities of any issuer. This current fundamental investment policy for the funds is more restrictive than required by the 1940 Act because it does not include the relevant exclusions from the definition of a “diversified” fund expressed in the 1940 Act. Therefore, the Trustees are proposing to amend this fundamental restriction to align it with the requirements of the 1940 Act.

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The current and proposed fundamental investment policies for each fund are set forth below (new language is in bold text):

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[Each fund may not and will not:]	[Each fund may not and will not:]
1. With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.	1. With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

The revised fundamental investment policy regarding the acquisition of voting securities of any issuer tracks the definition of a “diversified” fund under the 1940 Act and clarifies that the 10% percentage limitation on the acquisition of an issuer’s voting securities does not apply to securities issued by other investment companies or to Government securities. As revised, the fundamental investment policy would also align the investment policies and operations of the funds with other Putnam funds.

What effect will amending the current fundamental investment policy with respect to the acquisition of voting securities of any issuer have on your fund?

By aligning your fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer with the requirements of the 1940 Act, the proposed amendment will permit your fund greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities. Further, to the extent your fund invests its assets in other Putnam funds, the amended fundamental investment policies will give the fund greater flexibility to allocate its assets to the other Putnam Funds to pursue its investment objective, including through a fund of funds structure. Any such fund of funds structure would be effected in accordance with the 1940 Act and SEC rules, including rules limiting double-charging of investment management fees.

What is the voting requirement for approving the proposal?

With respect to each fund, approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) 67% or more of the voting securities of the fund that are present or represented by proxy at the shareholder meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy at the shareholder meeting, or (b) more than 50% of the outstanding voting securities of the fund.

What is the plan for implementation if the proposal is approved?

If shareholders approve the proposal, it is anticipated that the change to each fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer would take effect on July 1, 2022.

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What if the proposal is not approved by shareholders?

If shareholders do not approve the changes to a fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer, the fund would continue to be managed under its current fundamental investment policy regarding the acquisition of voting securities of any issuer.

Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, attributable to Proposal 3 will be borne by the funds affected by Proposal 3 pro rata based on the number of shareholder accounts.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer.

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Further Information About Voting and the Special Meeting

Location.  As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. The shareholders of all of the series of a trust vote together as a single class with respect to the election of Trustees (Proposal 1). Shareholders of Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity, and Putnam VT Growth Opportunities Fund vote separately with respect to approving a change to those funds’ sub-classifications under the 1940 Act from “diversified” to “non-diversified” (Proposal 2). Shareholders of George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund vote separately with respect to approving an amendment to those funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer (Proposal 3). Shares of all classes of each fund vote together as a single class. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the special meeting for all funds. Votes cast by proxy or in person at the special meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast.

Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to Proposals 2 and 3, abstentions and broker non-votes have the effect of a vote against the proposal. Broker non-votes may result in Proposals 2 or 3 not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

The documents that authorize Putnam Fiduciary Trust Company, LLC (“PFTC”) or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, PFTC or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that PFTC or Putnam Investor Services, each of which

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is an affiliate of Putnam Management, may benefit indirectly from the approval or disapproval, in accordance with the Trustees’ recommendations, of the proposals.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) to demand payment for, or an appraisal of, their shares.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the special meeting. If, however, any other matters properly come before the special meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The special meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all special meetings will be held simultaneously. However, if any shareholder at the special meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Information for all Putnam funds except funds that are series of Putnam Variable Trust

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the care of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the special meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the special meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

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Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the special meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Information for funds that are series of Putnam Variable Trust

Voting process. With respect to funds that are series of Putnam Variable Trust only, as of the Record Date, certain insurance companies (each an “Insurance Company”) were shareholders of record of funds that are series of Putnam Variable Trust. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to funds that are series of Putnam Variable Trust, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the fund attributable to the Contract Owner in the same proportion as shares of that fund for which it has received instructions. Similarly, in the event that an Insurance Company or its affiliates own fund shares for their own accounts, the Insurance Company will vote those shares in the same proportion as shares of that fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a fund.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Investor Services, Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies) and would be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Contract Owner instructions. Each Contract Owner is entitled to instruct his or her Insurance Company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this proxy statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in accordance with the Trustees’ recommendations. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Accordingly, with respect to funds that are series of Putnam Variable Trust, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting

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instructions from Contract Owners. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of the vote for the fund.

Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the special meeting. To give voting instructions online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site.  Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions, and to confirm that their instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the special meeting will be voted as specified in the instructions.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person.

Information for all Putnam funds

Expenses of the solicitation. For managing the funds’ overall proxy campaign, Broadridge Financial Solutions (“Broadridge”) will receive a proxy management fee of $33,000 plus reimbursement for out-of-pocket expenses. Broadridge will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. While fees paid will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the aggregate fees across all funds are estimated to be approximately $3.1 million. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. The funds will bear the expenses of the solicitation pro rata based on the number of shareholder accounts; provided, that only those funds affected by Proposal 2 will bear a pro rata share of solicitation expenses attributable to Proposal 2, and only those funds affected by Proposal 3 will bear a pro rata share of solicitation expenses attributable to Proposal 3.

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Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.

Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. Each of Putnam Mortgage Securities Fund, Putnam Short Duration Bond Fund, and Putnam VT Mortgage Securities Fund held a special meeting in 2018; each of Putnam Focused Equity Fund and Putnam Sustainable Leaders Fund held a special shareholder meeting in 2019; each of the Putnam RetirementReady Funds and Putnam Strategic Intermediate Municipal Fund held a special meetings in 2020; and each of Putnam Focused International Equity Fund and Putnam VT Focused International Equity Fund held a special shareholder meeting in 2021. For each other fund, the last special meeting was held in 2014, except that funds that commenced operations after 2014 have not yet held any shareholder meeting. In accordance with the regulations of the SEC and the funds’ governing documents, in order to be eligible for inclusion in a fund’s proxy statement for a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder or Contract Owner must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the funds’ Declaration of Trust and Amended and Restated Bylaws (“Bylaws”).

Postponement and adjournment. To the extent permitted by each fund’s Declaration of Trust and Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for the meeting.

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by your fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without further notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may, but need not, be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares

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present and entitled to vote at a meeting that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. The funds will bear the costs of any additional solicitation and of any adjourned sessions. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the special meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800-225-1581. You may also access copies of these reports by visiting Putnam’s website at putnam.com/individual.

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Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 50.9% of the voting rights of Power Corporation of Canada. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. Power Corporation of Canada controls, directly or indirectly, approximately 70% of the outstanding common shares (representing approximately 65% of the voting rights attached to all of the outstanding voting shares) of Great-West Lifeco Inc., an international financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, MA 02110.

Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, and is directly owned by Putnam Advisory Holdings II, LLC, which is a Delaware holding company, and is owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Vivek Gandhi, Portfolio Manager, and Alan G. McCormack, Head of Quantitative Equities and Risk. The address of Putnam Investments Limited, Vivek Gandhi, and Alan G. McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110.

The Putnam Advisory Company, LLC. The Putnam Advisory Company, LLC (“PAC”), which has also been retained by Putnam Management to serve as sub-adviser for a portion of the assets of certain funds, is owned by Putnam Investments through a series of wholly-owned subsidiaries. The address of The Putnam Advisory Company, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Retail Management. Putnam Retail Management, the principal underwriter for the open-end Putnam funds, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam U.S. Holdings I, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. and an indirect wholly-owned subsidiary of Putnam Investments. The address of each of Putnam Retail Management, Putnam Retail Management GP, Inc. and Putnam U.S. Holdings I, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Investor Services. Putnam Investor Services serves as your fund’s investor servicing agent. Putnam Investor Services is an indirect wholly-owned subsidiary of Putnam Investments. The address of Putnam Investor Services is 100 Federal Street, Boston, Massachusetts 02110.

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Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. The Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be available or present at the special meeting and to have the opportunity to make a statement and respond to appropriate questions.

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees approved and recommended the decision to change the independent accountant, and not to retain KPMG LLP, with respect to each of the following funds: Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Equity Fund, Putnam Fixed Income Absolute Return Fund, Putnam Floating Rate Income Fund, Putnam Focused Equity Fund, Putnam Focused International Equity Fund (formerly Putnam Global Equity Fund), Putnam Global Technology Fund, Putnam Government Money Market Fund, Putnam Growth Opportunities Fund, Putnam High Yield Fund, Putnam Income Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Large Cap Value Fund (formerly Putnam Equity Income Fund), Putnam Mortgage Securities Fund, Putnam Multi-Cap Core Fund, Putnam New York Tax Exempt Income Fund, Putnam Research Fund, Putnam Short Duration Bond Fund, Putnam Short-Term Municipal Income Fund, Putnam Small Cap Value Fund, Putnam Sustainable Future Fund, Putnam Tax Exempt Income Fund, and Putnam Ultra Short Duration Income Fund. On April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation with respect to each of those funds. During the two previous fiscal years, with respect to those funds, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in its report on those funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the independent accountant of each of those funds.

Information about the fees billed to each fund by the fund’s auditors, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ auditors, is included in Appendix B of this proxy statement.

31

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Length of Service
Name, Address[1], Year of Birth,	with the	Principal Occupation(s)
Position(s) Held with Putnam funds	Putnam funds[2]	During Past 5 Years[3]
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison
Stephen J. Tate (Born 1974)	Since 2021	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam Retail
Management (2021 – Present). Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004 – 2021).
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer and Chief
Vice President and		Risk Officer, Putnam Investments
Chief Compliance Officer		and Chief Compliance Officer,
Putnam Management
Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The
Vice President, Treasurer, and Clerk		Putnam Funds
Richard T. Kircher (Born 1962)	Since 2019	Assistant Director of Operational
Vice President and BSA		Compliance, Putnam Investments and
Compliance Officer		Putnam Retail Management
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration Services,
Vice President, Principal Financial Officer,		Putnam Investments and Putnam
Principal Accounting Officer and		Management
Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office and
Vice President and Assistant Treasurer		Control Services, Putnam Investments
and Putnam Management
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President		Putnam Investments and Putnam Retail
Management
Alan G. McCormack[5] (Born 1964)	Since 2022	Head of Quantitative Equities and Risk,
Vice President and Derivatives Risk Manager		Putnam Investments
Martin Lemaire[5] (Born 1984)	Since 2022	Risk Manager, Putnam Investments
Vice President and Derivatives Risk Manager		(2020 – Present).
Risk Analyst, Putnam Investments
(2016 – 2020).

32

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting
Vice President, Director of Proxy Voting		and Corporate Governance, Assistant
and Corporate Governance, Assistant		Clerk and Associate Treasurer, The
Clerk, and Associate Treasurer		Putnam Funds
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk,
Assistant Vice President, Assistant Clerk,		and Assistant Treasurer, The Putnam
and Assistant Treasurer		Funds

1 The address of each officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death, or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

5 Messrs. McCormack and Lemaire each serve as Vice President and Derivatives Risk Manager for the funds, except Putnam Government Money Market Fund, Putnam Money Market Fund, and Putnam VT Government Money Market Fund.

5% Beneficial Ownership. As of March 31, 2022, to the knowledge of the funds, no person other than those listed on Appendix E owned beneficially or of record 5% or more of any class of shares of any Putnam fund. Putnam Investments or one of its affiliates (typically Putnam Investment Holdings, LLC) typically provides initial capital sufficient for the operation of new funds. Putnam Investments and its affiliates intend to vote their shares for each of the proposals, in accordance with the Trustees’ recommendations. As of the Record Date, these investments represented a majority of the outstanding voting shares of some Putnam funds. See Appendix E for information about persons owning 5% or more of any class of shares of each Putnam fund.

33

Appendix A — Number of Shares Outstanding as of the Record Date

	Putnam California Tax Exempt Income Fund	Putnam Convertible Securities Fund	Putnam Diversified Income Trust	Putnam Dynamic Asset Allocation Balanced Fund	Putnam Dynamic Asset Allocation Conservative Fund
Class A	110,613,265.51	19,321,058.37	113,954,369.76	86,335,643.40	39,624,229.06
Class B	43,687.49	80,228.37	924,360.95	1,442,252.89	513,236.14
Class C	1,865,963.95	727,777.41	26,161,846.09	13,140,181.06	8,282,395.24
Class G	--	798.053	--	--	--
Class I	--	--	--	--	--
Class M	--	--	11,917,580.00	--	--
Class N	--	--	--	--	--
Class P	--	--	--	13,140,181.06	16,493,539.64
Class R	--	134,658.78	333,521.90	1,239,717.63	523,493.03
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	--	--	562,282.59	431,090.04
Class R6	190,263.25	1,528,842.67	5,049,649.08	18,700,574.28	8,995,855.79
Class Y	21,212,692.61	13,057,053.57	154,345,212.16	21,742,531.47	14,925,507.91

	Putnam Dynamic Asset Allocation Equity Fund	Putnam Dynamic Asset Allocation Growth Fund	Putnam Dynamic Risk Allocation Fund	Putnam Emerging Markets Equity Equity Fund	Putnam Fixed Income Absolute Return Fund
Class A	2,159.54	93,565,303.62	1,505,374.57	18,017,467.93	13,735,776.86
Class B	--	1,455,999.86	81,748.84	144,607.63	57,682.01
Class C	--	11,710,055.57	202,941.30	748,857.42	828,688.90
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	6,005,936.03	18,037,579.60	--	--	22,218,213.03
Class R	--	1,126,813.76	1,521.32	399,827.67	29,289.85
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	829,878.92	--	--	--
Class R6	--	19,870,107.98	182,940.89	2,351,668.96	161,323.01
Class Y	--	15,256,827.15	247,981.48	12,112,371.39	10,153,743.61
A-1

	Putnam Floating Rate Income Fund	Putnam Focused Equity Fund	Putnam Focused International Equity Fund	George Putnam Balanced Fund	Putnam Global Health Care Fund
Class A	32,831,805.99	15,943,615.36	55,897,244.24	59,525,433.13	23,806,102.90
Class B	178,767.30	558,995.38	431,970.71	416,261.42	388,490.61
Class C	3,060,654.87	2,878,831.85	1,042,325.96	5,864,070.79	665,298.21
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	2,503,227.06	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	70,115.23	282,396.08	41,781.25	88,118.59	32,018.96
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	--	--	928.811	--
Class R6	865,171.48	678,274.20	1,201,441.53	3,178,716.03	586,071.59
Class Y	24,010,129.90	4,152,309.11	3,105,629.73	12,916,859.30	1,868,992.40

	Putnam Global Income Trust	Putnam Global Technology Fund	Putnam Government Money Market Fund	Putnam Growth Opportunities Fund	Putnam High Yield Fund
Class A	8,969,707.40	8,826,085.98	149,165,542.31	120,796,829.46	133,109,701.18
Class B	32,184.43	--	177,193.12	871,626.77	460,356.28
Class C	287,687.30	1,407,276.48	1,153,037.54	3,347,326.07	2,165,602.17
Class G	--	--	57,170,739.68	--	--
Class I	--	--	10,401.70	--	--
Class M	--	--	--	--	8,862,384.00
Class N	--	--	--	--	--
Class P	--	--	10,401.70	--	--
Class R	165,848.90	122,908.54	638,131.56	286,707.99	3,102,693.32
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	3,005.30	--	--	49,201.33	--
Class R6	2,510,226.81	1,319,634.73	--	10,032,040.36	3,174,653.58
Class Y	6,703,930.58	7,036,994.71	--	30,079,878.32	36,316,491.01

A-2

	Putnam Income Fund	Putnam Income Strategies Portfolio	Putnam Intermediate-Term Municipal Income Fund	Putnam International Capital Opportunities Fund	Putnam International Equity Fund
Class A	95,654,184.80	--	1,139,995.12	7,589,587.56	26,895,618.52
Class B	500,779.16	--	1,555.54	28,649.58	130,267.24
Class C	9,544,101.95	--	24,804.53	72,282.69	450,645.27
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	7,809,900.00	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	1,573,039.60	--	--	235,667.31	42,486.89
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	825,536.25	--			1,124.80
Class R6	28,699,330.41	--	79,289.33	386,329.84	1,154,355.54
Class Y	280,258,809.86	--	97,907.49	908,567.59	4,959,140.27
Shares	--	1,845,813.34*	--	--	--

* Putnam Income Strategies Portfolio currently offers a single, unamed class of shares.

	Putnam International Value Fund	Putnam Large Cap Value Fund	Putnam Massachusetts Tax Exempt Income Fund	Putnam Minnesota Tax Exempt Income Fund	Putnam Money Market Fund
Class A	9,388,304.95	318,689,837.58	19,457,843.43	6,978,012.56	727,465,690.86
Class B	28,776.79	1,780,705.61	30,768.83	15,114.81	2,078,528.18
Class C	113,667.14	10,233,164.12	707,797.97	547,675.03	17,492,340.01
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	162,221.99	2,583,361.05	--	--	4,992,386.33
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	2,446,714.32	--	--	--
Class R6	1,778,801.22	76,955,764.53	154,204.68	707,358.56	--
Class Y	6,739,190.75	176,294,554.35	10,015,996.36	8,869,630.78	--

A-3

	Putnam Mortgage Opportunities Fund	Putnam Mortgage Securities Fund	Putnam Multi-Asset Absolute Return Fund	Putnam Multi-Cap Core Fund	Putnam New Jersey Tax Exempt Income Fund
Class A	262,907.54	48,069,256.93	15,621,757.47	70,608,817.81	12,114,448.42
Class B	--	82,497.10	362,383.19	709,414.45	27,666.18
Class C	30,152.83	450,990.46	2,433,390.12	4,515,136.27	966,923.93
Class G	--	--	--	--	--
Class I	14,962,031.59	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	29,083,549.54	--	--
Class R	--	510,185.60	219,103.86	163,357.70	13,545.16
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	--	--	--	--
Class R6	120,034.77	548,724.48	2,066,203.99	2,074,790.98	--
Class Y	6,001,442.20	3,331,243.49	6,861,628.35	24,348,129.24	3,212,425.06

	Putnam New York Tax Exempt Income Fund	Putnam OhioTax Exempt Income Fund	Putnam PanAgora Risk Parity Fund	Putnam Pennsylvania Tax Exempt Income Fund	Putnam Research Fund
Class A	81,839,805.80	8,653,004.20	1,858,848.52	12,778,385.54	8,623,052.09
Class B	92,475.80	20,524.51	2,086.68	29,970.81	76,394.02
Class C	2,560,368.71	267,305.89	4,203.83	937,395.87	331,897.49
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	19,494,782.76	--	1,376.43	--	29,151.96
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	--	--	--	--
Class R6	--	143,664.01	89,828.64	36,906.25	525,861.08
Class Y	10,228,269.22	1,649,701.94	2,120,648.63		1,340,925.79

A-4

	Putnam Retirement Advantage 2025 Fund	Putnam Retirement Advantage 2030 Fund	Putnam Retirement Advantage 2035 Fund	Putnam Retirement Advantage 2040 Fund	Putnam Retirement Advantage 2045 Fund
Class A	184,047.25	45,678.77	51,426.94	17,757.43	31,621.85
Class B	--	--	--	--	--
Class C	5,088.93	4,379.19	1,088.74	1,569.90	2,123.78
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	1,029.62	1,069.07	1,093.51	1,095.36	1,098.13
Class R3	1,032.76	1,072.54	1,096.98	1,098.84	1,101.56
Class R4	1,036.20	1,075.83	1,100.52	1,102.22	1,105.01
Class R5	1,038.21	1,077.88	1,102.56	1,104.32	1,107.06
Class R6	1,126,494.64	1,148,652.84	1,182,635.45	667,350.83	711,749.37
Class Y	1,038.21	1,149.45	1,841.15	1,104.32	1,107.19

	Putnam Retirement Advantage 2050 Fund	Putnam Retirement Advantage 2055 Fund	Putnam Retirement Advantage 2060 Fund	Putnam Retirement Advantage 2065 Fund	Putnam Retirement Advantage Maturity Fund
Class A	2,819.66	5,533.58	10,762.94	3,264.74	46,467.00
Class B	--	--	--	--	--
Class C	1,118.42	1,885.11	1,144.78	1,116.23	1,010.04
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	1,123.40	1,115.63	1,142.67	1,053.42	1,010.70
Class R3	1,126.88	1,119.04	1,146.20	1,055.82	1,011.36
Class R4	1,130.27	1,122.54	1,149.74	1,058.36	1,011.78
Class R5	1,132.45	1,124.69	1,151.71	1,059.84	1,012.09
Class R6	377,559.70	246,365.55	86,362.42	3,507.19	1,283,448.78
Class Y	1,132.45	1,162.85	1,472.77	2,327.02	1,012.09

A-5

	Putnam RetirementReady 2025 Fund	Putnam RetirementReady 2030 Fund	Putnam RetirementReady 2035 Fund	Putnam RetirementReady 2040 Fund	Putnam RetirementReady 2045 Fund
Class A	1,179,365.29	1,106,428.07	1,015,059.48	744,169.97	605,376.14
Class B	14,986.68	10,457.12	16,434.75	16,906.80	25,053.36
Class C	91,050.56	47,283.09	61,145.63	44,951.66	42,098.01
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	35,963.74	20,488.71	25,330.05	6,484.16	3,600.70
Class R3	178,571.26	226,978.05	213,420.25	124,906.93	133,507.01
Class R4	63,103.35	111,505.01	28,171.30	26,442.55	31,705.47
Class R5	488.454	413.756	389.818	382.489	403.942
Class R6	521,282.56	735,131.68	632,091.81	521,497.46	423,578.76
Class Y	7,624,478.63	7,655,393.08	5,220,773.71	5,860,504.87	3,653,374.80

	Putnam RetirementReady 2050 Fund	Putnam RetirementReady 2055 Fund	Putnam RetirementReady 2060 Fund	Putnam RetirementReady 2065 Fund	Putnam RetirementReady Maturity Fund
Class A	378,393.91	407,850.20	81,495.95	3,367.47	1,652,638.30
Class B	8,829.68	5,968.68	1,394.85	--	20,945.45
Class C	49,351.16	85,248.22	26,675.78	17,041.84	74,254.52
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	25,008.48	2,617.82	1,419.31	1,051.57	42,935.30
Class R3	114,913.24	247,668.14	3,329.40	1,053.94	119,162.57
Class R4	8,462.79	28,021.33	2,844.37	1,056.35	13,409.15
Class R5	561.512	919.456	924.275	1,057.87	601.129
Class R6	547,236.44	521,010.37	155,970.24	6,956.47	253,533.53
Class Y	3,769,396.05	2,360,821.63	573,821.60	1,094.90	14,215,776.07

A-6

	Putnam Short Duration Bond Fund	Putnam Short-Term Investment Fund	Putnam Short-Term Municipal Income Fund	Putnam Small Cap Growth Fund	Putnam Small Cap Value Fund
Class A	112,622,986.77	--	2,489,550.19	8,298,165.89	10,556,408.98
Class B	54,117.13	--	--	85,654.89	55,225.62
Class C	2,795,812.16	--	38,929.25	305,665.74	815,511.95
Class G	--	2,015,497.34	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	2,138,985,040.00	--	--	--
Class R	94,700.08	--	--	368,315.99	65,868.87
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	--	--	--	505.87
Class R6	584,940.26	--	373,327.75	1,088,636.30	1,606,532.65
Class Y	87,118,309.24	--	2,045,038.40	4,172,194.13	8,755,480.15

	Putnam Strategic Intermediate Municipal Fund	Putnam Sustainable Future Fund	Putnam Suistainable Leaders Fund	PutnamTax Exempt Income Fund	Putnam Tax-Free High Yield Fund
Class A	13,670,135.9	19,104,426.33	48,952,618.09	81,509,986.57	50,029,654.21
Class B	7,919.92	15,773.77	293,553.20	75,102.58	157,174.57
Class C	696,325.11	614,172.27	458,380.17	1,508,880.04	1,689,049.11
Class G	--	--	--	--	--
Class I	--	--	--	--	--
Class M	--	--	--	--	--
Class N	--	--	--	--	--
Class P	--	--	--	--	--
Class R	--	483,327.24	12,092.06	--	--
Class R3	--	--	--	--	--
Class R4	--	--	--	--	--
Class R5	--	--	--	--	--
Class R6	118,491.52	1,390,200.99	835,267.61	630,027.13	147,594.92
Class Y	5,521,519.17	2,910,314.83	3,249,233.56	14,238,516.69	14,502,318.91

A-7

Putnam Ultra Short Duration Income Fund
Class A	521,489,500.03
Class B	27,916.07
Class C	1,720,761.76
Class G	--
Class I	--
Class M	--
Class N	870,117.90
Class P	--
Class R	459,254.89
Class R3	--
Class R4	--
Class R5	--
Class R6	12,655,570.37
Class Y	862,898,110.91

	Putnam VT Diversified Income Fund	Putnam VT Emerging Markets Equity Fund	Putnam VT Focused International Equity Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Global Asset Allocation Fund
Class IA	10,243,477.99	1,050,462.21	12,138,256.04	5,441,132.63	4,788,353.86
Class IB	22,942,141.70	448,898.50	1,580,812.96	12,698,039.97	2,210,497.31

	Putnam VT Global Health Care Fund	Putnam VT Government Money Market Fund	Putnam VT Growth Opportunities Fund	Putnam VT High Yield Fund	Putnam VT Income Fund
Class IA	2,790,617.50	40,120,904.01	64,122,942.97	19,412,118.64	11,085,544.27
Class IB	7,145,545.97	33,833,172.89	20,863,294.99	7,592,186.15	9,851,734.71

	Putnam VT International Equity Fund	Putnam VT International Value Fund	Putnam VT Large Cap Value Fund	Putnam VT Mortgage Securities Fund	Putnam VT Multi-Asset Absolute Return Fund
Class IA	5,479,264.41	3,318,947.56	35,426,060.09	2,479,751.75	19,995.34
Class IB	10,624,924.71	5,087,554.40	24,854,512.54	2,210,454.86	2,506,400.94

	Putnam VT Multi-Cap Core Fund	Putnam VT Research Fund	Putnam VT Small Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT Sustainable Future Fund
Class IA	4,280,667.95	793,991.10	933,341.74	3,875,443.41	18,905,975.48
Class IB	4,492,866.55	1,444,787.98	970,329.71	7,697,203.85	4,376,501.66

A-8

Putnam Sustainable Leaders Fund
Class IA	1,820,882.21
Class IB	581,076.27

A-9

Appendix B — Auditor

As stated above, the Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Putnam California Tax Exempt Income Fund	September 30, 2021	$92,324	$0	$7,201	$0
	September 30, 2020	$89,008	$0	$7,201	$0
Putnam Convertible Securities Fund	October 31, 2021	$64,841	$0	$7,700	$0
	October 31, 2020	$60,450	$0	$7,700	$0
Putnam Diversified Income Trust	September 30, 2021	$195,021	$0	$14,295	$0
	September 30, 2020	$204,546	$0	$14,833	$0
Putnam Dynamic Asset Allocation Balanced Fund	September 30, 2021	$151,005	$0	$22,543	$0
	September 30, 2020	$152,959	$0	$17,704	$0
Putnam Dynamic Asset Allocation Conservative Fund	September 30, 2021	$154,852	$0	$22,542	$0
	September 30, 2020	$140,713	$0	$17,704	$0
Putnam Dynamic Asset Allocation Equity Fund	May 31, 2021	$69,286	$0	$20,874	$0
	May 31, 2020	$73,236	$0	$9,697	$0
Putnam Dynamic Asset Allocation Growth Fund	September 30, 2021	$148,304	$0	$28,613	$0
	September 30, 2020	$148,880	$0	$26,304	$0
Putnam Dynamic Risk Allocation Fund	May 31, 2021	$70,054	$0	$16,273	$0
	May 31, 2020	$81,601	$0	$5,550	$0
Putnam Emerging Markets Equity Fund	August 31, 2021	$51,217	$0	$22,195	$0
	August 31, 2020	$48,202	$20,500[1]	$23,588	$0
Putnam Fixed Income Absolute Return Fund	October 31, 2021	$93,237	$0	$10,645	$0
	October 31, 2020	$89,469	$0	$9,224	$0
Putnam Floating Rate Income Fund	February 28, 2021	$76,350	$0	$8,899	$0
	February 28, 2020	$105,459	$0	$8,260	$0
Putnam Focused Equity Fund	August 31, 2021	$65,848	$0	$15,620	$0
	August 31, 2020	$61,931	$24,667[1]	$8,494	$0
Putnam Focused International Equity Fund	October 31, 2021	$68,281	$0	$12,865	$0
	October 31, 2020	$73,612	$0	$10,230	$0
B-1

George Putnam Balanced Fund	July 31, 2021	$87,323	$0	$12,815	$0
	July 31, 2020	$113,094	$0	$13,679	$0
Putnam Global Health Care Fund	August 31, 2021	$68,888	$0	$8,387	$0
	August 31, 2020	$107,393	$0	$8,387	$0
Putnam Global Income Trust	October 31, 2021	$143,128	$0	$12,318	$0
	October 31, 2020	$135,777	$0	$13,942	$0
Putnam Global Technology Fund	August 31, 2021	$70,506	$0	$6,955	$0
	August 31, 2020	$48,309	$0	$6,829	$0
Putnam Government Money Market Fund	September 30, 2021	$33,517	$0	$4,387	$0
	September 30, 2020	$32,159	$0	$4,387	$0
Putnam Growth Opportunities Fund	July 31, 2021	$98,384	$0	$6,125	$0
	July 31, 2020	$132,671	$0	$7,120	$0
Putnam High Yield Fund	November 30, 2021	$110,302	$0	$7,538	$0
	November 30, 2020	$105,222	$0	$7,538	$0
Putnam Income Fund	October 31, 2021	$130,178	$0	$10,201	$0
	October 31, 2020	$146,605	$0	$10,810	$0
Putnam Income Strategies Portfolio	August 31, 2021	$59,813	$0	$13,890	$0
	August 31, 2020[2]	$67,434	$0	$11,890	$0
Putnam Intermediate-Term Municipal Income Fund	November 30, 2021	$30,492	$0	$7,135	$0
	November 30, 2020	$30,844	$0	$7,135	$0
Putnam International Capital Opportunities Fund	August 31, 2021	$61,024	$0	$12,416	$0
	August 31, 2020	$62,753	$0	$11,407	$0
Putnam International Equity Fund	June 30, 2021	$85,278	$0	$14,133	$0
	June 30, 2020	$102,970	$0	$16,256	$0
Putnam International Value Fund	June 30, 2021	$52,149	$0	$10,677	$0
	June 30, 2020	$60,425	$0	$10,649	$0
Putnam Large Cap Value Fund	October 31, 2021[3]	$126,078	$0	$5,837	$0
	November 30, 2020	$140,548	$0	$5,837	$0
Putnam Massachusetts Tax Exempt Income Fund	May 31, 2021	$50,613	$0	$7,088	$0
	May 31, 2020	$56,667	$0	$12,430	$0
Putnam Minnesota Tax Exempt Income Fund	May 31, 2021	$37,773	$0	$7,088	$0
	May 31, 2020	$43,427	$0	$12,430	$0
Putnam Money Market Fund	September 30, 2021	$66,859	$0	$4,192	$0
	September 30, 2020	$68,170	$0	$4,192	$0
B-2

Putnam Mortgage Opportunities Fund	May 31, 2021	$132,419	$0	$12,265	$0
	May 31, 2020	$128,653	$0	$23,329	$0
Putnam Mortgage Securities Fund	September 30, 2021	$126,895	$0	$9,872	$0
	September 30, 2020	$123,957	$0	$9,872	$0
Putnam Multi-Asset Absolute Return Fund	October 31, 2021	$135,406	$0	$21,733	$0
	October 31, 2020	$152,225	$0	$13,642	$0
Putnam Multi-Cap Core Fund	April 30, 2021	$66,538	$0	$7,891	$0
	April 30, 2020	$36,745	$0	$3,505	$0
Putnam New Jersey Tax Exempt Income Fund	May 31, 2021	$42,398	$0	$7,088	$0
	May 31, 2020	$49,000	$0	$12,430	$0
Putnam New York Tax Exempt Income Fund	November 30, 2021	$78,007	$0	$7,163	$0
	November 30, 2020	$77,752	$0	$7,163	$0
Putnam Ohio Tax Exempt Income Fund	May 31, 2021	$38,704	$0	$7,088	$0
	May 31, 2020	$47,037	$0	$12,430	$0
Putnam PanAgora Risk Parity Fund	August 31, 2021	$55,560	$0	$8,466	$0
	August 31, 2020	$56,426	$0	$8,466	$0
Putnam Pennsylvania Tax Exempt Income Fund	May 31, 2021	$39,921	$0	$7,088	$0
	May 31, 2020	$48,601	$0	$12,430	$0
Putnam Research Fund	July 31, 2021	$43,007	$0	$5,329	$0
	July 31, 2020	$41,893	$0	$5,329	$0
Putnam Retirement Advantage 2025 Fund	August 31, 2021	$21,048	$0	$9,411	$0
	August 31, 2020[2]	$25,144	$0	$8,322	$0
Putnam Retirement Advantage 2030 Fund	August 31, 2021	$22,921	$0	$9,769	$0
	August 31, 2020[2]	$27,205	$0	$9,004	$0
Putnam Retirement Advantage 2035 Fund	August 31, 2021	$24,631	$0	$10,430	$0
	August 31, 2020[2]	$31,004	$0	$10,261	$0
Putnam Retirement Advantage 2040 Fund	August 31, 2021	$16,004	$0	$7,092	$0
	August 31, 2020[2]	$19,747	$0	$6,536	$0
Putnam Retirement Advantage 2045 Fund	August 31, 2021	$17,361	$0	$7,617	$0
	August 31, 2020[2]	$19,704	$0	$6,521	$0
Putnam Retirement Advantage 2050 Fund	August 31, 2021	$9,360	$0	$4,522	$0
	August 31, 2020[2]	$9,271	$0	$3,068	$0
Putnam Retirement Advantage 2055 Fund	August 31, 2021	$5,669	$0	$3,094	$0
	August 31, 2020[2]	$5,615	$0	$1,858	$0
B-3

Putnam Retirement Advantage 2060 Fund	August 31, 2021	$2,328	$0	$1,801	$0
	August 31, 2020[2]	$1,355	$0	$449	$0
Putnam Retirement Advantage 2065 Fund	August 31, 2021[4]	$255	$0	$98	$0
Putnam Retirement Advantage Maturity Fund	August 31, 2021	$20,422	$17,500[1]	$8,801	$0
	August 31, 2020[2]	$9,480	$0	$3,137	$0
Putnam RetirementReady 2025 Fund	July 31, 2021	$25,267	$0	$8,128	$0
	July 31, 2020	$22,221	$0	$7,354	$0
Putnam RetirementReady 2030 Fund	July 31, 2021	$32,802	$0	$10,551	$0
	July 31, 2020	$30,570	$0	$10,117	$0
Putnam RetirementReady 2035 Fund	July 31, 2021	$22,058	$0	$7,096	$0
	July 31, 2020	$19,514	$0	$6,458	$0
Putnam RetirementReady 2040 Fund	July 31, 2021	$25,600	$0	$8,234	$0
	July 31, 2020	$23,094	$0	$7,642	$0
Putnam RetirementReady 2045 Fund	July 31, 2021	$13,493	$0	$4,340	$0
	July 31, 2020	$10,524	$0	$3,482	$0
Putnam RetirementReady 2050 Fund	July 31, 2021	$10,614	$0	$3,414	$0
	July 31, 2020	$9,240	$0	$3,058	$0
Putnam RetirementReady 2055 Fund	July 31, 2021	$4,089	$0	$1,315	$0
	July 31, 2020	$3,108	$0	$1,028	$0
Putnam RetirementReady 2060 Fund	July 31, 2021	$610	$0	$196	$0
	July 31, 2020	$372	$0	$123	$0
Putnam RetirementReady 2065 Fund	July 31, 2021[5]	$14	$0	$5	$0
Putnam RetirementReady Maturity Fund	July 31, 2021	$34,971	$0	$15,449	$0
	July 31, 2020	$16,015	$17,500[1]	$5,300	$0
Putnam Short Duration Bond Fund	October 31, 2021	$93,932	$0	$7,815	$0
	October 31, 2020	$108,792	$0	$8,192	$0
Putnam Short Term Investment Fund	July 31, 2021	$80,611	$0	$3,894	$0
	July 31, 2020	$92,849	$0	$3,894	$0
Putnam Short-Term Municipal Income Fund	November 30, 2021	$33,688	$0	$7,135	$0
	November 30, 2020	$31,386	$0	$7,135	$0
Putnam Small Cap Growth Fund	June 30, 2021	$55,857	$0	$8,726	$0
	June 30, 2020	$63,818	$0	$7,646	$0
Putnam Small Cap Value Fund	February 28, 2021	$38,343	$0	$5,382	$0
	February 28, 2020	$45,432	$0	$4,910	$0
B-4

Putnam Strategic Intermediate Municipal Fund	July 31, 2021	$63,509	$0	$7,088	$0
	July 31, 2020	$50,996	$0	$7,088	$0
Putnam Sustainable Future Fund	April 30, 2021	$48,147	$0	$5,382	$0
	April 30, 2020	$42,705	$0	$4,910	$0
Putnam Sustainable Leaders Fund	June 30, 2021	$94,770	$0	$6,375	$0
	June 30, 2020	$240,618	$0	$6,293	$0
Putnam Tax Exempt Income Fund	September 30, 2021	$82,697	$0	$7,157	$0
	September 30, 2020	$80,866	$0	$7,157	$0
Putnam Tax-Free High Yield Fund	July 31, 2021	$75,818	$0	$8,890	$0
	July 31, 2020	$76,203	$0	$8,890	$0
Putnam Ultra Short Duration Income Fund	July 31, 2021	$175,199	$0	$7,132	$0
	July 31, 2020	$282,728	$0	$7,132	$0
Putnam VT Diversified Income Fund	December 31, 2021	$128,043	$0	$10,717	$0
	December 31, 2020	$121,559	$0	$10,464	$0
Putnam VT Emerging Markets Equity Fund	December 31, 2021	$32,783	$0	$11,786	$0
	December 31, 2020	$35,741	$0	$8,330	$0
Putnam VT Focused International Equity Fund	December 31, 2021	$47,985	$0	$10,714	$0
	December 31, 2020	$48,318	$0	$8,434	$0
Putnam VT George Putnam Balanced Fund	December 31, 2021	$66,601	$0	$7,397	$0
	December 31, 2020	$65,610	$0	$8,078	$0
Putnam VT Global Asset Allocation Fund	December 31, 2021	$105,197	$0	$10,053	$0
	December 31, 2020	$96,632	$0	$8,998	$0
Putnam VT Global Health Care Fund	December 31, 2021	$26,005	$0	$5,314	$0
	December 31, 2020	$25,667	$0	$3,815	$0
Putnam VT Government Money Market Fund	December 31, 2021	$33,958	$0	$3,073	$0
	December 31, 2020	$34,365	$0	$3,073	$0
Putnam VT Growth Opportunities Fund	December 31, 2021	$74,278	$0	$4,187	$0
	December 31, 2020	$68,224	$0	$4,691	$0
Putnam VT High Yield Fund	December 31, 2021	$60,664	$0	$7,352	$0
	December 31, 2020	$61,548	$0	$6,494	$0
Putnam VT Income Fund	December 31, 2021	$95,699	$0	$8,073	$0
	December 31, 2020	$94,420	$0	$7,073	$0
Putnam VT International Equity Fund	December 31, 2021	$44,652	$0	$8,867	$0
	December 31, 2020	$43,671	$0	$7,154	$0
B-5

Putnam VT International Value Fund	December 31, 2021	$36,498	$0	$7,577	$0
	December 31, 2020	$36,881	$0	$6,407	$0
Putnam VT Large Cap Value Fund	December 31, 2021	$80,428	$0	$3,327	$0
	December 31, 2020	$76,760	$0	$3,327	$0
Putnam VT Mortgage Securities Fund	December 31, 2021	$51,499	$0	$8,073	$0
	December 31, 2020	$51,212	$0	$7,073	$0
Putnam VT Multi-Asset Absolute Return Fund	December 31, 2021	$76,733	$0	$9,570	$0
	December 31, 2020	$71,264	$0	$9,086	$0
Putnam VT Multi-Cap Core Fund	December 31, 2021	$34,390	$0	$5,812	$0
	December 31, 2020	$33,865	$0	$4,313	$0
Putnam VT Research Fund	December 31, 2021	$25,579	$0	$4,043	$0
	December 31, 2020	$25,044	$0	$4,488	$0
Putnam VT Small Cap Growth Fund	December 31, 2021	$24,522	$0	$4,827	$0
	December 31, 2020	$24,581	$0	$3,327	$0
Putnam VT Small Cap Value Fund	December 31, 2021	$23,083	$0	$4,112	$0
	December 31, 2020	$23,067	$0	$4,112	$0
Putnam VT Sustainable Future Fund	December 31, 2021	$47,760	$0	$4,187	$0
	December 31, 2020	$41,344	$0	$4,187	$0
Putnam VT Sustainable Leaders Fund	December 31, 2021	$23,188	$0	$3,649	$0
	December 31, 2020	$22,308	$0	$3,649	$0

1 Fees billed to the fund for services relating to a fund merger.

2 The amounts shown represent fees for the period December 31, 2019 (the fund’s commencement of operations) to the fiscal period ended August 31, 2020.

3 Effective October 31, 2021, the fund changed its fiscal year end from November 30th to October 31st. The amounts shown represent fees for the period December 1, 2020 to the fiscal year ended October 31, 2021.

4 The amounts shown represent fees for the period December 30, 2020 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

5 The amounts shown represent fees for the period January 4, 2021 (the fund’s commencement of operations) to the fiscal period ended July 31, 2021.

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

B-6

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management, and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam California Tax Exempt Income Fund	September 30, 2021: $272,100	September 30, 2020: $353,043
Putnam Convertible Securities Fund	October 31, 2021: $272,599	October 31, 2020: $353,542
Putnam Diversified Income Trust	September 30, 2021: $279,194	September 30, 2020: $360,675
Putnam Dynamic Asset Allocation Balanced Fund	September 30, 2021: $287,442	September 30, 2020: $363,546
Putnam Dynamic Asset Allocation Conservative Fund	September 30, 2021: $287,441	September 30, 2020: $363,546
Putnam Dynamic Asset Allocation Equity Fund	May 31, 2021: $330,174	May 31, 2020: $293,413
Putnam Dynamic Asset Allocation Growth Fund	September 30, 2021: $293,512	September 30, 2020: $372,146
Putnam Dynamic Risk Allocation Fund	May 31, 2021: $325,573	May 31, 2020: $5,550
Putnam Emerging Markets Equity Fund	August 31, 2021: $287,094	August 31, 2020: $389,930
Putnam Fixed Income Absolute Return Fund	October 31, 2021: $275,544	October 31, 2020: $355,066
Putnam Floating Rate Income Fund	February 28, 2021: $622,593	February 28, 2020: $8,260
Putnam Focused Equity Fund	August 31, 2021: $280,519	August 31, 2020: $379,003
Putnam Focused International Equity Fund	October 31, 2021: $277,764	October 31, 2020: $356,072
George Putnam Balanced Fund	July 31, 2021: $322,115	July 31, 2020: $359,521
Putnam Global Health Care Fund	August 31, 2021: $273,286	August 31, 2020: $354,229
Putnam Global Income Trust	October 31, 2021: $277,217	October 31, 2020: $359,784
Putnam Global Technology Fund	August 31, 2021: $271,854	August 31, 2020: $352,671
Putnam Government Money Market Fund	September 30, 2021: $269,286	September 30, 2020: $350,229
Putnam Growth Opportunities Fund	July 31, 2021: $315,425	July 31, 2020: $352,962
Putnam High Yield Fund	November 30, 2021: $272,437	November 30, 2020: $353,380
Putnam Income Fund	October 31, 2021: $275,100	October 31, 2020: $356,652
Putnam Income Strategies Portfolio	August 31, 2021: $278,789	August 31, 2020[1]: $357,732
Putnam Intermediate-Term Municipal Income Fund	November 30, 2021: $272,034	November 30, 2020: $352,977
Putnam International Capital Opportunities Fund	August 31, 2021: $277,315	August 31, 2020: $357,249
Putnam International Equity Fund	June 30, 2021: $323,433	June 30, 2020: $299,972
Putnam International Value Fund	June 30, 2021: $319,977	June 30, 2020: $294,365
Putnam Large Cap Value Fund	October 31, 2021[2]: $270,736	November 30, 2020: $351,679
Putnam Massachusetts Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam Minnesota Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam Money Market Fund	September 30, 2021: $269,091	September 30, 2020: $350,034
Putnam Mortgage Opportunities Fund	May 31, 2021: $321,565	May 30, 2020: $307,045
Putnam Mortgage Securities Fund	September 30, 2021: $274,771	September 30, 2020: $355,714
Putnam Multi-Asset Absolute Return Fund	October 31, 2021: $286,632	October 31, 2020: $359,484
Putnam Multi-Cap Core Fund	April 30, 2021: $317,191	April 30, 2020: $3,505
B-7

Putnam New Jersey Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam New York Tax Exempt Income Fund	November 30, 2021: $272,062	November 30, 2020: $353,005
Putnam Ohio Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam PanAgora Risk Parity Fund	August 31, 2021: $273,365	August 30, 2020: $354,308
Putnam Pennsylvania Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam Research Fund	July 31, 2021: $314,629	July 31, 2020: $351,171
Putnam Retirement Advantage 2025 Fund	August 31, 2021: $274,310	August 31, 2020[1]: $354,164
Putnam Retirement Advantage 2030 Fund	August 31, 2021: $274,668	August 31, 2020[1]: $354,846
Putnam Retirement Advantage 2035 Fund	August 31, 2021: $275,329	August 31, 2020[1]: $356,103
Putnam Retirement Advantage 2040 Fund	August 31, 2021: $271,991	August 31, 2020[1]: $352,378
Putnam Retirement Advantage 2045 Fund	August 31, 2021: $272,516	August 31, 2020[1]: $352,363
Putnam Retirement Advantage 2050 Fund	August 31, 2021: $269,421	August 31, 2020[1]: $348,910
Putnam Retirement Advantage 2055 Fund	August 31, 2021: $267,993	August 31, 2020[1]: $347,700
Putnam Retirement Advantage 2060 Fund	August 31, 2021: $266,700	August 31, 2020[1]: $346,291
Putnam Retirement Advantage 2065 Fund	August 31, 2021[3]: $264,997	N/A
Putnam Retirement Advantage Maturity Fund	August 31, 2021: $291,200	August 31, 2020[1]: $348,979
Putnam RetirementReady 2025 Fund	July 31, 2021: $317,428	July 31, 2020: $353,196
Putnam RetirementReady 2030 Fund	July 31, 2021: $319,851	July 31, 2020: $355,959
Putnam RetirementReady 2035 Fund	July 31, 2021: $316,396	July 31, 2020: $352,300
Putnam RetirementReady 2040 Fund	July 31, 2021: $317,534	July 31, 2020: $353,484
Putnam RetirementReady 2045 Fund	July 31, 2021: $313,640	July 31, 2020: $349,324
Putnam RetirementReady 2050 Fund	July 31, 2021: $312,714	July 31, 2020: $348,900
Putnam RetirementReady 2055 Fund	July 31, 2021: $310,615	July 31, 2020: $346,870
Putnam RetirementReady 2060 Fund	July 31, 2021: $309,496	July 31, 2020: $345,965
Putnam RetirementReady 2065 Fund	July 31, 2021[4]: $309,305	N/A
Putnam RetirementReady Maturity Fund	July 31, 2021: $324,749	July 31, 2020: $368,642
Putnam Short Duration Bond Fund	October 31, 2021: $272,714	October 31, 2020: $353,971
Putnam Short Term Investment Fund	July 31, 2021: $313,194	July 31, 2020: $349,736
Putnam Short-Term Municipal Income Fund	November 30, 2021: $272,034	November 30, 2020: $352,977
Putnam Small Cap Growth Fund	June 30, 2021: $318,026	June 30, 2020: $291,362
Putnam Small Cap Value Fund	February 28, 2021: $619,076	February 28, 2020: $4,910
Putnam Strategic Intermediate Municipal Fund	July 31, 2021: $316,388	July 31, 2020: $352,930
Putnam Sustainable Future Fund	April 30, 2021: $314,682	April 30, 2020: $4,910
Putnam Sustainable Leaders Fund	June 30, 2021: $315,675	June 30, 2020: $290,009
Putnam Tax Exempt Income Fund	September 30, 2021: $272,056	September 30, 2020: $352,999
Putnam Tax-Free High Yield Fund	July 31, 2021: $318,190	July 31, 2020: $354,732
Putnam Ultra Short Duration Income Fund	July 31, 2021: $316,432	July 31, 2020: $352,974
Putnam VT Diversified Income Fund	December 31, 2021: $304,137	December 31, 2020: $624,158
B-8

Putnam VT Emerging Markets Equity Fund	December 31, 2021: $305,206	December 31, 2020: $622,024
Putnam VT Focused International Equity Fund	December 31, 2021: $304,134	December 31, 2020: $622,128
Putnam VT George Putnam Balanced Fund	December 31, 2021: $300,817	December 31, 2020: $621,772
Putnam VT Global Asset Allocation Fund	December 31, 2021: $303,473	December 31, 2020: $622,692
Putnam VT Global Health Care Fund	December 31, 2021: $298,734	December 31, 2020: $617,509
Putnam VT Government Money Market Fund	December 31, 2021: $296,493	December 31, 2020: $616,767
Putnam VT Growth Opportunities Fund	December 31, 2021: $297,607	December 31, 2020: $618,385
Putnam VT High Yield Fund	December 31, 2021: $300,772	December 31, 2020: $620,188
Putnam VT Income Fund	December 31, 2021: $301,493	December 31, 2020: $620,767
Putnam VT International Equity Fund	December 31, 2021: $302,287	December 31, 2020: $620,848
Putnam VT International Value Fund	December 31, 2021: $300,997	December 31, 2020: $620,101
Putnam VT Large Cap Value Fund	December 31, 2021: $296,747	December 31, 2020: $617,021
Putnam VT Mortgage Securities Fund	December 31, 2021: $301,493	December 31, 2020: $620,767
Putnam VT Multi-Asset Absolute Return Fund	December 31, 2021: $302,990	December 31, 2020: $622,780
Putnam VT Multi-Cap Core Fund	December 31, 2021: $299,232	December 31, 2020: $618,007
Putnam VT Research Fund	December 31, 2021: $297,463	December 31, 2020: $618,182
Putnam VT Small Cap Growth fund	December 31, 2021: $298,247	December 31, 2020: $617,021
Putnam VT Small Cap Value Fund	December 31, 2021: $297,532	December 31, 2020: $617,806
Putnam VT Sustainable Future Fund	December 31, 2021: $297,607	December 31, 2020: $617,881
Putnam VT Sustainable Leaders Fund	December 31, 2021: $297,069	December 31, 2020: $617,343

1 The amounts shown represent fees for the period December 31, 2019 (the fund’s commencement of operations) to the fiscal period ended August 31, 2020.

2 Effective October 31, 2021, the fund changed its fiscal year end from November 30th to October 31st. The amounts shown represent fees for the period December 1, 2020 to the fiscal year ended October 31, 2021.

3 The amounts shown represent fees for the period December 30, 2020 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

4 The amounts shown represent fees for the period January 4, 2021 (the fund’s commencement of operations) to the fiscal period ended July 31, 2021.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and its affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why the work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was approved in

B-9

advance by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditors for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

Putnam California Tax Exempt Income Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Convertible Securities Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Diversified Income Trust	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Asset Allocation Balanced Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Asset Allocation Conservative Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Asset Allocation Equity Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Dynamic Asset Allocation Growth Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Risk Allocation Fund	May 31, 2021: $309,300	May 31, 2020: $0
Putnam Emerging Markets Equity Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Fixed Income Absolute Return Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Floating Rate Income Fund	February 28, 2021: $613,694	February 28, 2020: $0
Putnam Focused Equity Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Focused International Equity Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
George Putnam Balanced Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Global Health Care Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Global Income Trust	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Global Technology Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Government Money Market Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Growth Opportunities Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam High Yield Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam Income Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Income Strategies Portfolio	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Intermediate-Term Municipal Income Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam International Capital Opportunities Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam International Equity Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam International Value Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam Large Cap Value Fund	October 31, 2021[2]: $264,899	November 30, 2020: $345,842
Putnam Massachusetts Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Minnesota Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Money Market Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Mortgage Opportunities Fund	May 31, 2021: $309,300	May 30, 2020: $283,716
Putnam Mortgage Securities Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
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Putnam Multi-Asset Absolute Return Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Multi-Cap Core Fund	April 30, 2021: $309,300	April 30, 2020: $0
Putnam New Jersey Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam New York Tax Exempt Income Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam Ohio Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam PanAgora Risk Parity Fund	August 31, 2021: $264,899	August 30, 2020: $345,842
Putnam Pennsylvania Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Research Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Retirement Advantage 2025 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2030 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2035 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2040 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2045 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2050 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2055 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2060 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2065 Fund	August 31, 2021[3]: $264,899	N/A
Putnam Retirement Advantage Maturity Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam RetirementReady 2025 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2030 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2035 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2040 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2045 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2050 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2055 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2060 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2065 Fund	July 31, 2021[4]: $309,300	N/A
Putnam RetirementReady Maturity Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Short Duration Bond Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Short Term Investment Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Short-Term Municipal Income Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam Small Cap Growth Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam Small Cap Value Fund	February 28, 2021: $613,694	February 28, 2020: $0
Putnam Strategic Intermediate Municipal Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Sustainable Future Fund	April 30, 2021: $309,300	April 30, 2020: $0
Putnam Sustainable Leaders Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam Tax Exempt Income Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Tax-Free High Yield Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
B-11

Putnam Ultra Short Duration Income Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam VT Diversified Income Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Emerging Markets Equity Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Focused International Equity Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT George Putnam Balanced Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Global Asset Allocation Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Global Health Care Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Government Money Market Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Growth Opportunities Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT High Yield Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Income Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT International Equity Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT International Value Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Large Cap Value Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Mortgage Securities Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Multi-Asset Absolute Return Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Multi-Cap Core Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Research Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Small Cap Growth Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Small Cap Value Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Sustainable Future Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Sustainable Leaders Fund	December 31, 2021: $293,420	December 31, 2020: $613,694

2 The amounts shown represent fees for the period December 31, 2019 (the fund’s commencement of operations) to the fiscal period ended August 31, 2020.

3 Effective October 31, 2021, the fund changed its fiscal year end from November 30th to October 31st. The amounts shown represent fees for the period December 1, 2020 to the fiscal year ended October 31, 2021.

4 The amounts shown represent fees for the period December 30, 2020 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

5 The amounts shown represent fees for the period January 4, 2021 (the fund’s commencement of operations) to the fiscal period ended July 31, 2021.

B-12

Appendix C — Dollar Range and Number of Shares Beneficially Owned

The tables below show the number of shares of each fund beneficially owned by each Trustee and nominee for Trustee, as well as the value of each Trustee’s and nominee’s holdings in each fund and across all funds, as of March 31, 2022. Where the number of shares beneficially owned exceeds 1% percent of the class owned, the percentage is included in parentheses below. As of March 31, 2022, none of the Trustees or nominees owned shares of any of the following funds: Putnam Income Strategies Portfolio, Putnam Retirement Advantage 2025 Fund, Putnam Retirement Advantage 2030 Fund, Putnam Retirement Advantage 2040 Fund, Putnam Retirement Advantage 2045 Fund, Putnam Retirement Advantage 2050 Fund, Putnam Retirement Advantage 2055 Fund, Putnam Retirement Advantage 2060 Fund, Putnam Retirement Advantage 2065 Fund, Putnam Retirement Advantage Maturity Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2060 Fund, Putnam RetirementReady 2065 Fund, and Putnam Short Term Investment Fund. All references in the tables are to Class A shares unless otherwise indicated.

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam California Tax Exempt Income Fund		Putnam Convertible Securities Fund		Putnam Diversified Income Trust
Liaquat Ahamed	$1-$10,000	342.155	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	121.510	$1-$10,000	250.723	$1-$10,000	108.553
Barbara M. Baumann	$1-$10,000	100.000	$1-$10,000	237.643	$50,001-$100,000	16,064.669
Katinka Domotorffy	$1-$10,000	143.131	$1-$10,000	220.439	$1-$10,000	159.714
Catharine Bond Hill	$1-$10,000	170.189	$1-$10,000	173.897	$1-$10,000	114.864
Paul L. Joskow*	$1-$10,000	112.827	Over $100,000	5,183.088	Over $100,000	48,541.158
Kenneth R. Leibler	$1-$10,000	114.716	$1-$10,000	267.779	$1-$10,000	500.929
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	2,793.214	Over $100,000	29,643.131	$50,001-$100,000	14,406.808
Robert L. Reynolds†	$1-$10,000	171.962	$1-$10,000	250.723	Over $100,000	133,308.170
Manoj P. Singh	$1-$10,000	190.517	$1-$10,000	154.596	$1-$10,000	113.488
Mona K. Sutphen	$1-$10,000	122.225	$1-$10,000	38.656	$1-$10,000	158.131
Trustees/Nominees and Officers as a group	$10,001-$50,000 (Class Y shares)	4,427.675 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	19,758.54 (Class R6 shares) (1.29%) 35,110.551 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	78,409.34 (Class R6) (1.55%) 159,748.565(Class Y shares)

C-1

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Dynamic Asset Allocation Balanced Fund		Putnam Dynamic Asset Allocation Conservative Fund		Putnam Dynamic Asset Allocation Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	N/A	N/A
Ravi Akhoury*	$1-$10,000	189.998	$1-$10,000	168.685	$1-$10,000	368.535
Barbara M. Baumann	$10,001-$50,000	2,381.477	$1-$10,000	156.178	N/A	N/A
Katinka Domotorffy	$1-$10,000	162.566	$1-$10,000	147.907	N/A	N/A
Catharine Bond Hill	$1-$10,000	125.080	$1-$10,000	115.726	N/A	N/A
Paul L. Joskow*	Over $100,000	76,632.055	$1-$10,000	388.927	N/A	N/A
Kenneth R. Leibler	$1-$10,000	201.012	$1-$10,000	183.559	N/A	N/A
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	5,911.036	$50,001-$100,000	8,266.260	N/A	N/A
Robert L. Reynolds†	$1-$10,000	186.998	$1-$10,000	170.128	$1-$10,000	368.535
Manoj P. Singh	$1-$10,000	117.488	$1-$10,000	111.966	N/A	N/A
Mona K. Sutphen	$1-$10,000	61.569	$1-$10,000	86.830	N/A	N/A
Trustees/Nominees and Officers as a group	Over $100,000 (class R6 shares) Over $100,000 (Class Y shares)	89,337 (class R6 shares) 9,759.881 (Class R6 shares)	$10,001-$50,000 (Class R6 shares) Over $100,000 (Class Y shares)	3,998.444 (class R6 shares) 9,896.166 (Class Y shares)	$10,001-$50,000	737.07 (34.131%)

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Dynamic Asset Allocation Growth Fund		Putnam Dynamic Risk Allocation Fund		Putnam Emerging Markets Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$10,001-$50,000	2,169.660
Ravi Akhoury*	$1-$10,000	200.757	$1-$10,000	205.163	$1-$10,000	347.800
Barbara M. Baumann	$10,001-$50,000	2,340.480	$1-$10,000	1,013.534	$1-$10,000	336.826
Katinka Domotorffy	$10,001-$50,000	1,819.733	$50,001-$100,000	11,523.329	$1-$10,000	305.024
Catharine Bond Hill	$1-$10,000	130.495	$1-$10,000	169.135	$1-$10,000	295.038
Paul L. Joskow*	$10,001-$50,000	627.587	$1-$10,000	312.111	$1-$10,000	229.307
Kenneth R. Leibler	$1-$10,000	215.988	$1-$10,000	202.458	$1-$10,000	351.481
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	35,120.207	$50,001-$100,000	8,266.797	Over $100,000	25,165.659
Robert L. Reynolds†	$1-$10,000	200.757	$1-$10,000	1,081.153	Over $100,000	45,523.469
Manoj P. Singh	$1-$10,000	118.104	$1-$10,000	166.000	$1-$10,000	292.648
Mona K. Sutphen	$1-$10,000	53.721	$1-$10,000	142.0210	$1-$10,000	310.953
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	22,707.679 (Class R6 shares) 39,291.740 (Class Y shares)	$50,001-$100,000 (Class R6 shares) $50,001-$100,000 (Class Y shares)	11,328.588 (Class R6 shares) (6.19%) 11,853.114 (Class Y shares) (4.78%)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	50,042.271 (Class R6 shares) (2.13%) 73,643.29 (Class R6 shares)

C-2

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Fixed Income Absolute Return Fund		Putnam Floating Rate Income Fund		Putnam Focused Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$10,001-$50,000	414.965
Ravi Akhoury*	$1-$10,000	156.230	$1-$10,000	174.215	$10,001-$50,000	623.472
Barbara M. Baumann	$50,001-$100,000	9,394.176	$1-$10,000	163.363	Over $100,000	5,059.102
Katinka Domotorffy	$1-$10,000	146.055	$1-$10,000	145.235	$10,001-$50,000	655.144
Catharine Bond Hill	$1-$10,000	116.040	$1-$10,000	113.022	$10,001-$50,000	513.868
Paul L. Joskow*	$1-$10,000	251.848	$1-$10,000	391.851	$1-$10,000	181.632
Kenneth R. Leibler	$1-$10,000	156.230	$1-$10,000	201.271	$10,001-$50,000	804.167
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,557.631	Over $100,000	14,796.721	Over $100,000	49,508.530
Robert L. Reynolds†	Over $100,000	36,390.713	$1-$10,000	175.997	Over $100,000	51,871.575
Manoj P. Singh	$1-$10,000	113.820	$1-$10,000	111.803	$10,001-$50,000	425.757
Mona K. Sutphen	$1-$10,000	110.996	$1-$10,000	123.498	$1-$10,000	35.455
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	19,477.99 (Class R6 shares) (12.07%) 39,371.784 (Class Y shares)	$10,001-$50,000 (Class R6 shares) Over $100,000 (Class Y shares)	1,252.809 (Class R6 shares) 18,335.407 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	11,931.98 (Class R6 shares) (1.76%) 109,950.927 (Class Y shares) (2.66%)

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Focused International Equity Fund		George Putnam Balanced Fund		Putnam Global Health Care Fund
Liaquat Ahamed	$1-$10,000	490.301	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$10,001-$50,000	1,086.981	$1-$10,000	156.278	$10,001-$50,000	159.469
Barbara M. Baumann	$50,001-$100,000	4,685.999	$50,001-$100,000	4,312.171	$10,001-$50,000	297.891
Katinka Domotorffy	$50,001-$100,000	5,381.921	$1-$10,000	145.360	Over $100,000	2,230.902
Catharine Bond Hill	$10,001-$50,000	651.808	Over $100,000	5,163.066	$1-$10,000	136.969
Paul L. Joskow*	$10,001-$50,000	2,371.260	Over $100,000	40,829.641	Over $100,000	1,571.212
Kenneth R. Leibler	$10,001-$50,000	1,204.407	$1-$10,000	209.272	$10,001-$50,000	422.198
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	204,019.557	Over $100,000	140,416.020	Over $100,000	14,716.950
Robert L. Reynolds†	Over $100,000	48,297.093	$1-$10,000	158.689	$10,001-$50,000	298.868
Manoj P. Singh	$1-$10,000	134.805	$1-$10,000	199.760	$1-$10,000	107.432
Mona K. Sutphen	$1-$10,000	61.229	$1-$10,000	223.187	$1-$10,000	31.066
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	20,053.51 (Class R6 shares) (1.67%) 263,967.477 (Class Y shares) (8.50%)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	73,152.75 (Class R6 shares) (2.29%) 150,652.867 (Class Y shares) (1.17%)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y Shares)	3,433.526 (Class R6 shares) 16,796.188 (Class Y shares)

C-3

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Global Income Trust Fund		Putnam Global Technology Fund		Putnam Government Money Market Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	135.570	$1-$10,000	100.030
Ravi Akhoury*	$1-$10,000	172.387	$10,001-$50,000	277.627	$1-$10,000	N/A
Barbara M. Baumann	$1-$10,000	145.502	Over $100,000	5,700.592	$1-$10,000	100.030
Katinka Domotorffy	$1-$10,000	130.021	Over $100,000	6,035.602	$1-$10,000	100.030
Catharine Bond Hill	$1-$10,000	107.193	$50,001-$100,000	1,224.521	$1-$10,000	101.820
Paul L. Joskow*	$1-$10,000	303.394	$10,001-$50,000	458.647	$1-$10,000	1,706.030
Kenneth R. Leibler	$1-$10,000	193.751	$10,001-$50,000	319.136	$1-$10,000	100.030
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	7,428.471	Over $100,000	3,559.143	$1-$10,000	500.280
Robert L. Reynolds†	Over $100,000	68,466.131	$10,001-$50,000	319.136	$1-$10,000	N/A
Manoj P. Singh	$1-$10,000	106.551	$1-$10,000	141.646	$1-$10,000	101.430
Mona K. Sutphen	$1-$10,000	81.902	$1-$10,000	87.220	$1-$10,000	1,000.000
Trustees/Nominees and Officers as a group	$50,001-$100,000 (Class R6 shares) Over $100,000 (Class Y shares)	6200.654 (Class R6 shares) 77,235.303 (Class Y shares) (1.15%)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	6,967.729 (Class R6 shares) 11,493.153 (Class Y shares)	Over $100,000 (Clsas R6 shares) $1-$10,000	697,862.070 (Class R6 shares) 3,809.680

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Growth Opportunities Fund		Putnam High Yield Fund		Putnam Income Fund Fund
Liaquat Ahamed	$50,001-$100,000	1,239.996	Over $100,000	80,189.308	$1-$10,000	100.000
Ravi Akhoury*	$10,001-$50,000	314.226	$1-$10,000	472.900	$1-$10,000	176.494
Barbara M. Baumann	Over $100,000	9,130.801	$1-$10,000	420.143	$1-$10,000	157.529
Katinka Domotorffy	Over $100,000	2,147.340	$1-$10,000	359.207	$1-$10,000	144.586
Catharine Bond Hill	Over $100,000	2,325.511	$1-$10,000	116.648	$1-$10,000	116.228
Paul L. Joskow*	Over $100,000	2,330.608	$1-$10,000	935.364	Over $100,000	37,789.006
Kenneth R. Leibler	$10,001-$50,000	333.545	$1-$10,000	570.211	$1-$10,000	205.063
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	88,089.031	Over $100,000	20,252.107	Over $100,000	15,678.964
Robert L. Reynolds†	Over $100,000	98,667.845	Over $100,000	83,358.398	Over $100,000	1,884,350.57
Manoj P. Singh	$1-$10,000	116.558	$1-$10,000	115.173	$1-$10,000	115.170
Mona K. Sutphen	$1-$10,000	53.530	$1-$10,000	161.788	$1-$10,000	144.045
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	42,093.259 (Class R6 shares) 188,439.274 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	132,606.52 (Class R6 shares) (4.18%) 112,829.777 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	95,783.223 (Class R6 shares) 1,879,511.755 (Class Y shares)

C-4

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Intermediate-Term Municipal Income Fund		Putnam International Capital Opportunities Fund		Putnam International Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	209.667
Ravi Akhoury*	$1-$10,000	120.523	$1-$10,000	159.138	$1-$10,000	298.909
Barbara M. Baumann	$1-$10,000	128.831	$1-$10,000	158.525	Over $100,000	7,209.626
Katinka Domotorffy	$1-$10,000	120.518	$1-$10,000	150.322	$1-$10,000	288.003
Catharine Bond Hill	$1-$10,000	109.811	$1-$10,000	133.264	$1-$10,000	264.874
Paul L. Joskow*	$1-$10,000	180.063	$10,001-$50,000	730.233	Over $100,000	6,257.120
Kenneth R. Leibler	$1-$10,000	169.315	$1-$10,000	174.529	$1-$10,000	406.172
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,428.560	Over $100,000	2,945.130	Over $100,000	10,461.877
Robert L. Reynolds†	N/A	N/A	$1-$10,000	159.138	Over $100,000	16,190.650
Manoj P. Singh	$1-$10,000	109.272	$1-$10,000	120.873	$1-$10,000	119.757
Mona K. Sutphen	$1-$10,000	189.154	$1-$10,000	23.330	$1-$10,000	198.795
Trustees/Nominees and Officers as a group	$10,001-$50,000 (Class Y shares)	2,656.047 (Class Y shares) (3.05%)	$50,001-$100,000 (Class R6 shares) Over $100,000 (Class Y shares)	2,029.810 (Class R6 shares) 5,982.024 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	25,822.20 (Class R6 shares) (2.24%) 33,358.096 (Class Y shares)

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam International Value Fund		Putnam Large Cap Value Fund		Putnam Massachusetts Tax Exempt Income Fund
Liaquat Ahamed	$10,001-$50,000	2,000.000	$10,001-$50,000	1,105.242	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	141.133	$10,001-$50,000	330.470	$1-$10,000	153.919
Barbara M. Baumann	$1-$10,000	140.660	Over $100,000	12,624.986	$1-$10,000	144.701
Katinka Domotorffy	$1-$10,000	129.546	$10,001-$50,000	320.905	$1-$10,000	131.964
Catharine Bond Hill	$1-$10,000	118.289	$10,001-$50,000	126.262	$1-$10,000	108.138
Paul L. Joskow*	$1-$10,000	236.328	Over $100,000	19,373.328	$1-$10,000	262.120
Kenneth R. Leibler	$1-$10,000	187.685	$10,001-$50,000	1,001.648	$1-$10,000	171.639
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	4,245.759	Over $100,000	187,798.645	$50,001-$100,000	10,126.304
Robert L. Reynolds†	$1-$10,000	141.133	Over $100,000	124,585.922	$1-$10,000	156.058
Manoj P. Singh	$1-$10,000	112.982	$1-$10,000	119.822	$1-$10,000	107.326
Mona K. Sutphen	$1-$10,000	408.984	$1-$10,000	174.541	$1-$10,000	101.245
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	23,534.84 (Class R6 shares) (1.33%) 10,930.439 (Class Y shares)	Over $100,000 (Class Y shares)	346,793.048 (Class Y shares)	Over $100,000 (Class Y shares)	11,563.414 (Class Y shares)

C-5

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund		Putnam Mortgage Opportunities Fund
Liaquat Ahamed	$1-$10,000	100.000	Over $100,000	130,137.240	Over $100,000	26,641.494
Ravi Akhoury*	$1-$10,000	150.748	$1-$10,000	132.030	N/A	N/A
Barbara M. Baumann	$1-$10,000	142.493	$1-$10,000	1,039.870	$1-$10,000	111.176
Katinka Domotorffy	$1-$10,000	131.325	$10,001-$50,000	20,570.670	$1-$10,000	111.176
Catharine Bond Hill	$1-$10,000	108.206	$1-$10,000	5,564.250	$1-$10,000	110.787
Paul L. Joskow*	$1-$10,000	266.354	Over $100,000	474,872.500	$1-$10,000	111.176
Kenneth R. Leibler	$1-$10,000	165.697	$1-$10,000	104.010	$1-$10,000	111.176
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	2,120.191	Over $100,000	834,816.360	$10,001-$50,000	1,368.315
Robert L. Reynolds†	$1-$10,000	151.863	$50,001-$100,000	86,906.090	N/A	N/A
Manoj P. Singh	$1-$10,000	107.484	$1-$10,000	220.480	$1-$10,000	111.176
Mona K. Sutphen	$1-$10,000	105.824	$1-$10,000	2,000.030	$1-$10,000	114.069
Trustees/Nominees and Officers as a group	$10,001-$50,000 (Class Y shares)	3,550.185 (Class Y shares)	Over $100,000	1,682,941.73	Over $100,000 (Class R6 shares) $10,001-$50,000 (Class Y shares)	26,530.318 (Class R6 shares) (22.10%) 2,260.227 (Class Y shares)

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Mortgage Securities Fund		Putnam Multi-Asset Absolute Return Fund		Putnam Multi-Cap Core Fund
Liaquat Ahamed	Over $100,000	20,197.551	$1-$10,000	189.686	$1-$10,000	227.379
Ravi Akhoury*	$1-$10,000	303.793	$1-$10,000	265.280	$10,001-$50,000	290.855
Barbara M. Baumann	$50,001-$100,000	8,201.282	$1-$10,000	260.629	Over $100,000	17,683.926
Katinka Domotorffy	$1-$10,000	231.126	$10,001-$50,000	2,658.009	$10,001-$50,000	303.839
Catharine Bond Hill	$1-$10,000	116.809	$1-$10,000	105.897	Over $100,000	3,883.708
Paul L. Joskow*	$10,001-$50,000	1,774.343	$1-$10,000	124.722	Over $100,000	16,512.43
Kenneth R. Leibler	$1-$10,000	278.131	$1-$10,000	265.280	$10,001-$50,000	540.571
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	8,519.556	$10,001-$50,000	2,401.825	Over $100,000	11,487.833
Robert L. Reynolds†	$1-$10,000	306.161	Over $100,000	41,781.855	$10,001-$50,000	316.360
Manoj P. Singh	$1-$10,000	115.338	$1-$10,000	102.064	$1-$10,000	117.828
Mona K. Sutphen	$1-$10,000	87.129	$1-$10,000	97.855	$1-$10,000	88.775
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	64,501.95 (Class R6 shares) (8.08%) 13,052.356 (Class Y shares)	$50,001-$100,000 (Class R6 shares) Over $100,000 (Class Y shares)	5,446.585 (Class R6 shares) 46,291.906 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	42,804.45 (Class R6 shares) (2.06%) 47,469.688 (Class Y shares)
C-6

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam New Jersey Tax Exempt Income Fund		Putnam New York Tax Exempt Income Fund		Putnam Ohio Tax Exempt Income Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	157.610	$1-$10,000	157.586	$1-$10,000	154.198
Barbara M. Baumann	$1-$10,000	148.542	$1-$10,000	147.968	$1-$10,000	145.130
Katinka Domotorffy	$1-$10,000	135.811	$1-$10,000	134.708	$1-$10,000	133.119
Catharine Bond Hill	$1-$10,000	109.825	$1-$10,000	109.088	$1-$10,000	109.521
Paul L. Joskow*	$1-$10,000	273.132	$1-$10,000	520.998	$1-$10,000	273.124
Kenneth R. Leibler	$1-$10,000	174.125	$1-$10,000	333.227	$1-$10,000	170.276
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	2,147.002	$10,001-$50,000	4,523.788	$10,001-$50,000	2,150.926
Robert L. Reynolds†	$1-$10,000	158.972	$1-$10,000	158.933	$1-$10,000	155.582
Manoj P. Singh	$1-$10,000	108.899	$1-$10,000	108.321	$1-$10,000	108.818
Mona K. Sutphen	$1-$10,000	105.418	$1-$10,000	114.446	$1-$10,000	109.614
Trustees/Nominees and Officers as a group	$10,001-$50,000 (Class Y shares)	3,619.336 (Class Y shares)	$10,001-$50,000 (Class A Shares) $10,001-$50,000 (Class Y shares)	2,413.809 (Class A shares) 3,995.254 (Class Y shares)	$10,001-$50,000 (Class Y shares)	3,610.308 (Class Y shares)

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam PanAgora Risk Parity Fund		Putnam Pennsylvania Tax Exempt Income Fund		Putnam Research Fund
Liaquat Ahamed	$1-$10,000	118.917	$1-$10,000	100.000	$10,001-$50,000	243.767
Ravi Akhoury*	N/A	N/A	$1-$10,000	155.147	$1-$10,000	149.424
Barbara M. Baumann	Over $100,000	90,004.618	$1-$10,000	146.104	$1-$10,000	148.184
Katinka Domotorffy	$1-$10,000	118.917	$1-$10,000	133.737	$50,001-$100,000	1,170.044
Catharine Bond Hill	$1-$10,000	138.518	$1-$10,000	108.855	$1-$10,000	118.977
Paul L. Joskow*	$1-$10,000	139.505	$1-$10,000	276.746	Over $100,000	8,291.726
Kenneth R. Leibler	$1-$10,000	139.505	$1-$10,000	170.936	$1-$10,000	151.696
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,649.309	$10,001-$50,000	2,154.166	Over $100,000	2,656.721
Robert L. Reynolds†	N/A	N/A	$1-$10,000	156.520	Over $100,000	6,811.675
Manoj P. Singh	$1-$10,000	137.124	$1-$10,000	108.040	$1-$10,000	118.977
Mona K. Sutphen	$1-$10,000	106.310	$1-$10,000	105.918	$1-$10,000	67.984
Trustees/Nominees and Officers as a group	Over $100,000 (Class Y shares)	92,552.723 (Class Y shares) (4.36%)	$10,001-$50,000 (Class Y shares)	3,616.169 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	14,583.25 (Class R6 shares) (2.78%) 5,345.929 (Class Y shares)

C-7

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Retirement Advantage 2035 Fund		Putnam RetirementReady 2025 Fund		Putnam RetirementReady 2030 Fund
Liaquat Ahamed	N/A	N/A	$1-$10,000	100.000	N/A	N/A
Ravi Akhoury*	N/A	N/A	N/A	N/A	N/A	N/A
Barbara M. Baumann	N/A	N/A	N/A	N/A	$1-$10,000	127.521
Katinka Domotorffy	N/A	N/A	N/A	N/A	N/A	N/A
Catharine Bond Hill	N/A	N/A	N/A	N/A	N/A	N/A
Paul L. Joskow*	N/A	N/A	$1-$10,000	117.914	N/A	N/A
Kenneth R. Leibler	N/A	N/A	N/A	N/A	N/A	N/A
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	N/A	N/A	$10,001-$50,000	2,104.049	N/A	N/A
Robert L. Reynolds†	N/A	N/A	N/A	N/A	N/A	N/A
Manoj P. Singh	N/A	N/A	N/A	N/A	N/A	N/A
Mona K. Sutphen	$1-$10,000	95.9960	N/A	N/A	N/A	N/A
Trustees/Nominees and Officers as a group	$1-$10,000 (Class Y shares)	95.996 (Class Y shares) (5.21%)	Over $100,000 (Class R6 shares) $10,001-$50,000 (Class Y shares)	8,174.819 (Class R6 shares) (1.57%) 2,321.963 (Class Y shares)	Over $100,000 (Class R6 shares) $1-$10,000 (Class Y shares)	35,142.536 (Class R6 shares) (4.78%) 127.521 (Class Y shares)

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam RetirementReady 2035 Fund		Putnam Retirement Advantage 2040 Fund		Putnam RetirementReady 2055 Fund
Liaquat Ahamed	N/A	N/A	N/A	N/A	N/A	N/A
Ravi Akhoury*	N/A	N/A	N/A	N/A	N/A	N/A
Barbara M. Baumann	N/A	N/A	N/A	N/A	N/A	N/A
Katinka Domotorffy	N/A	N/A	N/A	N/A	N/A	N/A
Catharine Bond Hill	N/A	N/A	N/A	N/A	N/A	N/A
Paul L. Joskow*	N/A	N/A	N/A	N/A	N/A	N/A
Kenneth R. Leibler	N/A	N/A	N/A	N/A	N/A	N/A
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	N/A	N/A	N/A	N/A	$10,001-$50,000	826.355
Robert L. Reynolds†	N/A	N/A	$10,001-$50,000	459.796	N/A	N/A
Manoj P. Singh	N/A	N/A	N/A	N/A	N/A	N/A
Mona K. Sutphen	$1-$10,000	37.254	N/A	N/A	N/A	N/A
Trustees/Nominees and Officers as a group	$1-$10,000 (Class Y shares)	37.254 (Class Y shares)	$10,001-$50,000 (Class Y shares)	459.796 (Class Y shares)	$10,001-$50,000 (Class Y shares)	826.355 (Class Y shares)

C-8

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam RetirementReady Maturity Fund		Putnam Short Duration Bond Fund		Putnam Short-Term Municipal Income Fund
Liaquat Ahamed	N/A	N/A	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	566.347	$1-$10,000	127.656	$1-$10,000	106.954
Barbara M. Baumann	$1-$10,000	165.620	$1-$10,000	127.233	$1-$10,000	598.315
Katinka Domotorffy	$1-$10,000	128.253	$1-$10,000	121.919	$1-$10,000	111.133
Catharine Bond Hill	$1-$10,000	111.736	$1-$10,000	108.499	$1-$10,000	105.163
Paul L. Joskow*	$10,001-$50,000	1,031.698	$1-$10,000	191.342	$1-$10,000	166.387
Kenneth R. Leibler	$1-$10,000	288.053	$1-$10,000	127.656	$1-$10,000	156.473
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,242.205	$10,001-$50,000	1,275.787	$10,001-$50,000	1,329.501
Robert L. Reynolds†	$1-$10,000	129.291	$1-$10,000	127.656	N/A	N/A
Manoj P. Singh	$1-$10,000	109.478	$1-$10,000	107.148	$1-$10,000	104.748
Mona K. Sutphen	N/A	N/A	$1-$10,000	98.686	$1-$10,000	99.174
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) $50,001-100,000 (Class Y shares)	9,552.823 (Class R6 shares) (3.77%) 3,772.681 (Class Y shares)	$10,001-$50,000 (Class Y shares)	2,513.582 (Class Y shares)	$10,001-$50,000 (Class Y shares)	2,877.848 (Class Y shares)

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Small Cap Growth Fund		Putnam Small Cap Value Fund		Putnam Strategic Intermediate Municipal Fund
Liaquat Ahamed	$1-$10,000	126.874	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$10,001-$50,000	187.289	$1-$10,000	122.218	$1-$10,000	168.003
Barbara M. Baumann	Over $100,000	2,107.701	$1-$10,000	183.757	$1-$10,000	157.912
Katinka Domotorffy	$10,001-$50,000	185.977	$1-$10,000	188.727	$1-$10,000	143.812
Catharine Bond Hill	$1-$10,000	122.902	$1-$10,000	103.028	$1-$10,000	116.069
Paul L. Joskow*	$10,001-$50,000	308.763	$1-$10,000	483.768	$1-$10,000	275.257
Kenneth R. Leibler	$10,001-$50,000	225.434	$1-$10,000	306.781	$1-$10,000	185.435
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	12,824.023	Over $100,000	6,561.556	$10,001-$50,000	1,478.671
Robert L. Reynolds†	$50,001-$100,000	1,332.772	$1-$10,000	186.982	$1-$10,000	169.355
Manoj P. Singh	$1-$10,000	122.902	$1-$10,000	103.028	$1-$10,000	114.056
Mona K. Sutphen	$1-$10,000	63.054	$1-$10,000	247.992	$1-$10,000	203.151
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	5550.832 (Class R6 shares) 16,457.625 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	47,734.506 (Class R6 shares) (2.97%) 8,587.837 (Class Y shares)	Over $100,000 (Class Y shares)	3,031.837 (Class Y shares)

C-9

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Sustainable Future Fund		Putnam Sustainable Leaders Fund		Putnam Tax Exempt Income Fund
Liaquat Ahamed	$1-$10,000	100.000	$10,001-$50,000	100.000	$1-$10,000	310.981
Ravi Akhoury*	$1-$10,000	223.396	$10,001-$50,000	234.639	$1-$10,000	510.036
Barbara M. Baumann	Over $100,000	7,543.014	Over $100,000	1,770.958	$1-$10,000	478.448
Katinka Domotorffy	$50,001-$100,000	4,737.382	$50,001-$100,000	584.520	$1-$10,000	436.547
Catharine Bond Hill	$1-$10,000	132.069	$1-$10,000	31.848	$1-$10,000	113.915
Paul L. Joskow*	$1-$10,000	408.773	Over $100,000	1,937.654	$10,001-$50,000	1,388.6563
Kenneth R. Leibler	$1-$10,000	300.276	$10,001-$50,000	233.246	$1-$10,000	728.211
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	7,283.483	Over $100,000	45,749.756	Over $100,000	13,388.155
Robert L. Reynolds†	$50,001-$100,000	3,552.049	Over $100,000	17,348.087	$1-$10,000	515.240
Manoj P. Singh	$1-$10,000	132.069	$10,001-$50,000	91.720	$1-$10,000	112.640
Mona K. Sutphen	$1-$10,000	232.965	$1-$10,000	40.394	$1-$10,000	116.444
Trustees/Nominees and Officers as a group	Over $100,000 (Class R6 shares) $10,001-$50,000 (Class Y shares)	43,866.69 (Class R6 shares) (3.10%) 23,852.706 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	13,873.037 (Class R6 shares) (1.73%) 63,776.958 (Class Y shares) (1.96%)	$10,001-$50,000 Over $100,000 (Class Y shares)	1,769.175 16,330.098 (Class Y shares)0

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Tax-Free High Yield Fund		Putnam Ultra Short Duration Income Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	182.773	$1-$10,000	111.570
Barbara M. Baumann	$1-$10,000	168.018	Over $100,000	59,880.713
Katinka Domotorffy	$1-$10,000	149.573	$1-$10,000	110.910
Catharine Bond Hill	$1-$10,000	115.116	$1-$10,000	104.306
Paul L. Joskow*	$1-$10,000	571.801	$1-$10,000	167.204
Kenneth R. Leibler	$1-$10,000	207.318	$1-$10,000	122.975
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	5,515.891	$10,001-$50,000	1,337.693
Robert L. Reynolds†	$1-$10,000	185.161	$1-$10,000	111.525
Manoj P. Singh	$1-$10,000	113.951	$1-$10,000	103.663
Mona K. Sutphen	$1-$10,000	77.802	$1-$10,000	99.274
Trustees/Nominees and Officers as a group	$50,001-$100,000 (class Y shares)	7,387.404 (Class Y shares)	Over $100,000 (Class R6 shares) Over $100,000 (Class Y shares)	16,743.325 (Class R6 shares) 62,846.777 (Class Y shares)

C-10

Aggregate Dollar Range of Shares Held in All of the
Name of Trustee/Nominee	Putnam Funds Overseen by Trustee
Liaquat Ahamed	Over $100,000
Ravi Akhoury*	Over $100,000
Barbara M. Baumann	Over $100,000
Katinka Domotorffy	Over $100,000
Catharine Bond Hill	Over $100,000
Paul L. Joskow*	Over $100,000
Kenneth R. Leibler	Over $100,000
Jennifer Williams Murphy#	N/A
Marie Pillai#	N/A
George Putnam, III	Over $100,000
Manoj P. Singh	Over $100,000
Mona K. Sutphen	$50,001-$100,000
Robert L. Reynolds†	Over $100,000

* Mr. Akhoury and Dr. Joskow are retiring and are not standing for re-election to your fund’s Board. Each will serve until June 30, 2022, when he will retire.

# Mses. Murphy and Pillai have been nominated for election to your fund’s Board and, if elected, will serve as Trustees beginning July 1, 2022.

† Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person”.

Putnam Variable Trust

As of December 31, 2021, except as shown in the tables below, the Trustees/nominees, and the Trustees/nominees and officers as a group, did not own variable annuity contracts or variable life insurance policies that invested in the funds that are series of Putnam Variable Trust. These tables show the value of the Trustees’ and nominees’ indirect beneficial ownership interest in these funds. As of December 31, 2021, none of the Trustees or nominees beneficially owned shares of any of the following funds: Putnam VT Global Health Care Fund, Putnam VT Government Money Market Fund, or Putnam VT Multi-Asset Absolute Return Fund. All references in the tables are to Class IA shares unless otherwise indicated. As reflected in the tables above, Trustees/nominees and officers own shares of the retail Putnam funds that are counterparts to Putnam Variable Trust’s various portfolios.

C-11

Trustee/Nominee Name
Fund Name	Paul L. Joskow*	George Putnam, III
Putnam VT Diversified Income Fund	$1-$10,000	N/A
Putnam VT Emerging Markets Equity Fund	$1-$10,000	N/A
Putnam VT Focused International Equity Fund	$1-$10,000	N/A
Putnam VT George Putnam Balanced Fund	$1-$10,000	N/A
Putnam VT Global Asset Allocation Fund	$1-$10,000	$10,001-$50,000
Putnam VT Growth Opportunities Fund	$1-$10,000	N/A
Putnam VT High Yield Fund	$1-$10,000	N/A
Putnam VT Income Fund	$1-$10,000	N/A
Putnam VT International Equity Fund	$1-$10,000	N/A
Putnam VT International Value Fund	$1-$10,000	N/A
Putnam VT Large Cap Value Fund	$10,001-$50,000	N/A
Putnam VT Mortgage Securities Fund	$1-$10,000	N/A
Putnam VT Multi-Cap Core Fund	$1-$10,000	N/A
Putnam VT Research Fund	$1-$10,000	N/A
Putnam VT Small Cap Growth Fund	$1-$10,000	N/A
Putnam VT Small Cap Value Fund	$1-$10,000	N/A
Putnam VT Sustainable Future Fund	$1-$10,000	N/A
Putnam VT Sustainable Leaders Fund	$10,001-$50,000	N/A

* Dr. Joskow is retiring and is not standing for re-election to your fund’s Board. He will serve until June 30, 2022, when he will retire.

C-12

Appendix D — Trustee Compensation Table

The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to March 31, 2022), and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2021. Mses. Murphy and Pillai did not serve as Trustees of the Board during any fund’s recently completed fiscal year or during the calendar year 2021 and are therefore not included in the table below.

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam California Tax Exempt Income Fund	Putnam Convertible Securities Fund		Putnam Diversified Income Trust		Putnam Dynamic Asset Allocation Balanced Fund
Liaquat Ahamed / 2012(3)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Ravi Akhoury / 2009(4)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Barbara M. Baumann / 2010(3)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Katinka Domotorffy / 2012(3)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Catharine Bond Hill / 2017	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Paul L. Joskow / 1997(3)(4)	$3,299	$612	$4,270	$415	$7,858	$1,520	$7,563	$1,373
Kenneth R. Leibler / 2006(5)	$4,395	N/A	$5,807	N/A	$10,472	N/A	$10,073	N/A
George Putnam, III / 1984(6)	$3,527	$1,049	$4,591	$708	$8,403	$2,606	$8,086	$2,353
Manoj P. Singh / 2017(7)	$3,527	N/A	$4,591	N/A	$8,403	N/A	$8,086	N/A
Mona K. Sutphen / 2020	$3,141	N/A	$4,136	N/A	$7,477	N/A	$7,212	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Dynamic Asset Allocation Conservative Fund		Putnam Dynamic Asset Allocation Equity Fund		Putnam Dynamic Asset Allocation Growth Fund		Putnam Dynamic Risk Allocation Fund
Liaquat Ahamed / 2012(3)	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Ravi Akhoury / 2009(4)	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Barbara M. Baumann / 2010(3)	$3,033	N/A	$263	N/A	$8,436	N/A	$306	N/A
Katinka Domotorffy / 2012(3)	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Catharine Bond Hill / 2017	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Paul L. Joskow / 1997(3)(4)	$3,033	$561	$258	$41	$8,436	$1,473	$301	$47
Kenneth R. Leibler / 2006(5)	$4,041	N/A	$349	N/A	$11,233	N/A	$407	N/A
George Putnam, III / 1984(6)	$3,243	$962	$277	$71	$9,019	$2,523	$323	$82
Manoj P. Singh / 2017(7)	$3,243	N/A	$272	N/A	$9,019	N/A	$317	N/A
Mona K. Sutphen / 2020	$2,890	N/A	$249	N/A	$8,048	N/A	$290	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-1

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Emerging Markets Equity Fund		Putnam Fixed Income Absolute Return Fund		Putnam Floating Rate Income Fund		Putnam Focused Equity Fund
Liaquat Ahamed / 2012(3)	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Ravi Akhoury / 2009(4)	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Barbara M. Baumann / 2010(3)	$1,916	N/A	$2,058	N/A	$1,335	N/A	$2,587	N/A
Katinka Domotorffy / 2012(3)	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Catharine Bond Hill / 2017	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Paul L. Joskow / 1997(3)(4)	$1,916	$241	$2,058	$205	$1,285	$59	$2,587	$391
Kenneth R. Leibler / 2006(5)	$2,577	N/A	$2,802	N/A	$1,742	N/A	$3,494	N/A
George Putnam, III / 1984(6)	$2,054	$413	$2,213	$350	$1,380	$100	$2,776	$670
Manoj P. Singh / 2017(7)	$2,054	N/A	$2,213	N/A	$1,330	N/A	$2,776	N/A
Mona K. Sutphen / 2020	$1,852	N/A	$1,994	N/A	$1,135	N/A	$2,491	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Focused International Equity Fund		George Putnam Balanced Fund		Putnam Global Health Care Fund		Putnam Global Income Trust
Liaquat Ahamed / 2012(3)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Ravi Akhoury / 2009(4)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Barbara M. Baumann / 2010(3)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Katinka Domotorffy / 2012(3)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Catharine Bond Hill / 2017	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Paul L. Joskow / 1997(3)(4)	$4,329	$409	6,225	$879	$5,475	$784	$1,083	$107
Kenneth R. Leibler / 2006(5)	$5,887	N/A	8,399	N/A	$7,394	N/A	$1,473	N/A
George Putnam, III / 1984(6)	$4,654	$700	6,678	$1,508	$5,875	$1,344	$1,164	$182
Manoj P. Singh / 2017(7)	$4,654	N/A	6,678	N/A	$5,875	N/A	$1,164	N/A
Mona K. Sutphen / 2020	$4,199	N/A	5,999	N/A	$5,273	N/A	$1,049	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-2

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Global Technology Fund		Putnam Government Money Market Fund		Putnam Growth Opportunities Fund		Putnam High Yield Fund
Liaquat Ahamed / 2012(3)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Ravi Akhoury / 2009(4)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Barbara M. Baumann / 2010(3)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Katinka Domotorffy / 2012(3)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Catharine Bond Hill / 2017	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Paul L. Joskow / 1997(3)(4)	$3,678	$480	564	$106	$30,621	$4,264	$5,268	$407
Kenneth R. Leibler / 2006(5)	$4,952	N/A	752	N/A	$41,314	N/A	$7,165	N/A
George Putnam, III / 1984(6)	$3,943	$822	603	$182	$32,849	$7,316	$5,663	$692
Manoj P. Singh / 2017(7)	$3,943	N/A	603	N/A	$32,849	N/A	$5,663	N/A
Mona K. Sutphen / 2020	$3,546	N/A	537	N/A	$29,526	N/A	$5,100	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Income Fund		Putnam Income Strategies Portfolio		Putnam Intermediate-Term Municipal Income Fund		Putnam International Capital Opportunities Fund
Liaquat Ahamed / 2012(3)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Ravi Akhoury / 2009(4)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Barbara M. Baumann / 2010(3)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Katinka Domotorffy / 2012(3)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Catharine Bond Hill / 2017	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Paul L. Joskow / 1997(3)(4)	$16,263	$1,649	$51	$7	$60	$5	$1,307	$182
Kenneth R. Leibler / 2006(5)	$22,137	N/A	$69	N/A	$82	N/A	$1,762	N/A
George Putnam, III / 1984(6)	$17,487	$2,818	$55	$12	$64	$8	$1,402	$313
Manoj P. Singh / 2017(7)	$17,487	N/A	$55	N/A	$64	N/A	$1,402	N/A
Mona K. Sutphen / 2020	$15,737	N/A	$49	N/A	$58	N/A	$1,259	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-3

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam International Equity Fund		Putnam International Value Fund		Putnam Large Cap Value Fund		Putnam Massachusetts Tax Exempt Income Fund
Liaquat Ahamed / 2012(3)	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Ravi Akhoury / 2009(4)	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Barbara M. Baumann / 2010(3)	$2,982	N/A	$447	N/A	$63,674	N/A	$1,119	N/A
Katinka Domotorffy / 2012(3)	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Catharine Bond Hill / 2017	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Paul L. Joskow / 1997(3)(4)	$2,929	$449	$440	$65	$63,674	$4,262	$1,098	$167
Kenneth R. Leibler / 2006(5)	$3,962	N/A	$594	N/A	$86,517	N/A	$1,485	N/A
George Putnam, III / 1984(6)	$3,144	$770	$472	$112	$68,433	$7,249	$1,179	$287
Manoj P. Singh / 2017(7)	$3,091	N/A	$464	N/A	$68,433	N/A	$1,158	N/A
Mona K. Sutphen / 2020	$2,818	N/A	$423	N/A	$61,895	N/A	$1,058	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund		Putnam Mortgage Opportunities Fund		Putnam Mortgage Securities Fund
Liaquat Ahamed / 2012(3)	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Ravi Akhoury / 2009(4)	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Barbara M. Baumann / 2010(3)	$537	N/A	$2,182	N/A	$752	N/A	$2,036	N/A
Katinka Domotorffy / 2012(3)	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Catharine Bond Hill / 2017	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Paul L. Joskow / 1997(3)(4)	$527	$80	$2,182	$425	$733	$111	$2,036	$390
Kenneth R. Leibler / 2006(5)	$713	N/A	$2,908	N/A	$988	N/A	$2,713	N/A
George Putnam, III / 1984(6)	$566	$138	$2,333	$729	$786	$191	$2,177	$669
Manoj P. Singh / 2017(7)	$556	N/A	$2,333	N/A	$768	N/A	$2,177	N/A
Mona K. Sutphen / 2020	$508	N/A	$2,074	N/A	$711	N/A	$1,938	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-4

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Multi-Asset Absolute Return Fund		Putnam Multi-Cap Core Fund		Putnam New Jersey Tax Exempt Income Fund		Putnam New York Tax Exempt Income Fund
Liaquat Ahamed / 2012(3)	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Ravi Akhoury / 2009(4)	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Barbara M. Baumann / 2010(3)	$3,066	N/A	$12,208	N/A	$617	N/A	$4,395	N/A
Katinka Domotorffy / 2012(3)	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Catharine Bond Hill / 2017	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Paul L. Joskow / 1997(3)(4)	$3,066	$317	$11,878	$1,503	$605	$94	$4,395	$325
Kenneth R. Leibler / 2006(5)	$4,180	N/A	$16,080	N/A	$818	N/A	$5,982	N/A
George Putnam, III / 1984(6)	$3,298	$543	$12,753	$2,584	$650	$162	$4,726	$553
Manoj P. Singh / 2017(7)	$3,298	N/A	$12,424	N/A	$638	N/A	$4,726	N/A
Mona K. Sutphen / 2020	$2,969	N/A	$10,869	N/A	$583	N/A	$4,263	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Ohio Tax Exempt Income Fund		Putnam Pennsylvania Tax Exempt Income Fund		Putnam PanAgora Risk Parity Fund		Putnam Research Fund
Liaquat Ahamed / 2012(3)	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Ravi Akhoury / 2009(4)	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Barbara M. Baumann / 2010(3)	$412	N/A	$574	N/A	$157	N/A	$1,538	N/A
Katinka Domotorffy / 2012(3)	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Catharine Bond Hill / 2017	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Paul L. Joskow / 1997(3)(4)	$404	$63	$563	$87	$157	$22	$1,538	$215
Kenneth R. Leibler / 2006(5)	$546	N/A	$761	N/A	$212	N/A	$2,074	N/A
George Putnam, III / 1984(6)	$433	$108	$604	$150	$169	$38	$1,649	$369
Manoj P. Singh / 2017(7)	$425	N/A	$593	N/A	$169	N/A	$1,649	N/A
Mona K. Sutphen / 2020	$389	N/A	$542	N/A	$151	N/A	$1,484	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-5

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Retirement Advantage 2025 Fund		Putnam Retirement Advantage 2030 Fund		Putnam Retirement Advantage 2035 Fund		Putnam Retirement Advantage 2040 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Retirement Advantage 2045 Fund		Putnam Retirement Advantage 2050 Fund		Putnam Retirement Advantage 2055 Fund		Putnam Retirement Advantage 2060 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-6

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Retirement Advantage 2065 Fund		Putnam Retirement Advantage Maturity Fund		Putnam RetirementReady 2025 Fund		Putnam RetirementReady 2030 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam RetirementReady 2035 Fund		Putnam RetirementReady 2040 Fund		Putnam RetirementReady 2045 Fund		Putnam RetirementReady 2050 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-7

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam RetirementReady 2055 Fund		Putnam RetirementReady 2060 Fund		Putnam RetirementReady 2065 Fund		Putnam RetirementReady Maturity Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Short Duration Bond Fund		Putnam Short-Term Investment Fund		Putnam Short-Term Municipal Income Fund		Putnam Small Cap Growth Fund
Liaquat Ahamed / 2012(3)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Ravi Akhoury / 2009(4)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Barbara M. Baumann / 2010(3)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,564	N/A
Katinka Domotorffy / 2012(3)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Catharine Bond Hill / 2017	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Paul L. Joskow / 1997(3)(4)	$9,411	$854	$10,971	$1,760	$203	$16	$2,524	$373
Kenneth R. Leibler / 2006(5)	$12,804	N/A	$14,863	N/A	$277	N/A	$3,415	N/A
George Putnam, III / 1984(6)	$10,118	$1,459	$11,782	$3,023	$219	$27	$2,710	$640
Manoj P. Singh / 2017(7)	$10,118	N/A	$11,782	N/A	$219	N/A	$2,669	N/A
Mona K. Sutphen / 2020	$9,143	N/A	$10,560	N/A	$197	N/A	$2,423	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-8

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Small Cap Value Fund		Putnam Strategic Intermediate Municipal Fund		Putnam Sustainable Future Fund		Putnam Sustainable Leaders Fund
Liaquat Ahamed / 2012(3)	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Ravi Akhoury / 2009(4)	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Barbara M. Baumann / 2010(3)	$572	N/A	$953	N/A	$2,350	N/A	$20,797	N/A
Katinka Domotorffy / 2012(3)	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Catharine Bond Hill / 2017	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Paul L. Joskow / 1997(3)(4)	$552	$35	$953	$148	$2,290	$291	$20,439	$3,045
Kenneth R. Leibler / 2006(5)	$748	N/A	$1, 288	N/A	$3,102	N/A	$27,659	N/A
George Putnam, III / 1984(6)	$593	$60	$1,023	$253	$2,460	$500	$21,943	$5,227
Manoj P. Singh / 2017(7)	$573	N/A	$1,023	N/A	$2,400	N/A	$21,584	N/A
Mona K. Sutphen / 2020	$491	N/A	$917	N/A	$2,105	N/A	$19,671	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Tax Exempt Income Fund		Putnam Tax-Free High Yield Fund		Putnam Ultra Short Duration Income Fund		Putnam VT Diversified Income Fund
Liaquat Ahamed / 2012(3)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Ravi Akhoury / 2009(4)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Barbara M. Baumann / 2010(3)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Katinka Domotorffy / 2012(3)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Catharine Bond Hill / 2017	$2,579	N/A	$3,027	N/A	$59,778	N/A	$631	N/A
Paul L. Joskow / 1997(3)(4)	$2,579	$474	$3,027	$454	$59,779	$9,326	$631	$42
Kenneth R. Leibler / 2006(5)	$3,436	N/A	$4,089	N/A	$80,876	N/A	$850	N/A
George Putnam, III / 1984(6)	$2,758	$813	$3,248	$780	$64,174	$16,009	$676	$72
Manoj P. Singh / 2017(7)	$2,758	N/A	$3,248	N/A	$64,174	N/A	$676	N/A
Mona K. Sutphen / 2020	$2,458	N/A	$2,917	N/A	$57,510	N/A	$607	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-9

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Emerging Markets Equity Fund		Putnam VT Focused International Equity Fund		Putnam VT George Putnam Balanced Fund		Putnam VT Global Asset Allocation Fund
Liaquat Ahamed / 2012(3)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Ravi Akhoury / 2009(4)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Barbara M. Baumann / 2010(3)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Katinka Domotorffy / 2012(3)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Catharine Bond Hill / 2017	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Paul L. Joskow / 1997(3)(4)	$128	$9	$756	$48	$819	$52	$449	$29
Kenneth R. Leibler / 2006(5)	$173	N/A	$1,019	N/A	$1,104	N/A	$605	N/A
George Putnam, III / 1984(6)	$138	$15	$811	$83	$878	$90	$482	$50
Manoj P. Singh / 2017(7)	$138	N/A	$811	N/A	$878	N/A	$482	N/A
Mona K. Sutphen / 2020	$124	N/A	$729	N/A	$790	N/A	$433	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Global Health Care Fund		Putnam VT Government Money Market Fund		Putnam VT Growth Opportunities Fund		Putnam VT High Yield Fund
Liaquat Ahamed / 2012(3)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Ravi Akhoury / 2009(4)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Barbara M. Baumann / 2010(3)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Katinka Domotorffy / 2012(3)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Catharine Bond Hill / 2017	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Paul L. Joskow / 1997(3)(4)	$567	$35	288	$19	$3,980	$251	$617	$40
Kenneth R. Leibler / 2006(5)	$764	N/A	389	N/A	$5,364	N/A	$832	N/A
George Putnam, III / 1984(6)	$608	$61	309	$33	$4,268	$434	$662	$70
Manoj P. Singh / 2017(7)	$608	N/A	309	N/A	$4,268	N/A	$662	N/A
Mona K. Sutphen / 2020	$546	N/A	277	N/A	$3,833	N/A	$594	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-10

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Income Fund		Putnam VT International Equity Fund		Putnam VT International Value Fund		Putnam VT Large Cap Value Fund
Liaquat Ahamed / 2012(3)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Ravi Akhoury / 2009(4)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Barbara M. Baumann / 2010(3)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Katinka Domotorffy / 2012(3)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Catharine Bond Hill / 2017	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Paul L. Joskow / 1997(3)(4)	$808	$52	$854	$55	$272	$17	$5,442	$339
Kenneth R. Leibler / 2006(5)	$1,089	N/A	$1,151	N/A	$367	N/A	$7,335	N/A
George Putnam, III / 1984(6)	$867	$90	$916	$95	$292	$30	$5,836	$586
Manoj P. Singh / 2017(7)	$867	N/A	$916	N/A	$292	N/A	$5,836	N/A
Mona K. Sutphen / 2020	$776	N/A	$823	N/A	$263	N/A	$5,256	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Mortgage Securities Fund		Putnam VT Multi-Asset Absolute Return Fund		Putnam VT Multi-Cap Core Fund		Putnam VT Research Fund
Liaquat Ahamed / 2012(3)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Ravi Akhoury / 2009(4)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Barbara M. Baumann / 2010(3)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Katinka Domotorffy / 2012(3)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Catharine Bond Hill / 2017	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Paul L. Joskow / 1997(3)(4)	$162	$11	$83	$5	$1,005	$64	$208	$12
Kenneth R. Leibler / 2006(5)	$218	N/A	$111	N/A	$1,355	N/A	$280	N/A
George Putnam, III / 1984(6)	$174	$19	$89	$9	$1,078	$111	$223	$21
Manoj P. Singh / 2017(7)	$174	N/A	$89	N/A	$1,078	N/A	$223	N/A
Mona K. Sutphen / 2020	$156	N/A	$79	N/A	$970	N/A	$201	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-11

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Small Cap Growth Fund		Putnam VT Small Cap Value Fund		Putnam VT Sustainable Future Fund		Putnam VT Sustainable Leaders Fund
Liaquat Ahamed / 2012(3)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Ravi Akhoury / 2009(4)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Barbara M. Baumann / 2010(3)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Katinka Domotorffy / 2012(3)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Catharine Bond Hill / 2017	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Paul L. Joskow / 1997(3)(4)	$132	$9	$489	$32	$163	$11	$3,415	$213
Kenneth R. Leibler / 2006(5)	$178	N/A	$659	N/A	$219	N/A	$4,602	N/A
George Putnam, III / 1984(6)	$142	$15	$524	$55	$175	$19	$3,662	$368
Manoj P. Singh / 2017(7)	$142	N/A	$524	N/A	$175	N/A	$3,662	N/A
Mona K. Sutphen / 2020	$127	N/A	$473	N/A	$157	N/A	$3,293	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees/Year	Estimated annual benefits from all Putnam Funds upon retirement ($)(1)	Total compensation from all Putnam funds ($)(2)
Liaquat Ahamed / 2012(3)	N/A	$345,000
Ravi Akhoury / 2009(4)	N/A	$345,000
Barbara M. Baumann / 2010(3)	N/A	$345,000
Katinka Domotorffy / 2012(3)	N/A	$345,000
Catharine Bond Hill / 2017	N/A	$345,000
Paul L. Joskow / 1997(3)(4)	$113,417	$345,000
Kenneth R. Leibler / 2006(5)	N/A	$465,000
George Putnam, III / 1984(6)	$130,333	$370,000
Manoj P. Singh / 2017(7)	N/A	$370,000
Mona K. Sutphen / 2020	N/A	$332,500
Robert L. Reynolds / 2008(8)	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of March 31, 2022, there were 100 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2021, the total amounts of deferred compensation payable each fund listed below, including income earned on such amounts, to these Trustees were (in dollars):

D-12

Fund	Mr. Ahamed	Ms. Baumann	Ms. Domotorffy	Dr. Hill	Dr. Joskow
Putnam California Tax Exempt Income Fund	$21,434	$17,167	$17,534	$7,606	$76,500
Putnam Convertible Securities Fund	$12,230	$9,769	$9,972	$4,553	$43,510
Putnam Diversified Income Fund	$45,702	$36,603	$37,387	$16,218	$163,114
Putnam Dynamic Asset Allocation Balanced Fund	$19,786	$15,847	$16,186	$7,021	$70,618
Putnam Dynamic Asset Allocation Conservative Fund	$8,325	$6,668	$6,811	$2,955	$29,716
Putnam Dynamic Asset Allocation Equity Fund	$304	$245	$252	$101	$1,093
Putnam Dynamic Asset Allocation Growth Fund	$20,666	$16,552	$16,906	$7,334	$73,759
Putnam Dynamic Risk Allocation Fund	$935	$756	$775	$312	$3,366
Putnam Emerging Markets Equity Fund	$11,721	$9,408	$9,619	$4,172	$41,896
Putnam Fixed Income Absolute Return Fund	$6,257	$4,998	$5,102	$2,329	$22,259
Putnam Floating Rate Income Fund	$5,172	$4,214	$4,332	$1,627	$18,757
Putnam Focused Equity Fund	$39,852	$31,986	$32,703	$14,184	$142,443
Putnam Focused International Equity Fund	$36,572	$29,212	$29,821	$13,615	$130,110
George Putnam Balanced Fund	$28,733	$23,124	$23,664	$10,256	$102,975
Putnam Global Health Care Fund	$25,320	$20,323	$20,778	$9,012	$90,502
Putnam Global Income Fund	$5,876	$4,693	$4,791	$2,187	$20,903
Putnam Global Technology Fund	$798	$641	$655	$284	$2,853
Putnam Government Money Market Fund	$211	$169	$172	$75	$752
Putnam Growth Opportunities Fund	$94,561	$76,102	$77,879	$33,754	$338,891
Putnam High Yield Fund	$39,803	$31,708	$32,338	$15,089	$143,667
Putnam Income Fund	$23,297	$18,609	$18,997	$8,673	$82,884
Putnam Income Strategies Portfolio	$1	$01	$1	$0	$4
Putnam Intermediate-Term Municipal Fund	$63	$50	$51	$24	$226
Putnam International Capital Opportunities Fund	$9,472	$7,602	$7,773	$3,371	$33,856
Putnam International Equity Fund	$37,174	$29,998	$30,727	$12,373	$133,651
Putnam International Value Fund	$5,593	$4,513	$4,623	$1,861	$20,107
Putnam Large Cap Value Fund	$169,701	$135,549	$138,373	$63,177	$603,738
Putnam Massachusetts Tax Exempt Income Fund	$3,832	$3,099	$3,177	$1,279	$13,796
Putnam Minnesota Tax Exempt Income Fund	$2,231	$1,805	$1,850	$745	$8,034
Putnam Money Market Fund	$21,414	$17,151	$17,518	$7,599	$76,429
Putnam Mortgage Opportunities Fund	$287	$232	$238	$96	$1,033
Putnam Mortgage Securities Fund	$33,532	$26,856	$27,431	$11,899	$119,676
Putnam Multi-Asset Absolute Return Fund	$12,546	$10,021	$10,230	$4,671	$44,633
Putnam Multi-Cap Core Fund	$34,607	$28,061	$28,797	$11,586	$124,937
Putnam New Jersey Tax Exempt Income Fund	$3,055	$2,471	$2,533	$1,020	$11,000
Putnam New York Tax Exempt Income Fund	$16,606	$13,229	$13,492	$6,295	$59,939
Putnam Ohio Tax Exempt Income Fund	$2,499	$2,020	$2,072	$834	$8,996
Putnam PanAgora Risk Parity Fund	$38	$31	$31	$14	$136
Putnam Pennsylvania Tax Exempt Fund	$2,927	$2,367	$2,427	$977	$10,540
Putnam Research Fund	$5,492	$4,420	$4,523	$1,961	$19,683
Putnam Short Duration Income Fund	$22,789	$18,340	$18,768	$8,135	$81,671
Putnam Short Term Investment Fund	$13,153	$10,586	$10,833	$4,695	$47,139
Putnam Short-Term Municipal Income Fund	$78	$62	$64	$30	$282
Putnam Small Cap Growth Fund	$8,171	$6,594	$6,754	$2,720	$29,378
Putnam Small Cap Value Fund	$4,326	$3,525	$3,624	$1,361	$15,691
Putnam Strategic Intermediate Municipal Fund	$6,269	$5,045	$5,163	$2,238	$22,467
Putnam Sustainable Future Fund	$4,487	$3,639	$3,734	$1,502	$16,200
Putnam Sustainable Leaders Fund	$116,999	$94,414	$96,709	$38,941	$420,648
Putnam Tax Exempt Income Fund	$21,872	$17,518	$17,893	$7,762	$78,064
D-13

Putnam Tax-Free High Yield Fund	$19,413	$15,623	$15,988	$6,929	$69,572
Putnam Ultra Short Duration Bond Fund	$2,254	$1,800	$1,838	$839	$8,018
Putnam VT Diversified Income Fund	$4,451	$3,813	$4,327	$1,833	$17,143
Putnam VT Emerging Markets Equity Fund	$2,141	$1,834	$2,081	$882	$8,244
Putnam VT Focused International Equity Fund	$13,718	$11,752	$13,334	$5,650	$52,831
Putnam VT George Putnam Balanced Fund	$3,389	$2,903	$3,294	$1,396	$13,050
Putnam VT Global Asset Allocation Fund	$5,143	$4,406	$4,999	$2,119	$19,809
Putnam VT Global Health Care Fund	$2,640	$2,262	$2,566	$1,087	$10,167
Putnam VT Government Money Market Fund	$3,270	$2,802	$3,179	$1,347	$12,595
Putnam VT Growth Opportunities Fund	$22,561	$19,328	$21,930	$9,293	$86,890
Putnam VT High Yield Fund	$7,329	$6,279	$7,124	$3,019	$28,227
Putnam VT Income Fund	$7,532	$6,452	$7,321	$3,102	$29,006
Putnam VT International Equity Fund	$5,329	$4,565	$5,179	$2,195	$20,522
Putnam VT International Value Fund	$2,607	$2,233	$2,534	$1,074	$10,039
Putnam VT Large Cap Value Fund	$33,333	$28,556	$32,400	$13,730	$128,376
Putnam VT Mortgage Securities Fund	$2,331	$1,997	$2,266	$960	$8,978
Putnam VT Multi-Asset Absolute Return Fund	$143	$122	$139	$59	$550
Putnam VT Multi-Cap Core Fund	$4,895	$4,194	$4,758	$2,016	$18,853
Putnam VT Research Fund	$2,050	$1,756	$1,993	$844	$7,895
Putnam VT Small Cap Growth Fund	$1,067	$914	$1,037	$440	$4,110
Putnam VT Small Cap Value Fund	$3,444	$2,951	$3,348	$1,419	$13,264
Putnam VT Sustainable Futures Fund	$1,249	$1,070	$1,214	$515	$4,812
Putnam VT Sustainable Leaders Fund	$20,220	$17,322	$19,654	$8,329	$77,872

(4) Mr. Akhoury and Dr. Joskow are not standing for re-election and each will serve until June 30, 2022, when he will retire.

(5) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(6) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(7) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(8) Mr. Reynolds is an “interested person” of the funds and Putnam Management.

D-14

Appendix E — 5% Beneficial Ownership

As of March 31, 2022, to the knowledge of the Putnam funds, no person owned beneficially or of record 5% or more of any class of shares of any Putnam fund, except as shown in the tables below. Additional ownership information for the Putnam closed-end funds is shown separately at the end of this Appendix E.

Class	Shareholder Name and Address	Holdings	Percentage Owned
Putnam California Tax Exempt Income Fund
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	13,486,743	12.21%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	12,603,633	11.41%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	12,216,842	11.06%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	8,158,973	7.38%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	5,688,951	5.15%
A	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	5,630,494	5.10%
E-1

B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	23,953	54.88%
B	VIOLETA L DE VERA & VICKY L DE VERA JTWROS TOD LILY KWAN SUBJECT TO STA TOD RULES 307 PEACH BLOSSOM LN TEHACHAPI, CA 93561-2437	6,043	13.85%
B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	5,024	11.51%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	3,197	7.32%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	568,412	30.49%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	246,058	13.20%
C	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	199,452	10.70%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	123,912	6.65%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	113,407	6.08%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	107,562	5.77%
E-2

R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	189,916	100.00%
Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	10,475,156	49.43%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	2,062,322	9.73%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,470,791	6.94%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	1,453,925	6.86%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	1,086,526	5.13%
Putnam Convertible Securities Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,865,503	9.65%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,578,845	8.17%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,120,055	5.80%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,000,893	5.18%
E-3

B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15,219	18.97%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13,946	17.38%
B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7,422	9.25%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	6,123	7.63%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,364	6.69%
B	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	4,389	5.47%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,222	5.26%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	143,531	19.69%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	98,095	13.45%
E-4

C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	92,735	12.72%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	77,212	10.59%
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	54,121	7.42%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	48,015	6.59%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	40,713	5.58%
I	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON MA 02110	798	100.00%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	51,700	38.40%
R	MATRIX TR CO AGENT FOR NEWPORT TR CORNERSTONE MEDICAL GROUP, P.C. 401(K) PS PLAN & TRUST 35 IRON POINT CIRCLE FOLSOM CA 95630-8587	20,027	14.88%
R	VOYA INSTITUTIONAL TRUST COMPANY VOYA FINANCIAL 1 ORANGE WAY WINDSOR CT 06095-4773	10,131	7.53%
R	ASCENSUS TRUST COMPANY FBO CORELATION INC 401(K) PLAN 214940 PO BOX 10758 FARGO ND 58106-0758	10,035	7.45%
E-5

R	ASCENSUS TRUST COMPANY FBO COST EFFECTIVE COMPUTER SYSTEMS, IN 686097 PO BOX 10758 FARGO ND 58106-0758	7,889	5.86%
R6	GREAT-WEST TRUST COMPANY, LLC - THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	461,537	30.18%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	114,507	7.49%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,904,667	14.61%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,772,245	13.59%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,559,367	11.96%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	875,845	6.72%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	696,409	5.34%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	653,935	5.02%
E-6

Putnam Diversified Income Trust
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	12,386,953	10.86%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	10,673,676	9.36%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,603,304	7.55%
A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8,050,945	7.06%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,841,412	6.88%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7,036,647	6.17%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6,374,959	5.59%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	308,447	33.37%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	139,491	15.09%
E-7

B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	60,966	6.60%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	56,101	6.07%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	47,394	5.13%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,935,487	18.86%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,505,169	17.22%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,320,061	16.51%
C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,091,091	7.99%
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,632,035	6.24%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	1,546,836	5.91%
E-8

M	SMBC NIKKO SECURITIES INC. FBO SUMITOMO MITSUI BANKING CORP 3-1, MARUNOUCHI 3-CHOME CHIYODA-KU, TOKYO 100-8325 JAPAN	8,574,020	71.83%
M	SMBC NIKKO SECURITIES INC. 3-1, MARUNOUCHI 3-CHOME CHIYODA-KU, TOKYO 100-8325 JAPAN	3,360,980	28.16%
R	CAPITAL BANK & TRUST CO TRUSTEE FBO ROLSTON HOGSTROM INC 401K PROFIT SHARING PLAN C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	89,406	26.82%
R	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	87,109	26.13%
R	MATRIX TRUST COMPANY CUST FBO MILLWRIGHT HOLDINGS LLC 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	26,955	8.09%
R	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	25,618	7.69%
R	MATRIX TRUST COMPANY CUST FBO RICH, WIGHTMAN & COMPANY CERTIFIED 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	21,846	6.55%
R6	GREAT-WEST TRUST COMPANY, LLC - THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,678,651	33.24%
R6	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0003	729,577	14.45%
E-9

Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27,056,691.049	17.55%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	22,142,987	14.36%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	17,018,993	11.04%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15,543,713	10.08%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	15,420,496	10.00%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11,158,725	7.24%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	11,132,535	7.22%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,429,626	5.47%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	8,142,345	5.28%
E-10

Putnam Dynamic Asset Allocation Balanced Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	8,018,322	9.29%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,118,172	8.24%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	278,409	19.30%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	205,838	14.27%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	120,485	8.35%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	81,900	5.68%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,556,834	19.45%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,136,631	16.26%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,672,557	12.73%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	941,381	7.16%
E-11

C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	822,691	6.26%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	709,564	5.40%
P*	RETIREMENT READY2030 FUND - CLASS Y SHARES	5,389,048	30.00%
P*	RETIREMENT READY2035 FUND - CLASS Y SHARES	3,819,709	21.26%
P*	RETIREMENT READY2040 FUND - CLASS Y SHARES	1,763,651	9.82%
P*	RETIREMENT READY2025 FUND - CLASS Y SHARES	1,757,817	9.79%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	822,114	66.61%
R	ASCENSUS TRUST COMPANY FBO EXCEPTIONAL CARE FOR CHILDREN 403(B 690855 PO BOX 10758 FARGO ND 58106-0758	69,834	5.66%
R5	GREAT-WEST TRUST COMPANY, LLC - RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8525 E ORCHARD RD GREENWOOD VILLAGE, CO 80111-5002	3,091,931	99.83%
R6	GREAT-WEST TRUST COMPANY, LLC - EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	561,190.591	33.81%
R6	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	6,311,668	8.53%
R6	GREAT-WEST TRUST COMPANY, LLC SAN DIEGO COUNTY SCHOOLS FRINGE 457 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,592,340	7.86%
E-12

R6	NFS LLC FBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	1,468,059	7.37%
R6	GREAT-WEST TRUST COMPANY, LLC SAN DIEGO COUNTY SCHOOLS FRINGE 403 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,375,518	5.63%
R6	VOYA RETIREMENT INSURANCE & ANNUITY VOYA FINANCIAL 1 ORANGE WAY WINDSOR CT 06095-4773	1,050,914	5.20%
Y	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	3,091,931	14.19%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,937,997	13.48%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,551,229	11.71%
Y	GREAT-WEST TRUST COMPANY, LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,312,537	10.61%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,342,364	6.16%
Putnam Dynamic Asset Allocation Conservative Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,842,712	9.69%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,301,064	8.33%
E-13

A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	2,059,258	5.19%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	99,611	19.40%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	83,067	16.17%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	58,046	11.30%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	43,472	8.46%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,707,841	20.62%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,208,720	14.60%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,170,495	14.13%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	841,296	10.16%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	551,748	6.66%
P*	RETIREMENT READY MATURITY FUND – CLASS Y SHARES	6,977,201	44.74%
E-14

P*	RETIREMENT READY 2025 FUND - CLASS Y SHARES	3,513,784	22.53%
P*	RETIREMENT READY 2030 FUND - CLASS Y SHARES	1,585,281	10.17%
P*	RETIREMENT READY MATURITY FUND – CLASS A SHARES	826,316	5.30%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	382,846	70.52%
R	MATRIX TR CO AGENT FOR ADV TRST INC MISSISSIPPI COAST TRANSPORTATION AU 717 17TH ST STE 1300 DENVER CO 80202-3304	43,988	8.10%
R5	GREAT WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BEN PL OMNIPUTNAM C/O MUTUAL FUND TRADING 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	428,950	99.52%
R6	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,546,609	28.29%
R6	NFS LLC FBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY #KW1C COVINGTON KY 41015-1987	938,554	10.43%
R6	GREAT-WEST TRUST COMPANY, LLC SAN DIEGO COUNTY SCHOOLS FRINGE 403 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	902,351	10.02%
R6	GREAT-WEST TRUST COMPANY, LLC SAN DIEGO COUNTY SCHOOLS FRINGE 403 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	831,554	9.24%
R6	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	813,841	9.04%
E-15

R6	VOYA RETIREMENT INSURANCE & ANNUITY VOYA FINANCIAL 1 ORANGE WAY WINDSOR CT 06095-4773	544,473	6.05%
Y	GREAT WEST TRUST COMPANY, LLC – RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8525 E ORCHARD RD GREENWOOD VLG CO 80111-5002	4,068,246	27.17%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,773,334	11.84%
Y	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,625,851	10.86%
Y	GREAT-WEST TRUST COMPANY, LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,588,167	10.61%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,173,394	7.84%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,131,226	7.55%
Putnam Dynamic Asset Allocation Equity Fund
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110-1802	1,422	65.87%
A	ROBERT L. REYNOLDS c/o ROBERT L. REYNOLDS 100 FEDERAL STREET BOSTON, MA 02110	369	17.07%
A	RAVI AKHOURY c/o RAVI AKHOURY 100 FEDERAL STREET BOSTON, MA 02110	369	17.07%
P*	RETIREMENT READY 2050 FUND - CLASS Y SHARES	1,872,453	30.66%
P*	RETIREMENT READY 2045 FUND - CLASS Y SHARES	1,094,728	17.93%
E-16

P*	RETIREMENT READY 2055 FUND - CLASS Y SHARES	880,199	14.41%
P*	RETIREMENT READY 2050 FUND - CLASS R6 SHARES	340,570	5.58%
Putnam Dynamic Asset Allocation Growth Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	8,104,149	8.66%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,971,966	6.38%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	216,544	14.87%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	145,328	9.98%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	134,637	9.25%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,226,287	27.55%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,869,032	15.96%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,127,359	9.63%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	674,582	5.76%
E-17

C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	659,814	5.63%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	608,732	5.20%
P*	RETIREMENT READY 2040 FUND - CLASS Y SHARES	5,172,271	28.54%
P*	RETIREMENT READY 2045 FUND - CLASS Y SHARES	3,616,020	19.96%
P*	RETIREMENT READY 2050 FUND - CLASS Y SHARES	2,052,787	11.33%
P*	RETIREMENT READY 2035 FUND - CLASS Y SHARES	1,646,795	9.09%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	746,554	65.74%
R	MATRIX TRUST COMPANY CUST FBO PRO TECH FABRICATIONS 717 17TH ST STE 1300 DENVER CO 80202-3304	57,873	5.10%
R5	GREAT-WEST TRUST COMPANY, LLC RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	773,122	93.18%
R5	MATRIX TRUST COMPANY CUST FBO EAR NOSE & THROAT PHYSICIANS OF N M 35 IRON POINT CIR STE 300 FOLSOM CA 95630-8589	53,727	6.48%
R6	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	5,776,455	29.14%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,046,800	10.32%
R6	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	1,573,851	7.94%
E-18

R6	VOYA RETIREMENT INSURANCE & ANNUITY VOYA FINANCIAL 1 ORANGE WAY WINDSOR CT 06095-4773	1,462,621	7.38%
R6	GREAT-WEST TRUST COMPANY, LLC SAN DIEGO COUNTY SCHOOLS FRINGE 457 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,209,877	6.10%
Y	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	3,053,156	19.89%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,393,399	15.59%
Y	GREAT-WEST TRUST COMPANY, LLC – GREAT WEST IRA ADVANTAGE 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,144,177	7.45%
Y	GREAT-WEST TRUST COMPANY, LLC RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,046,179	6.81%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,041,961	6.79%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,025,799	6.68%
Putnam Dynamic Risk Allocation
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	187,751.613	12.47%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	107,810.030	7.16%
E-19

A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94104-4151	94,092.768	6.25%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	84,192.732	5.59%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	40,948.008	50.09%
B	LINCOLN INVESTMENT PLANNING, LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	6,905.822	8.45%
B	MARK ROE IRA PLAN 2122 SPANISH FOREST LN RICHMOND TX 77406-6776	5,787.942	7.08%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	99,747.021	49.15%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110-1802	1,521.312	100.00%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	165,238	90.32%
R6	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ, 07310-1995	10,071.782	5.51%
Y	ERIC J CONNORS SEP IRA PLAN A/C ERIC J CONNORS 682 N BROOKSIDE RD STE 104 ALLENTOWN PA 18106-9646	54,944.823	22.16%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	34,051.663	13.73%
E-20

Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	31,619.834	12.75%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	29,204.928	11.78%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	24,573.451	9.91%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	13,328.691	5.37%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	12,622.723	5.09%
Putnam Emerging Markets Equity Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,303,890	7.24%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,285,713	7.14%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,284,359	7.13%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,216,194	6.75%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	38,927	26.78%
E-21

B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	22,287	15.34%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17,380	11.96%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	198,036	26.43%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	59,546	7.95%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	56,330	7.52%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	54,087	7.22%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	48,141	6.42%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,395,373	59.27%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	594,151	25.24%
R6	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	207,349	8.81%
E-22

Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,832,732	23.40%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,688,199	22.21%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,788,393	14.78%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,362,957	11.26%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	974,647	8.05%
Putnam Fixed Income Aboslute Return Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ, 07310-1995	2,144,808	15.61%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ, 07399-0001	1,275,523	9.28%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO, 63103-2523	880,076	6.41%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	770,618	5.61%
E-23

A	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	742,640	5.41%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	17,332	30.05%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	7,148	12.39%
B	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	3,145	5.45%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	136,728	16.50%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	115,916	13.99%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	99,322	11.99%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	96,581	11.65%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	86,888	10.48%
P*	PUTNAM RETIREMENTREADY MATURITY FUND CLASS Y SHARES	8,175,734	36.42%
P*	PUTNAM RETIREMENTREADY 2025 FUND CLASS Y SHARES	3,900,497	17.38%
P*	PUTNAM RETIREMENTREADY 2030 FUND CLASS Y SHARES	3,201,354	14.26%
E-24

P*	PUTNAM RETIREMENTREADY 2035 FUND CLASS Y SHARES	1,498,064	6.67%
R	FIIOC FBO E-VOLVE TECHNOLOGY SYSTEMS, INC. 401(K) PROFIT SHARING PLAN AND TRUST 100 MAGELLAN WAY COVINGTON, KY 41015-1987	7,324	25.03%
R	MID ATLANTIC TRUST COMPANY FBO IMAGE ONE UNIFORMS, INC 401(K) PROF 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222-4228	6,552	22.39%
R	E ROBERT ROSKIND TTEE FBO LCP GROUP 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	5,645	19.29%
R	ASCENSUS TRUST COMPANY ALLEN R SCHILLER PO BOX 10577 FARGO, ND 58106-0577	2,605	8.90%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	159,656	98.969%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	3,638,972	35.98%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	874,050	8.64%
Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	753,957	7.45%
Y	PUTNAM 529 FOR AMERICA 100 FEDERAL STREET BOSTON, MA 02110	612,299	6.05%
Y	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	604,636	5.98%
E-25

Y	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # -P08 MINNEAPOLIS, MN 55402-4413	587,357	5.81%
Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	578,871	5.72%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	518,955	5.13%
Putnam Floating Rate Income Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	7,514,085	22.94%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	3,632,414	11.09%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	3,073,675	9.38%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	2,284,892	6.97%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	2,106,953	6.43%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	40,986	22.98%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	29,517	16.55%
E-26

B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	20,457	11.47%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	13,282	7.45%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	546,434	17.88%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	332,871	10.89%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	298,649	9.77%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	278,121	9.10%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	202,646	6.63%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	168,140	5.50%
R	DOUGLAS KEENE & STEVEN NATHIN TTEE BOSTON ADV MEDICINE INC 401K PSP C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	20,574	29.40%
R	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	12,905	18.44%
E-27

R	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	9,712	13.88%
R	PAI TRUST COMPANY INC JASWAL PROFESSIONAL SERVICES CORP 1300 ENTERPRISE DR DE PERE WI 54115-4934	7,540	10.78%
R	ASCENSUS TRUST COMPANY FBO VANTAGE TECHNOLOGIES USA 401(K) PLA PO BOX 10758 FARGO, ND 58106-0577	6,461	9.23%
R	ASCENSUS TRUST COMPANY FBO MAID BRIGADE 401(K) SAFE HARBOR PLA PO BOX 10758 FARGO, ND 58106-0577	6,286	8.98%
R	MID ATLANTIC TRUST COMPANY FBO SONOMA FEDERAL CREDIT UNION 401K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	3,696	5.28%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	401,341	46.62%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	389,434	45.23%
R6	GREAT-WEST TRUST COMPANY, LLC PUTNAM DEFERRED COMPENSATION PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	54,960	6.38%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	5,657,531	23.69%
Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	3,315,563	13.89%
E-28

Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	2,794,901	11.71%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	2,647,388	11.09%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	2,332,421	9.77%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	2,215,174	9.28%
Putnam Focused Equity Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,830,973	11.48%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,518,845	9.53%
A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,176,019	7.38%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,006,648	6.31%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	939,312	5.89%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	929,302	5.83%
E-29

B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	119,801	21.43%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	88,462	15.83%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	62,719	11.22%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	60,220	10.77%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	412,962	14.35%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	388,048	13.48%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	334,155	11.61%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	324,334	11.27%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	233,429	8.11%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	231,442	8.04%
E-30

R	ASCENSUS TRUST COMPANY FBO PATRICIA PAVLOS DDS PA 401(K) PLAN 192612 PO BOX 10758 FARGO ND 58106-0758	25,061	8.88%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	655,571	96.63%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	535,072	12.89%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	460,096	11.08%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	388,131	9.35%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	348,149	8.38%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	336,017	8.09%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	324,467	7.81%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	320,101	7.71%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	221,456	5.33%
E-31

Putnam Focused International Equity Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	3,627,784	6.49%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	3,503,180	6.27%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	3,290,094	5.88%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	79,617	18.43%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	51,526	11.93%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	35,811	8.29%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	22,537	5.22%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	300,075	28.80%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	82,279	7.90%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	71,139	6.83%
E-32

C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	58,290	5.59%
R	PAI TRUST COMPANY INC WESTERN WAKE SURGICAL 401(K) P/S P 1300 ENTERPRISE DR DE PERE WI 54115-4934	5,177	12.41%
R	MATRIX TRUST COMPANY CUST FBO SOUTHERN HEAT EXCHANGER CORP 717 17TH ST STE 1300 DENVER, CO 80202-3304	5,147	12.33%
R	VOYA INSTITUTIONAL TRUST COMPANY VOYA FINANCIAL 1 ORANGE WAY WINDSOR, CT 06095-4773	4,953	11.87%
R	FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT SHARING 401(K) PLAN 100 MAGELLAN WAY COVINGTON, KY 41015-1987	4,622	11.07%
R	MID ATLANTIC TRUST COMPANY FBO DUTCHESS CARS LLC 401(K) PROFIT SHA 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222-4228	3,190	7.64%
R	MATRIX TRUST COMPANY CUST FBO MISCOR GROUP 401(K) PLAN & TRUST 717 17TH STREET SUITE 1300 DENVER, CO 80202-3304	2,953	7.08%
R	SCOTT PIO TTEE FBO LUDLOW CONSTRUCTION CO INC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,877	6.89%
R6	GREAT-WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	856,466	71.30%
R6	GREAT-WEST TRUST COMPANY, LLC RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	129,932	10.82%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	95,873	7.98%
E-33

Y	GREAT-WEST TRUST COMPANY, LLC – GREAT WEST IRA ADVANTAGE 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	323,796	10.42%
Y	GREAT-WEST TRUST COMPANY LLC – RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	237,786	7.65%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	230,823	7.43%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	224,319	7.22%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	213,807	6.88%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	212,606	6.84%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	163,259	5.25%
George Putnam Balanced Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5,282,842	8.88%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	4,778,509	8.03%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,748,633	6.30%
E-34

A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,350,829	5.63%
B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	54,278	13.04%
B	PERSHING, LLC 1 PERSHIN3562.2.32G PLZ JERSEY CITY NJ 07399-0001	52,826	12.69%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	51,394	12.35%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	35,538	8.54%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,308,614	22.33%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	880,719	15.03%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	596,415	10.18%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	547,138	9.34%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	533,035	9.09%
E-35

C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	474,938	8.10%
M	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	2,510,050	100.00%
R	PAI TRUST COMPANY INC IMG COMPANIES LLC 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	32,234	36.45%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	16,133	18.24%
R	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	14,244	16.11%
R	ASCENSUS TRUST COMPANY FBO SAP SOUTH WALES FIRE DISTRICT #1 PO BOX 10758 FARGO ND 58106-0758	8,571	9.69%
R	MID ATLANTIC TRUST COMPANY FBO KATOPODY LLC 401(K) PROFIT SHARING 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	5,003	5.66%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110-1802	929	100.00%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,290,954	40.38%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	693,706	21.70%
R6	GREAT-WEST TRUST COMPANY LLC TTEE RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	411,703	12.88%
E-36

R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	411,510	12.87%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,130,158	16.50%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,732,987	13.42%
Y	GREAT-WEST TRUST COMPANY, LLC – RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,450,707	11.23%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,101,669	8.53%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,020,863	7.91%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	985,401	7.63%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	837,998	6.49%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	832,824	6.45%
E-37

Putnam Global Health Care Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	1,671,421	7.02%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	1,499,812	6.30%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,421,099	5.97%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	1,394,380	5.86%
A	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1,343,920	5.65%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	91,599	23.58%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	47,666	12.27%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	29,844	7.68%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	171,813	25.83%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	69,895	10.51%
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	52,028	7.82%
E-38

R	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	6,827	21.32%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	5,269	16.45%
R	CARMEN CELLURA FBO TEMP-PRESS INC 401(K) PROFIT SHARIN 4 WAYSHIRE DR PENFIELD, NY 14526-2914	3,298	10.30%
R	CHERI KRESS & LISA SCHEIDING TTEE F WAGNER PAVING INC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	2,391	7.47%
R	GREAT-WEST TRUST COMPANY, LLC EMPOWER BENEFIT GRANDFATHERED PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,022	6.31%
R	ASCENSUS TRUST COMPANY FBO PHARMA TECHNOLOGY INC. 401K ASCENSUS TRUST COMPANY PO BOX 10577 FARGO, ND 58106-0577	1,751	5.47%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	267,610	45.66%
R6	SAFRA SECURITIES LLC 208-00015-10 546 5TH AVE/WEST 45 ST NEW YORK NY 10036	37,800	6.45%
Y	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	347,058	18.59%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	199,806	10.70%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	171,415	9.18%
E-39

Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	162,454	8.70%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	146,599	7.85%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	142,528	7.63%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	123,567	6.62%
Putnam Global Income Trust
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	2,410,312	26.87%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	700,057	7.80%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	482,672	5.38%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	459,402	5.12%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5,566	17.29%
E-40

B	PUTNAM FIDUCIARY TRUST CO CUST FBO CLEAR CREEK ISD 403(B) PLAN A/C HARRIET H HAYES 2017 SANDY COAST CIR LEAGUE CITY TX 77573-6619	4,692	14.58%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,411	13.71%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,218	13.11%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,362	7.34%
B	PUTNAM FIDUCIARY TRUST CO CUST SUZANNE L CICALE IRA ROLLOVER PLAN PO BOX 120 BARTON VT 05822-0120	1,823	5.66%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	63,152	21.95%
C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	52,902	18.39%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	31,504	10.95%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,956	7.98%
R	CHARLES SCHWAB TRUST BANK CUST UMB BANK FBO PLANMEMBER QUALIFIED 2423 E LINCOLN DR # 108004 PHOENIX AZ 85016-1215	33,487	20.20%
E-41

R	ASCENSUS TRUST COMPANY FBO LOUISIANA FOREST SEED 401(K) PLAN 23687 P O BOX 10758 FARGO ND 58106-0758	24,443	14.75%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	22,013	13.28%
R	D L GOFF & D V NELSON GOFF TTEE FBO MEDICAL & RADIATION PHYSICS INC 401 C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE CO 80111-5002	21,951	13.24%
R	EQUITABLE LIFE FOR SEPARATE ACCT 65 FBO VARIOUS EXPEDITER 401K PLANS 200 PLAZA DR SECAUCUS NJ 07094-3607	8,664	5.23%
R5	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,937	64.45%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON MA 02110	1,068	35.55%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	1,218,081	48.37%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	239,915	9.53%
R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST	196,926	7.82%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,591,154	38.65%
E-42

Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	947,099	14.13%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	526,980	7.86%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	376,441	5.61%
Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	341,461	5.09%
Putnam Global Technology Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	2,354,764	26.68%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	805,520	9.13%
A	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	574,927	6.51%
A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	481,990	5.46%
E-43

C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	255,475	18.17%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	215,506	15.32%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	142,757	10.15%
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	124,986	8.89%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT— ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	98,002	6.97%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	75,948	5.40%
R	STATE STREET BANK FBO ADP ACCESS 1 LINCOLN ST BOSTON, MA 02111-2901	29,665	24.14%
R	FIIOC FBO ASPHALT CUTBACKS CASH OR DEFERRED PROFIT SHARING PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	15,377	12.51%
R	VOYA INSTITUTIONAL TRUST COMPANY VOYA FINANCIAL 1 ORANGE WAY WINDSOR, CT 06095-4773	13,682	11.13%
E-44

R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	385,139	29.19%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEF ITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE CO, 80111-5002	162,447	12.31%
R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES, IA 50392-0001	124,142	9.41%
R6	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 111 SABRE SYSTEMS INC 401K PLAN 865 EASTON RD STE 300 WARRINGTON, PA 18976-1877	69,413	5.26%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	1,417,040	20.14%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	744,656	10.58%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT— ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	742,430	10.55%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	725,074	10.31%
Y	GREAT-WEST TRUST COMPANY, LLC – GREAT WEST IRA ADVANTAGE 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	678,645	9.65%
E-45

Y	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	645,737	9.18%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	567,937	8.07%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	470,667	6.69%
Putnam Government Money Market Fund
A	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	25,637,439	17.19%
A	PUTNAM 529 FOR AMERICA 100 FEDERAL STREET BOSTON, MA 02110	13,830,505	9.27%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	11,084,307	7.43%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	7,914,814	5.31%
B	DEBORAH E KING IRA PLAN 3712 AULDYN DR AUSTELL GA 30106-1462	21,122	11.92%
B	STEVEN HAUSWEDELL & LISA HAUSWEDELL JTWROS 2042 COUNTY HIGHWAY 7 TYLER MN 56178-4003	14,671	8.28%
B	JOHN CYMANSKY IRA ROLLOVER PLAN 25 MOUNT RUN TINTON FALLS NJ 07753-7673	13,280	7.49%
E-46

B	ERIN E NORBURY IRA ROLLOVER PLAN 201 COLUMBIA CMN HILLSBOROUGH NJ 08844-4308	11,984	6.76%
B	ROSE REALTY CO SIMPLE IRA PLAN A/C MARGARET R ROSE 607 BROAD CREEK RD NEW BERN NC 28560-9330	11,083	6.25%
B	CORNWALL CENTRAL SCHOOL DISTRICT 403(B) PLAN A/C IRENE L PONS 38 MCCANNS LN CORNWALL NY 12518-1518	10,148	5.73%
B	SUZAN G SALISBURY ROTH IRA PLAN 1617 SW DAY ST PORT ST LUCIE FL 34953-1131	9,659	5.45%
B	DAPHNE M FEINOUR IRA ROLLOVER PLAN 9628 CRESCENT LN BREINIGSVILLE PA 18031-1830	9,594	5.41%
C	DONNA M WILSON & JOSHUA A WILSON JTWROS MULTIPLE BENEFICIARIES SUBJECT TO STA TOD RULES 457 FDR DR APT A1007 NEW YORK NY 10002-1948	199,778	16.90%
C	KY DUYEN L HUYNH ROTH IRA PLAN 5352 AYRSHIRE DR SAN JOSE CA 95118-3003	97,574	8.25%
C	WATERTOWN PUBLIC SCHOOLS 403(B) PLAN A/C MAUREEN C REGAN 1 WATERMILL PL UNIT 108 ARLINGTON MA 02476-4141	85,984	7.27%
C	TRICIA A KEANE IRA ROLLOVER PLA 2031 DEBRA JANE CT DIGHTON MA 02715-1022	80,016	6.77%
C	ROADY ENTERPRISES SIMPLE IRA PLAN A/C WILLIAM E ROADY 141 DENLEY RD	59,279	5.01%
G*	PUTNAM RETIREMENT READY MATURITY FUND – CLASS Y SHARES	14,111,891	24.86%
E-47

G*	PUTNAM RETIREMENT READY 2030 FUND – CLASS Y SHARES	9,659,033	17.01%
G*	PUTNAM RETIREMENT READY 2025 FUND – CLASS Y SHARES	9,554,734	16.83%
G*	PUTNAM RETIREMENT READY 2035 FUND - CLASS Y SHARES	5,457,621	9.61%
G*	PUTNAM RETIREMENT READY 2040 FUND – CLASS Y SHARES	4,697,155	8.27%
I	PUTNAM INVESTMENT, LLC 100 FEDERAL STREET BOSTON MA 02110-1802	10,402	100.00%
P*	PUTNAM MORTGAGE SECURITIES FUND	10,000	100.00%
R	ASCENSUS TRUST COMPANY FBO LARIX INC 401(K) PLAN 227577 PO BOX 10758 FARGO ND 58106-0758	174,286	27.34%
R	PAI TRUST COMPANY, INC. HARTZELL & ASSOCIATES, INC. 401(K) 1300 ENTERPRISE DR DE PERE WI 54115-4934	159,469	25.02%
R	PAI TRUST COMPANY, INC. LINNA GOLODRIGA, DDS 401(K) P/S PLA 1300 ENTERPRISE DR DE PERE WI 54115-4934	106,557	16.72%
R	ASCENSUS TRUST COMPANY FBO COVIELLO ELECTRIC SERVICE, INC. 401 712766 PO BOX 10758 FARGO ND 58106-0758	54,853	8.60%
R	ASCENSUS TRUST COMPANY FBO D&T MECHANICAL CONTRACTRS 401K 500 38 PO BOX 10758 FARGO ND 58106-0758	35,316	5.54%
R	ASCENSUS TRUST COMPANY FBO COLLINS TOOL CORPORATION RETIREMENT 500905 PO BOX 10758 FARGO ND 58106-0758	32,056	5.03%
E-48

Putnam Growth Opportunitities Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	9,601,703	7.95%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,533,502	6.24%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6,505,055	5.38%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6,232,895	5.16%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	91,007	10.44%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	76,996	8.83%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	50,279	5.77%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	48,187	5.53%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	46,318	5.31%
E-49

B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	44,186	5.07%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	535,649	16.01%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	353,635	10.57%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	245,017	7.32%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	235,186	7.03%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	208,005	6.22%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	194,813	5.82%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	191,233	5.72%
R	GREAT-WEST TRUST COMPANY, LLC - EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	37,275	13.01%
E-50

R	CAPITAL BANK & TRUST CO TRUSTEE FBO TECHSOURCE INC 401K PROFIT SHARING PLAN C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	30,552	10.66%
R	MATRIX TRUST COMPANY CUST FBO G.E. TIGNALL & CO. 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	27,562	9.62%
R	MID ATLANTIC TRUST COMPANY FBO DELASOFT INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	22,686	7.92%
R	RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 78446 ATLANTA GA 30357-2446	17,712	6.18%
R	ASCENSUS TRUST COMPANY FBO HAIRE PLUMBING COMPANY 401(K) P/S 011361 PO BOX 10758 FARGO ND 58106-0758	16,626	5.80%
R	ASCENSUS TRUST COMPANY FBO CITY OF LEAGUE CITY 457 PLAN 69004 PO BOX 10758 FARGO ND 58106-0758	15,889	5.55%
R5	GREAT-WEST TRUST COMPANY, LLC - RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8525 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	49,087	100.00%
R6	GREAT-WEST TRUST COMPANY, LLC - EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,505,674	24.98%
R6	GREAT WEST TRUST COMPANY, LLC - THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,497,024	14.92%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,121,872	11.18%
E-51

R6	GREAT-WEST TRUST COMPANY, LLC - RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	824,927	8.22%
Y	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	4,654,598	15.48%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,684,648	8.93%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,924,237	6.40%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,919,220.266	6.38%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,780,579	5.92%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,706,858	5.68%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,630,341	5.42%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	1,523,730	5.07%
E-52

Putnam High Yield Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	14,676,940	11.03%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	8,433,581	6.34%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	8,045,373	6.04%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	7,367,480	5.53%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	110,868	24.08%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	59,146	12.85%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	48,091	10.45%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA, 92121-3091	35,950	7.81%
B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO, 63103-2523	33,280	7.23%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30,574	6.64%
E-53

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	263,759	12.18%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	167,890	7.75%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	166,809	7.70%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA, 92121-3091	159,981	7.39%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	146,676	6.77%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	141,340	6.53%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	122,505	5.66%
M	MITSUBISHI UFJ MORGAN STANLEY SECURITIES CO LTD STRUCTURED PRODUCTS DIVISION OTEMACHI FINANCIAL CITY GRAND CUBE 1-9-2, OTEMACHI, CHIYODA-KU TOKYO 100-8127, JAPAN	8,780,154	99.07%
R	GREAT-WEST TRUST COMPANY, LLC – FUTURE FUNDS II COMPENSATION PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	676,007	21.79%
E-54

R	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	489,374	15.78%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	403,351	13.00%
R	GREAT-WEST TRUST COMPANY, LLC EMPOWER BENEFIT GRANDFATHERED PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	390,316	12.58%
R	GREAT-WEST TRUST COMPANY, LLC – FUTURE FUNDS I COMPENSATION PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	272,403	8.78%
R	RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PE PO BOX 28004 ATLANTA GA 30358-0004	156,879	5.06%
R	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	14,676,940	11.03%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,356,191	74.23%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	464,141	14.62%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,146,802	14.18%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,149,812	8.68%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,105,473	8.55%
E-55

Y	GREAT-WEST TRUST COMPANY, LLC – RECORDKEEPING FOR VARIOUS BENRFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,215,112	6.10%
Y	GREAT-WEST TRUST COMPANY, LLC – GREAT WEST IRA ADVANTAGE 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,102,203	5.79%
Putnam Income Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	9,944,764	10.38%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS’ CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,947,892	8.29%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,093,279	7.40%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,244,329	5.47%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	155,110	30.97%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	72,665	14.51%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	47,321	9.45%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS’ CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	32,452	6.48%
E-56

C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,466,963	15.37%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,279,841	13.41%
C	MLPF&S FOR THE SOLE BENEFIT OF ITS’ CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	999,289	10.47%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	997,902	10.45%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	906,154	9.49%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	698,466	7.32%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	554,029	5.80%
M	MIZUHO SECURITIES CO., LTD. SETTLEMENT CONTROL DEPT. INVESTMENT FUND TRUST OPERATIONS TEAM OCHANOMIZU SOLA CITY 4-6, KANDA-SURUGADAI, CHIYODA-KU, TOKYO 101-8219 JAPAN	7,802,700	99.83%
R	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	322,051	20.47%
E-57

R	CAPITAL BANK & TRUST CO TRUSTEE FBO HATHAWAY SYCAMORES CHILD & FAM 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	221,839	14.10%
R	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	88,796	5.64%
R	RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 28004 ATLANTA GA 30358-0004	87,869	5.59%
R5	GREAT-WEST TRUST COMPANY, LLC – RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8525 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	820,386	99.38%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	5,709,548	19.89%
R6	GREAT-WEST TRUST COMPANY, LLC – RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8525 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	4,716,746	16.43%
R6	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	1,923,212	6.70%
R6	MLPF&S FOR THE SOLE BENEFIT OF ITS’ CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,534,267	5.35%
R6	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0003	1,466,652	5.11%
E-58

Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	133,620,182	47.71%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS’ CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	25,729,413	9.19%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEERLAKE DR E FL3 JACKSONVILLE FL 32246-6484	23,504,876	8.39%
Putnam Income Strategies Portfolio
	Putnam Retirement Advantage Maturity Fund – Class R6 Shares*	1,277,962	70.71%
	Putnam Retirement Advantage 2025 Fund – Class R6 Shares*	322,731	17.86%
	Putnam Retirement Advantage 2030 Fund – Class R6 Shares*	94,376	5.22%
Putnam Intermediate-Term Municipal Income Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	546,446	47.98%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	160,999	14.14%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	87,310	7.67%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	69,055	6.06%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 4707 EXECUTIVE DRIVE ATTN. LINDSAY O’TOOLE SAN DIEGO CA 92121-3091	69,036	6.06%
E-59

A	MARCIA ATKIN TTEE MARCIA ATKIN REVOCABLE TRUST U/A DTD 08/03/2007 10401 STRATHMORE PARK CT APT 402 N BETHESDA MD 20852-3392	63,594	5.58%
B	GRETCHEN YALLOWITZ & ALAN YALLOWITZ JTWROS 515 GARDEN ST LITTLE FALLS NY 13365-1405	1,086	69.88%
B	RODNEY B ERICKSON & KAREN J ERICKSON JTWROS 12410 RUSSET LN HUNTLEY IL 60142-6427	406	26.13%
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	11,270	45.45%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,363	13.56%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 4707 EXECUTIVE DRIVE ATTN. LINDSAY O’TOOLE SAN DIEGO CA 92121-3091	3,352	13.52%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,916	11.76%
C	PATRICIA MASTRO TTEE THE PATRICIA MASTRO TRUST U/A DTD 03/08/2010 FBO PATRICIA MASTRO 801 RIDGEMOOR DR W WILLOWBROOK IL 60527-5360	2,262	9.12%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	78,073	98.61%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	52,144	60.03%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17,295	19.91%
E-60

Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- 4707 EXECUTIVE DRIVE ATTN. LINDSAY O’TOOLE SAN DIEGO CA 92121-3091	8,142	9.37%
Putnam International Capital Opportunities Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	549,323	7.24%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	500,099	6.59%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	446,194	5.88%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	402,407	5.30%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,844	6.44%
B	LINCOLN INVESTMENT PLANNING, LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	1,740	6.07%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,074	15.32%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	4,622	6.39%
R	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	62,040	26.33%
R	GREAT WEST LIFE & ANNUITY FBO – FUTURE FUNDS I 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	54,245	23.02%
E-61

R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	35,105	14.90%
R	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	17,160	7.28%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	299,408	77.51%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	53,218	13.78%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	183,758	20.23%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	182,163	20.06%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	89,036	9.80%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	56,843	6.26%
Putnam International Equity Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	2,394,590	8.90%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,869,351	6.95%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 83103-2523	1,711,022	6.36%
E-62

A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	1,385,347	5.15%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	12,878	9.89%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	10,186	7.82%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	9,438	7.24%
B	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	9,083	6.97%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	6,588	5.06%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	84,285	18.70%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 83103-2523	50,288	11.16%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	25,036	5.56%
R	ASCENSUS TRUST COMPANY FBO TERRY L JONES LLC 690430 PO BOX 10758 FARGO, ND 58106-0577	7,329	17.23%
E-63

R	PAI TRUST COMPANY INC THE IRRIGATION MAN INC. 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	4,733	11.12%
R	ASCENSUS TRUST COMPANY FBO BROOKWOOD TECHNOLOGIES 401(K) PLAN PO BOX 10758 FARGO, ND 58106-0577	3,667	8.62%
R	MATRIX TRUST CO CUST FBO IMPACT RET PLAN 401K 717 17TH ST STE 1300 DENVER, CO 80202-3304	3,630	8.53%
R	MATRIX TRUST CO CUST FBO MUELLER LUMBER COMPANY PROFIT SHARING 717 17TH ST STE 1300 DENVER, CO 80202-3304	3,533	8.30%
R	ASCENSUS TRUST COMPANY FBO APPLEGATE HEATING& INSULATION CO 4225354 PO BOX 10758 FARGO, ND 58106-0577	3,103	7.29%
R	MID ATLANTIC TRUST COMPANY FBO PARADIGM4 INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	2,981	7.01%
R5	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,125	100.00%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	750,700	65.05%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	153,494	13.30%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	88,770	7.69%
E-64

Y	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	1,094,562	22.08%
Y	GREAT-WEST TRUST COMPANY, LLC – RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	672,573	13.57%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	526,371	10.62%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	514,505	10.38%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	385,198	7.77%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	329,230	6.64%
Putnam International Value Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,351,960	14.40%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	814,580	8.68%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	645,422	6.87%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,465	5.09%
E-65

C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	19,230	16.92%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7,710	6.78%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	7,119	6.26%
R	STATE STREET BANK FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	18,275	11.25%
R	MID ATLANTIC TRUST COMPANY FBO CROUSE CONSTRUCTION CO IN 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	17,461	10.75%
R	MID ATLANTIC TRUST COMPANY FBO OP4G INC 401(K) PROFIT SHARING PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	13,750	8.47%
R	MID ATLANTIC TRUST COMPANY FBO HARBOR LANDSCAPING AND HOME MA 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	12,397	7.64%
R	MID ATLANTIC TRUST COMPANY FBO WMW CO INC 401(K) PROFIT SHARING PL 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,580	5.28%
R	MID ATLANTIC TRUST COMPANY FBO NORTHLAND CREDIT CORP 401(K) 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	8,516	5.24%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	779,054	43.91%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	392,769	22.14%
E-66

R6	NFS LLC FBO FIIOC AS AGENT FOR FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	196,949	11.10%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	127,423	7.18%
R6	VANGUARD FIDUCIARY TRCO FBO FBO 401K CLIENTS ATTN INVESTMENT SERVICES PO BOX 2600 VALLEY FORGE PA 19482-2600	97,021	5.47%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,191,868	47.62%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,101,867	16.44%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,030,090	15.37%
Y	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	387,252	5.78%
Putnam Large Cap Value Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	25,672,589	8.06%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	24,668,676	7.74%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	19,417,686	6.09%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	205,459	11.54%
E-67

B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	169,334	9.51%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	146,009	8.20%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	135,424	7.60%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	131,951	7.41%
B	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	92,739	5.21%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	1,637,22	16.03%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,211,212	11.86%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	789,053	7.73%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	773,170	7.57%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	756,540	7.41%
E-68

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	708,510	6.94%
C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	558,236	5.47%
C	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	534,932	5.24%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	512,087	5.01%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	738,432	28.59%
R	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD, CT 06102-5051	498,216	19.29%
R	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 709 AVON RUBBER & PLASTICS INC 503 8TH ST CADILLAC MI 49601-1370	197,576	7.65%
R	PIMS/PRUDENTIAL RETPLAN NOMINEE TRUSTEE CUSTODIAN 700 AKWEL CADILLAC USA INC 603 7TH ST NORWALK, CT 06851-1070	151,610	5.87%
R5	PIMS/PRUDENTIAL RETIREMENT NOMINEE TRUSTEE CUSTODIAN 700 IPSOS AMERICA INC 401K PLAN 301 MERRITT 7 STE 4 NORWALK, CT 06851-1070	1,090,527	44.65%
R5	NFS LLC FBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015-1987	339,969	13.92%
E-69

R5	NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS (NTC-PLNS) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	255,646	10.47%
R5	GREAT-WEST TRUST COMPANY, LLC – ELKAY MANUFACTURING CO RSP 8525 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	191,772	7.85%
R6	NFS LLC FBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON, KY 41015-1987	8,449,317	10.98%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	8,043,180	10.46%
R6	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON, NY 10528-2418	6,692,459	8.70%
R6	VANGUARD FIDUCIARY TRUST CO FBO 401K CLIENTS PO BOX 2600 VALLEY FORGE, PA 19482-2600	6,305,600	8.20%
R6	DCGT TRUSTEE & OR CUSTODIAN PLIC VARIOUS RETIREMENT PLNS OMNI ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	5,688,245	7.39%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	4,274,919	5.56%
R6	TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	4,204,032	5.47%
E-70

Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	21,073,878	12.00%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	20,136,308	11.47%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	13,842,564	7.88%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	12,624,601	7.19%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	12,376,048	7.05%
Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	11,061,904	6.30%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	10,809,751	6.16%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	9,578,801	5.46%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9,132,232	5.20%
E-71

Putnam Massachusetts Tax Exempt Income Fund
A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD	2,487,985	12.80%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,370,694	12.20%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,857,405	9.56%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,595,417	8.21%
A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,016,304	5.23%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,194	52.67%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	4,145	13.48%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	3,939	12.81%
A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,230	7.25%
E-72

B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,973	6.42%
B	JAMES L NEWHALL TOD MULTIPLE BENEFICIARIES SUBJECT TO STA TOD RULES 125 VILLAGE ST MARBLEHEAD MA 01945-1349	227,429	32.64%
B	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING ATTN: MUTUAL FUND PRODUCT GROUP RBC WEALTH MANAGEMENT 250 NICOLLE T MALL STE 1800 MINNEAPOLIS MN 55401-1931	139,595	20.04%
B	RICHARD LEVINE 16 CHERRYWOOD DR STOUGHTON MA 02072-4932	62,698	9.00%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	53,973	7.75%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	43,388	6.23%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	42,120	6.05%
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	153,998	100.00%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,516,712	35.25%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,239,829	12.43%
E-73

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,214,776	12.18%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	886,983	8.89%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	748,995	7.51%
Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	675,752	6.77%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,487,985	12.80%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	2,370,694	12.20%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD	1,857,405	9.56%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,595,417	8.21%
E-74

Putnam Minnesota Tax Exempt Income Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,290,793	18.51%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	658,104	9.44%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	646,692	9.28%
A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	530,182	7.60%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	447,729	6.42%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	419,894	6.02%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,649	37.39%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,585	30.34%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	4,495	29.75%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	106,636	19.48%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	74,355	13.59%
E-75

C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	67,827	12.39%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	50,736	9.27%
C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	37,319	6.82%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	30,989	5.66%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	669,269	94.73%
R6	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	37,248	5.27%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,940,949	44.54%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,459,519	16.49%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD	1,280,719	14.47%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,143,273	12.92%
E-76

Putnam Money Market Fund
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001v	319,688	15.38%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	290,731	13.99%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	235,099	11.31%
B	PUTNAM FIDUCIARY TRUST CO CUST FBO LA CROSSE BOARD OF EDUCATION 403(B) PLAN A/C BRAD M ARNESON W2758 BIRCH LN LA CROSSE WI 54601-2615	106,103	5.10%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	6,765,915	38.63%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 83103-2523	1,524,156	8.70%
R	ASCENSUS TRUST COMPANY FBO VANDALAY 401(K) 684194 PO BOX 10758 FARGO, ND 58106-0577	670,735	13.44%
R	ASCENSUS TRUST COMPANY FBO ANDREY BUSLOV SOLO 401(K) PLAN 692 20 FARGO, ND 58106-0577	493,957	9.89%
R	ASCENSUS TRUST COMPANY FBO BAMBACIGNO STEEL CO. INC 401K PS PL 216713 FARGO, ND 58106-0577	444,546	8.90%
R	ASCENSUS TRUST COMPANY FBO MONKEYBRAINS 401(K) PLAN PO BOX 10758 FARGO, ND 58106-0577	441,279	8.84%
E-77

R	ASCENSUS TRUST COMPANY FBO THE CHEMPI PENSION PLAN PO BOX 10758 FARGO, ND 58106-0577	389,848	7.81%
R	ASCENSUS TRUST COMPANY FBO BRUCE MUSEUM 401(K) PLAN 211490 PO BOX 10758 FARGO, ND 58106-0577	260,997	5.23%
Putnam Mortgage Opportunities Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	159,488	60.66%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	34,322	13.06%
A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	17,540	6.67%
A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S	16,157	6.15%
C	PUTNAM FIDUCIARY TRUST CO TTEE FBO NANCY F SOWREY IRA ROLLOVER PLAN 210 INDIANA AVE JAMESTOWN NY 14701-7516	5,756	19.09%
C	DAVE T MASAKI & JANN K MASAKI JTWROS 2278 AUPAKA ST PEARL CITY HI 96782-1213	3,969	13.16%
C	ROBERT M ZARIK & MARJORIE D ZARIK JTWROS 1651 FIR AVE CROWN POINT IN 46307-9462	2,805	9.30%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S	2,475	8.21%
C	CY K NAKAMOTO PO BOX 2605 KEALAKEKUA HI 96750-2605	1,818	6.03%
E-78

C	PUTNAM FIDUCIARY TRUST CO TTEE FBO WADE A PARK IRA PLAN PO BOX 471 VOLCANO HI 96785-0471	1,731	5.74%
C	HARVEY C K CHUN 1580 KAUPILI PL APT C1 HILO HI 96720-3300	1,686	5.59%
C	YUKIKO J LORENZANA 2310 SEAVIEW AVE HONOLULU HI 96822-2444	1,588	5.27%
I	NORTHERN TRUST COMPANY CUSTODIAN FBO PENSION PLAN OF BATTELLE TRUST A/C 2238559 PO BOX 92956 CHICAGO IL 60675-2956	5,625,416	37.60%
I	THE COCA-COLA COMPANY RETIREMENT TRUST 1 COCA COLA PLZ NW ATLANTA GA 30313-2420	5,331,731	35.64%
I	NORTHERN TRUST COMPANY CUSTODIAN FBO SIGNAL INSURANCE TR A/C 1703262 PO BOX 92956 CHICAGO IL 60675-2956	2,167,093	14.48%
I	NORTHERN TRUST COMPANY CUSTODIAN FBO STATE OF UTAH SCHOOL AND INSTITUTIONAL TRUST FUNDS A/C 4471299 PO BOX 92956	1,836,744	12.28%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	118,862	99.02%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	4,121,171	69.58%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S	1,156,338	19.52%
E-79

Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	386,627	6.53%
Putnam Mortgage Securities Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,630,863	7.51%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,904,129	6.01%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,486,463	5.14%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	24,232	29.37%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5,981	7.25%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	5,687	6.89%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,007	6.07%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	4,486	5.44%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	75,584	16.76%
E-80

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	56,509	12.53%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	45,670	10.13%
C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	29,954	6.64%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	75,584	16.76%
R	ASCENSUS TRUST COMPANY FBO SPARK ELECTRIC SERVICE INC PENSION PLAN PLA 211694 PO BOX 10758 FARGO ND 58106-0758	56,509	12.53%
R	ASCENSUS TRUST COMPANY FBO VLG TECH LLC RET PLAN 68192 PO BOX 10758 FARGO ND 58106-0758	45,670	10.13%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	455,129	82.95%
R6	GREAT-WEST TRUST COMPANY, LLC – PUTNAM DEFERRED COMPENSATION PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	37,343	6.81%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	32,882	5.99%
Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	968,679	29.08%
E-81

Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	544,123	16.34%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	433,976	13.03%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1965	168,410	5.06%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	167,423	5.03%
Putnam Multi-Asset Absolute Return Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	2,333,840	14.93%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,776,164	11.36%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	908,334	5.81%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	892,979	5.71%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	64,184	17.71%
E-82

B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	49,949	13.78%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	32,045	8.84%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	526,560	21.64%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	336,141	13.81%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	247,356	10.17%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	213,829	8.79%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	171,052	7.03%
P*	Putnam RetirementReady Maturity Fund – Class Y shares	6,872,893	22.87%
P*	Putnam RetirementReady 2030 Fund – Class Y shares	4,724,006	15.72%
P*	Putnam RetirementReady 2025 Fund – Class Y shares	4,515,609	15.03%
P*	Putnam RetirementReady 2035 Fund – Class Y shares	2,854,715	9.50%
P*	Putnam RetirementReady 2040 Fund – Class Y shares	2,706,925	9.01%
R	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	85,421	38.99%
E-83

R	MATRIX TRUST COMPANY CUST FBO ALLIED MOTION TECHNOLOGIES INC. DEF 717 17TH ST STE 1300 DENVER CO 80202-3304	59,430	27.12%
R	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	30,356	13.85%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	12,953	5.91%
R6	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1,576,206	76.29%
R6	GREAT-WEST TRUST COMPANY, LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	429,832	20.80%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	1,393,548	20.34%
Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	711,111	10.38%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	670,258	9.78%
Y*	PUTNAM 529 FOR AMERICA 100 FEDERAL STRTEET BOSTON, MA 02110	622,324	9.08%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	531,100	7.75%
E-84

Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	486,579	7.10%
Y	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	351,285	5.13%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	346,010	5.05%
Putnam Multi-Cap Core Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	5,622,302	7.96%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	4,586,095	6.50%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,036,005	5.72%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	121,488	17.13%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	107,751	15.19%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	60,485	8.53%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	55,025	7.76%
E-85

B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	38,074	5.37%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	770,336	17.09%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	651,424	14.45%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	403,236	8.94%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	399,675	8.87%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	345,023	7.65%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	295,409	6.55%
R	STATE STREET BANK FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	37,641	23.05%
R	ASCENSUS TRUST COMPANY FBO E. FRANK EARLEY III, PC INDIVIDUAL 131936 PO BOX 10758 FARGO ND 58106-0758	23,661	14.49%
R	ASCENSUS TRUST COMPANY FBO DELATTE & EDWARDS APLC 401K 131069 PO BOX 10758 FARGO ND 58106-0758	20,589	12.61%
E-86

R	PAI TRUST COMPANY INC ROBERT SORRENTINO, DMD 401(K) P/S P 1300 ENTERPRISE DR DE PERE WI 54115-4934	12,343	7.56%
R	ASCENSUS TRUST COMPANY FBO CITY OF LEAGUE CITY 457 PLAN 69004 PO BOX 10758 FARGO ND 58106-0758	12,327	7.55%
R	MID ATLANTIC TRUST COMPANY FBO R. J. SHERMAN AND ASSOCIATES, 401(K 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH PA 15222-4228	8,983	5.50%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,105,571	53.30%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	549,034	26.47%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,592,051	14.82%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,348,336	13.82%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	3,083,547	12.72%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,926,650	7.95%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,840,041	7.59%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,658,603	6.84%
E-87

Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	1,521,398	6.28%
Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,416,032	5.84%
Putnam New Jersey Tax Exempt Income Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,706,281	14.10%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,461,656	12.08%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	942,254	7.79%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	797,540	6.59%
A	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0003	750,926	6.21%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	629,000	5.20%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	19,161	69.37%
B	ANN L CIAMPA 550 WARREN AVE SPRING LAKE NJ 07762-2075	2,061	7.46%
E-88

B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,655	5.99%
B	ALICE M FRANGAKIS 242 EUROPEAN DR FLEETWOOD PA 19522-9084	1,551	5.61%
C	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN NY 11245-0003	378,426	39.18%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	180,998	18.74%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	56,358	5.84%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	53,635	5.55%
C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD	52,018	5.39%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	12,290	90.89%
R6	PUTNAM INVESTMENTS, LLC – 100 FEDERAL STREET BOSTON, MA 02110	1,232	9.11%
Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,368,488	42.66%
E-89

Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	489,591	15.26%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	351,169	10.95%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	172,929	5.39%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	168,571	5.25%
Putnam New York Tax Exempt Income Fund
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	10,741,590	13.14%
A	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	9,175,676	11.23%
A	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	7,367,349	9.01%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	6,013,161	7.36%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	4,801,285	5.87%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	4,305,669	5.27%
E-90

B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	24,011	25.98%
B	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	16,060	17.38%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	8,582	9.29%
B	ROSALINA L LUNA TOD MULTIPLE BENEFICIARIES SUBJECT TO STA TOD RULES 395 STOCKHOLM ST BROOKLYN, NY 11237-4007	7,974	8.63%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	6,019	6.51%
B	TERENCE CORRIGAN 40 BAYBERRY LN NORTHPORT, NY 11768-2305	5,169	5.59%
C	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	730,753	28.57%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	692,067	27.06%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	189,577	7.41%
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	160,606	6.28%
E-91

C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	128,945	5.04%
R6	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	18,934,807	97.58%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	1,702,360	19.93%
Y	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	1,664,027	19.48%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	857,833	10.04%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	693,727	8.12%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	585,563	6.85%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	578,797	6.77%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	480,611	5.63%
Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	469,693	5.50%
E-92

Putnam Ohio Tax Exempt Income Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,326,335	15.35%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	681,206	7.88%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	668,475	7.74%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	492,592	5.70%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	9,954	48.56%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,119	20.10%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,822	8.89%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	35,069	13.13%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	29,924	11.20%
C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD	23,606	8.84%
E-93

C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	21,371	8.00%
C	JAMES E TURNER TOD JAMES E TURNER REVOCABLE TRUST U/A DTD 02/27/1998 SUBJECT TO STA TOD RULES 6401 COUPLES LN LIMA OH 45801-8600	20,353	7.62%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	15,366	5.75%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	142,017	100.00%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	338,632	20.67%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD	324,434	19.80%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	147,045	8.97%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	145,417	8.87%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	136,697	8.34%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	121,068	7.39%
E-94

Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	106,715	6.51%
Y	RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK PO BOX 78446 ATLANTA GA 30357-2446	88,738	5.42%
Putnam PanAgora Risk Parity Fund
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	1,809,568	97.35%
B	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	1,358	65.10%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	726	34.79%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	2,828	67.28%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	1,364	32.45%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	1,376	100.00%
R6	GREAT-WEST TRUST COMPANY, LLC – PUTNAM DEFERRED COMPENSATION PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	67,496	75.14%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	22,333	24.86%
Y	POWER FINANCIAL CORPORATION 751 SQUARE VICTORIA MONTREAL QUEBEC CANADA H2Y 2J3	1,653,965	77.99%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	255,696	12.06%
E-95

Putnam Pennsylvania Tax Exempt Income Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,250,821	17.64%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	1,309,725	10.26%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	912,437	7.15%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	894,640	7.01%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	781,137	6.12%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	8,207	27.41%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7,563	25.26%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,439	18.17%
B	MICHAEL J KRASNAHILL 158 BOLAND AVE HANOVER TWP PA 18706-3202	3,992	13.33%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,583	5.29%
E-96

C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	368,180	39.31%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	121,276	12.95%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	82,107	8.77%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	35,065	95.22%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	430,193	22.11%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	289,851	14.89%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	212,413	10.91%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	183,394	9.42%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	132,576	6.81%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	118,451	6.09%
E-97

Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	117,943	6.06%
Y	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	98,024	5.04%
Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,250,823	17.64%
Putnam Research Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	602,435	6.99%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	549,886	6.38%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	514,378	5.96%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	508,550	5.90%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8,978	11.75%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	8,159	10.68%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	4,407	5.77%
E-98

B	LINCOLN INVESTMENT PLANNING, LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	4,224	5.53%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	41,762	12.58%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	32,364	9.75%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	29,990	9.04%
C	PAI TRUST COMPANY INC YALE DRUG/FOSTER CORNER DRUG 401(K) 1300 ENTERPRISE DR DE PERE WI 54115-4934	26,892	8.10%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	24,669	7.43%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	18,509	5.58%
R	ASCENSUS TRUST COMPANY CITY OF LEAGUE CITY 457 PLAN 69004 PO BOX 10758 FARGO ND 58106-0758	6,999	24.01%
R	ASCENSUS TRUST COMPANY FBO WJ COX ASSOCIATES 401(K) PLAN 1991 PO BOX 10758 FARGO ND 58106-0758	6,137	21.05%
R	ASCENSUS TRUST COMPANY FBO PREMIER PROTECTIVE PACKAGING 401(K) 685560 PO BOX 10758 FARGO ND 58106-0758	4,431	15.20%
E-99

R	MATRIX TRUST COMPANY CUST. FBO SCIENTIFIC SYSTEMS & SOFTWARE 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	2,935	10.07%
R6	GREAT WEST TRUST COMPANY, LLC - THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	304,102	57.89%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	132,745	25.27%
R6	GREAT-WEST TRUST COMPANY, LLC - EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	60,650	11.55%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	238,327	17.78%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	213,088	15.89%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	184,434	13.76%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	181,816	13.56%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	179,859	13.42%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	99,582	7.43%
E-100

Putnam Retirement Advantage 2025 Fund
A	DAVID TO IRA ROLLOVER PLAN 369 FIELDSTONE DR FREMONT CA 94536-1589c	48,955	26.60%
A	HELEN M LATIMER IRA ROLLOVER PLAN 2 DAVID CT GLEN COVE NY 11542-3301	26,378	14.33%
A	GAFRANCESCO ENTERPRISES SEP IRA PLAN A/C THOMAS P GAFRANCESCO 404 HELEN ST SYRACUSE, NY 13203-1248	20,133	10.94%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,905	37.43%
C	CONNIE'S SUPERMARKET INC SIMPLE IRA PLAN A/C CATHY L FRANKLIN 5295 WILMOT RD WYALUSING, PA 18853-8482	1,407	27.66%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,027	20.19%
C	LAVON A GRIMES PO BOX 397 SHELL ROCK, IA 50670-0397	475	9.34%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,030	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,033	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,036	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,038	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	301,472	26.76%
R6	GREAT-WEST TRUST COMPANY, LLC – GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	196,590	17.45%
E-101

R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	132,551	11.77%
R6	GREAT-WEST TRUST COMPANY, LLC ACTION PACT INC 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	130,046	11.54%
R6	GREAT-WEST TRUST COMPANY, LLC INFORM DESIGN INC 401K PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	99,668	8.85%
R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD, MA 02090-2324	64,981	5.77%
R6	GREAT-WEST TRUST COMPANY, LLC – TRAYLOR BROS INC RET PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	64,246	5.70%
R6	GREAT-WEST TRUST COMPANY, LLC – FD SUEHIRO ELECTRIC INC 401K & PROFIT SHARING PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	62,359	5.54%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,038	100.00%
Putnam Retirement Advantage 2030 Fund
A	FRANKLIN COUNTY BOARD OF ED 403(B) PLAN A/C H DWAYNE THAMES 2530 LYNCHBURG RD WINCHESTER TN 37398-3408	11,606	25.41%
A	JOSE GRANADOS IRA ROLLOVER PLAN 2222 MALLORY ST SN BERNARDINO CA 92407-6433	10,650	23.32%
A	BARBARA E GALLAGHER IRA PLAN 1220 W NORTH AVE PITTSBURGH PA 15233-1936	4,782	10.47%
A	NAMASIVAYAM THANGAVELU IRA ROLLOVER PLAN 2888 GLEN HAWKINS CT SAN JOSE CA 95148-2542	4,428	9.69%
A	GRETCHEN E WALSH ROTH IRA PLAN 307 OGEMAW ST GRAYLING, MI 49738-1629	3,769	8.25%
E-102

A	ANDREW P AUSTIN IRA ROLLOVER PLAN 1055 VERMONT AVE APT 123 TURLOCK, CA 95380-5354	3,302	7.23%
C	VIRGINIA CASON TOD VIRGINIA L COLTON SUBJECT TO STA TOD RULES PO BOX 1451 PONTE VEDRA, FL 32004-1451	1,397	31.90%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,070	24.44%
C	WOODMORE SCHOOL DISTRICT 403(B) PLAN A/C JULIA B COON 514 HICKORY ST PEMBERVILLE, OH 43450-9856	942	21.52%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	738	16.86%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,069	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,073	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,076	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	1,078	100.00%
R6	GREAT-WEST TRUST COMPANY, LLC – GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD. T2 GREENWOOD VILLAGE, CO 80111-5002	327,367	28.51%
R6	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	172,293	15.01%
R6	GREAT-WEST TRUST COMPANY, LLC – FD SUEHIRO ELECTRIC INC 401K & PROFIT SHARING PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	159,517	13.89%
R6	GREAT-WEST TRUST COMPANY, LLC – ACTION PACT INC 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	123,439	10.75%
E-103

Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	100,472	8.75%
Y	KEVIN R HUSSEY IRA PLAN 94 PARADISE COVE RD PENROSE NC 28766-8800	1,078	93.77%
Putnam Retirement Advantage 2035 Fund
A	DANA L CONDRON ROTH IRA PLAN 32836 MOUNT HERMON RD PARSONSBURG MD 21849-2147	16,805	32.68%
A	DANA L CONDRON ROTH IRA CONVERSION PLAN 32836 MOUNT HERMON RD PARSONSBURG MD 21849-2147	5,751	11.18%
A	BARBARA E GALLAGHER TOD BRIAN J GALLAGHER SUBJECT TO STA TOD RULES 1220 W NORTH AVE PITTSBURGH PA 15233-1936	4,910	9.55%
A	ORANGE BOARD OF EDUCATION 403(B) PLAN A/C STEPHANIE R SULLO 446 PECK LN ORANGE, CT 06477-2901	4,753	9.24%
A	DANA L CONDRON 32836 MOUNT HERMON RD PARSONSBURG MD 21849-2147	3,542	6.89%
A	MARK S RHODES ROTH IRA PLAN 27773 N CARIBOU AVE ATHOL, ID 83801-7702	3,338	6.49%
A	ANDREW P AUSTIN IRA ROLLOVER PLAN 1055 VERMONT AVE APT 123 TURLOCK, CA 95380-5354	3,277	6.37%
A	EDWARD HERNANDEZ JR IRA ROLLOVER PLAN 4627 NORMANDIE PL LA MESA CA 91942-8540	2,725	5.30%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,089	100.00%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,094	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,097	100.00%
E-104

R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,101	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,103	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	431,587	36.51%
R6	GREAT-WEST TRUST COMPANY, LLC – GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	192,127	16.25%
R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST STE 100 WESTWOOD, MA 02090-2324	124,396	10.52%
R6	GREAT-WEST TRUST COMPANY, LLC – LLAMAS COATINGS INC 401K PROFIT SHARING PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	107,729	9.11%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	98,785	8.36%
R6	GREAT-WEST TRUST COMPANY, LLC – ACTION PACT INC 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	67,643	5.72%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110-1802	1,103	59.89%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	642	34.89%
Y	MONA K SUTPHEN 100 FEDERAL ST BOSTON, MA 02110	96	5.21%
Putnam Retirement Advantage 2040 Fund
A	EILEEN M FUMIRE IRA PLAN 1567 WILLOWBROOK DR SAN JOSE CA 95118-1651	2,833	15.95%
A	ROBERT J FUMIRE SR IRA PLAN 1567 WILLOWBROOK DR SAN JOSE CA 95118-1651	2,762	15.55%
E-105

A	EILEEN M FUMIRE ROTH IRA PLAN 1567 WILLOWBROOK DR SAN JOSE CA 95118-1651	1,893	10.66%
A	ROBERT J FUMIRE SR ROTH IRA PLAN 1567 WILLOWBROOK DR SAN JOSE CA 95118-1651	1,888	10.63%
A	RICHARD V DULAY & LYNDA N DULAY JTWROS 6851 ANTHONY AVE GARDEN GROVE, CA 92845-3007	1,487	8.37%
A	EILEEN M FUMIRE IRA ROLLOVER PLAN 1567 WILLOWBROOK DR SAN JOSE CA 95118-1651	1,348	7.59%
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,102	6.21%
A	KRYSTYNA DILLMAN & GARY DILLMAN JTWROS 335 NORWOOD AVE ROCHESTER, NY 14606-3723	1,008	5.68%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,091	69.47%
C	UNITED WAY OF OTTER TAIL COUNTY SEP IRA PLAN A/C SUMMER E HAMMOND PO BOX 292 NEW YORK MLS, MN 56567-0292	479	30.53%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,095	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,099	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,102	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,104	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	310,972	46.25%
E-106

R6	GREAT-WEST TRUST COMPANY, LLC – GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD, 2T2 GREENWOOD VILLAGE, CO 80111-5002	113,055	16.82%
R6	GREAT-WEST TRUST COMPANY, LLC EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	74,873	11.14%
R6	MATRIX TRUST CO CUST FBO LW MILLER PROFESSIONAL SERVICES IN PO BOX 52129 PHOENIX, AZ 85072-2129	38,489	5.72%
R6	GREAT-WEST TRUST COMPANY, LLC – ACTION PACT INC 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	37,257	5.54%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,104	100.00%
Putnam Retirement Advantage 2045 Fund
A	GREAT OAKS INSTITUTE OF TECH 403(B) PLAN A/C LAURA R GALE 6218 HEDGEROW DR WEST CHESTER, OH 45069-1893	12,260	38.77%
A	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	10,904	34.48%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	5,055	15.98%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,094	51.51%
C	CONNIE'S SUPERMARKET INC SIMPLE IRA PLAN A/C JENNIFER L NORTON 3684 STEAM MILL HOLLOW RD LACEYVILLE, PA 18623-8033	1,030	48.49%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,098	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,102	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,105	100.00%
E-107

R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,10	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	286,001	40.20%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	130,612	18.36%
R6	GREAT-WEST TRUST COMPANY, LLC – CORDANT HEALTH SOLUTIONS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	127,586	17.94%
R6	GREAT-WEST TRUST COMPANY, LLC GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	77,008	10.83%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,107	100.00%
Putnam Retirement Advantage 2050 Fund
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,130	40.08%
A	SHEPHERD OF THE HILLS VETERINARY CLINIC LLC SIMPLE IRA PLAN A/C DARIN J MCGINTY 1010 TENNESSEE RD OZARK MO, 65721-6550	673	23.86%
A	SHEPHERD OF THE HILLS VETERINARY CLINIC LLC SIMPLE IRA PLAN A/C AMANDA L MCGINTY 1010 TENNESSEE RD OZARK MO, 65721-6550	673	23.86%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,118	100.00%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,123	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,127	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,130	100.00%
E-108

R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,132	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	164,569	43.62%
R6	GREAT-WEST TRUST COMPANY, LLC – GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	48,766	12.93%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	45,640	12.10%
R6	GREAT-WEST TRUST COMPANY, LLC – ACTION PACT INC 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	28,006	6.65%
R6	GREAT-WEST TRUST COMPANY, LLC – CORDANT HEALTH SOLUTIONS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	21,237	9.06%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,132	100.00%
Putnam Retirement Advantage 2055 Fund
A	RENEE DARRAGH IRA ROLLOVER PLAN 885 MCDONALD DR NORTHVILLE, MI 48167-1087	1,540	27.83%
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,123	20.29%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,121	20.25%
A	ENID PUBLIC SCHOOLS 403(B) PLAN A/C NATALIE A BEEBE LOBAUGH 1508 QUAIL CREEK DR ENID, OK 73703-2815	943	17.03%
A	BATTERED WOMENS PROJECT SEP IRA PLAN A/C MARIYA J PELLETIER 899 MAIN ST SAINT FRANCIS ME 04774-3107	359	6.48%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,111	58.92%
E-109

C	SULLIVAN COUNTY CHILD CARE SEP IRA PLAN A/C MARISA C IX-D'AMATO 361 PETTICOAT LN BLOOMINGBURG NY 12721-3047	538	28.56%
C	UNITED WAY OF OTTER TAIL COUNTY SEP IRA PLAN A/C JACKLIN STEEGE 15111 COUNTY 24	221	11.72%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,116	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,119	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,123	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,125	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	80,337	32.61%
R6	GREAT-WEST TRUST COMPANY, LLC – CORDANT HEALTH SOLUTIONS 8515 E ORCHARD RD, 2T2 GREENWOOD VILLAGE, CO 80111-5002	73,375	29.78%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	29,720	12.06%
R6	GREAT-WEST TRUST COMPANY, LLC – GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	22,758	9.24%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,125	96.72%
Putnam Retirement Advantage 2060 Fund
A	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	3,014	28.01%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	2,638	24.51%
E-110

A	MILFORD PUBLIC SCHOOLS 403(B) PLAN A/C KERRY A TAYLOR 357 COMMERCIAL ST UNIT 114 BOSTON MA 02109-1230	1,873	17.40%
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,149	10.68%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,138	99.39%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,143	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,146	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,150	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,152	100.00%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	50,726	58.74%
R6	GREAT-WEST TRUST COMPANY, LLC – CORDANT HEALTH SOLUTIONS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	9,212	10.67%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	6,538	7.57%
R6	GREAT-WEST TRUST COMPANY, LLC ACTION PACT INC 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	5,901	6.83%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,152	78.21%
Y	LYNDSEY C ROGER IRA ROLLOVER PLAN 43 SANBORN DR NASHUA, NH 03063-3402	225	15.25%
Y	MARGARET A BLATCHFORD ROTH IRA PLAN 18 KIMBALL AVE WENHAM, MA 01984-1108	96	6.54%
E-111

Putnam Retirement Advantage 2065 Fund
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,059	32.44%
A	JANE A SNEAD ROTH IRA PLAN 3430 ROCKY SPRINGS CT MARIETTA GA 30062-4450	974	29.84%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	228	6.98%
A	MICHAEL FRISCH IRA ROLLOVER PLAN 5859 CONSTITUTION AVE GURNEE IL 60031-6093	218	6.69%
A	CENTRAL SUSQUEHANNA SIGHT SERV SIMPLE IRA PLAN A/C KAITLYN TROUTMAN 141 LATSHA RD	184	5.64%
A	CROSSGATES VETERINARY CLINIC SIMPLE IRA PLAN A/C AUTUMN N SMITH 142 AUSTIN DR PINOLA MS 39149-3925	165	5.04%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,050	94.07%
C	NATOMAS UNIFIED SCH DIST 403(B) PLAN A/C KYLIE M WELCH 1275 SEVILLE WAY SACRAMENTO CA 95816-5232	66	5.93%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,053	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,056	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,058	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,060	100.00%
R6	GREAT-WEST TRUST COMPANY, LLC – DEFERRED COMPENSATION PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,182	62.20%
E-112

R6	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,060.805	30.25%
R6	GREAT-WEST TRUST COMPANY, LLC – DEVELOPMENT WORKSHOP INC RET PLAN SAVING 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	178.989	5.10%
Y	MELANIE KIRKLAND BENEFICIARY OF THE RAYMOND L DUMONT IRA PLAN 20 TENBY DR NASHUA NH 03062-2017	1,254.626	53.92%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,060.105	45.56%
Putnam Retirement Advantage Maturity Fund
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	38,868	83.65%
A	XU G HU IRA PLAN 10890 STEVER ST CULVER CITY, CA 90230-5464	5,926	12.75%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,010	100.00%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,011	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,011	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,012	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,012	100.00%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	405,993	31.64%
R6	MATRIX TRUST CO CUST FBO SALT LAKE CITY CORP RETIREE HRA 717 17TH ST STE 1300 DENVER, CO 80202-3304	402,370	31.35%
E-113

R6	GREAT-WEST TRUST COMPANY, LLC – ACTION PACT INC 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	168,814	13.15%
R6	GREAT-WEST TRUST COMPANY, LLC – SLAY ENGINEERING CO 8515 E ORCHARD RD, T2 GREENWOOD VILLAGE, CO 80111-5002	90,943	7.09%
R6	GREAT-WEST TRUST COMPANY, LLC – LLAMAS COATINGS INC 401K PROFIT SHARING PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	76,812	5.99%
R6	GREAT-WEST TRUST COMPANY, LLC – GLOBAL MEDICAL RESPONSE NQ DCP 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	72,234	5.63%
Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON, MA 02110	1,012	100.00%
Putnam RetirementReady 2025 Fund
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	110,941	9.41%
B	KEENEYVILLE SCHOOL DISTRICT #20 403(B) PLAN A/C RITA L LAWRENCE 215 RUSH ST ROSELLE IL 60172-2224	3,478	23.21%
B	ROBERT W NENNE IRA ROLLOVER PLAN 23652 VIA EL ROCIO MISSION VIEJO CA 92691-3516	1,316	8.78%
B	LITTLE PEOPLES DAY CARE 403(B) PLAN A/C MARIA T COUTIN-ANTONUCCI 238 LINCOLN ST BLACKSTONE MA 01504-1203	1,284	8.57%
B	THOMAS G AMIRAULT IRA ROLLOVER PLAN 37 ORANGE ST BRIDGEWATER MA 02324-2811	1,195	7.97%
B	MONTVILLE CT BOE 403(B) PLAN A/C DEBORAH PIACENZA 945 VAUXHALL STREET EXT QUAKER HILL CT 06375-1037	1,025	6.84%
E-114

B	GALENA UNIT DISTRICT 120 403(B) PLAN A/C LYDIA M NOWAK 905 ADDINGTON CT UNIT 202 VENICE FL 34293-2328	984	6.57%
C	JAY D CARLSON IRA PLAN 5708 OLIVER AVE S MINNEAPOLIS MN 55419-1551	20,388	22.39%
C	BEAVERCREEK CITY SCHOOLS 403(B) PLAN A/C DERON J SCHWIETERMAN 2623 ROANOKE AVE OAKWOOD OH 45419-1354	7,242	7.95%
R	ASCENSUS TRUST COMPANY FBO MR APPLIANCE RET PLAN 691887 PO BOX 10758 FARGO ND 58106-0758	22,264	61.96%
R	ASCENSUS TRUST COMPANY FBO DEBRA J SUTTON P A 401K PLAN 12027 PO BOX 10758 FARGO ND 58106-0758	11,519	32.06%
R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	51,677	28.97%
R3	MATRIX TRUST COMPANY CUST FBO HARKER MELLINGER LLC 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	22,865	12.82%
R3	ASCENSUS TRUST COMPANY FBO CPACKET NETWORKS INC 690515 PO BOX 10758 FARGO ND 58106-0758	15,218	8.53%
R3	ASCENSUS TRUST COMPANY FBO INSIGHT FAMILY EYE CARE PC RETIREME 692225 PO BOX 10758 FARGO ND 58106-0758	10,303	5.77%
R3	ASCENSUS TRUST COMPANY FBO GSAVISION CONSULTING 691773 PO BOX 10758 FARGO ND 58106-0758	9,425	5.28%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	59,126	93.70%
E-115

R5	PUTNAM INVESTMENTS, LLC 100FEDERAL STREET BOSTON, MA 02110	488	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD ROAD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	492,716	94.53%
Y	GREAT WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	7,584,126	99.66%
Putnam RetirementReady 2030 Fund
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	122,949	11.11%
B	PATRICIA D REEF IRA ROLLOVER PLAN 12530 S MOUNTAIN VIEW DR RIVERTON UT 84065-7285	2,089	19.98%
B	LINCOLN INVESTMENT PLANNING, LLC FBO LINCOLN CUSTOMERS 601 OFFICE CENTER DR STE 300 FT WASHINGTON PA 19034-3275	1,376	13.16%
B	ISLIP UNION FREE SCHOOL DISTRICT 403(B) PLAN A/C JASON VITALE 121 MONELL AVE ISLIP NY 11751-4309	857	8.19%
C	BEAVERCREEK CITY SCHOOLS 403(B) PLAN A/C NICOLA T MOORHEAD 2389 BROWN BARK DR BEAVERCREEK OH 45431-2686	6,255	13.27%
C	JOSEPH M MARTINEZ IRA ROLLOVER PLAN 5089 W ATHENS AVE FRESNO CA 93722-2306	3,015	6.40%
C	BEAVERCREEK CITY SCHOOLS 403(B) PLAN A/C STACI AUER 3848 MESQUITE DR BEAVERCREEK OH 45440-3498	2,838	6.02%
C	JUDY L WEAVER IRA ROLLOVER PLAN 107 S EAST ST SAYRE PA 18840-2103	2,660	5.64%
E-116

C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,540	5.39%
R	ASCENSUS TRUST COMPANY FBO VANTAGE TECHNOLOGIES USA 401(K) PLA 230720 PO BOX 10758 FARGO ND 58106-0758	18,516	90.37%
R	MATRIX TR CO AGENT FOR ADV TRST INC MISSISSIPPI COAST TRANSPORTATION AU 717 17TH ST STE 1300 DENVER CO 80202-3304	1,810	8.83%
R3	ASCENSUS TRUST COMPANY FBO MICHAEL T GOLDFARB PC PROFIT S 692118 PO BOX 10758 FARGO ND 58106-0758	34,464	15.20%
R3	MATRIX TRUST COMPANY CUST FBO THE MARTIN LUTHER SCHOOL 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	27,279	12.03%
R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	24,556	10.83%
R3	ASCENSUS TRUST COMPANY FBO ISRG RET PLAN 691637 PO BOX 10758 FARGO ND 58106-0758	19,586	8.64%
R3	ASCENSUS TRUST COMPANY FBO FTS EMPLOYEES. RETIREMENT PLAN 691 47 PO BOX 10758 FARGO ND 58106-0758	19,191	8.46%
R3	ASCENSUS TRUST COMPANY FBO THE CLYDE PAUL AGENCY 401K 691466 PO BOX 10758 FARGO ND 58106-0758	13,298	5.86%
R3	ASCENSUS TRUST COMPANY FBO B & H OIL COMPANY INC. 401K PS PLAN 691258 PO BOX 10758 FARGO ND 58106-0758	11,986	5.29%
E-117

R3	ASCENSUS TRUST COMPANY FBO CPACKET NETWORKS INC 690515 PO BOX 10758 FARGO ND 58106-0758	11,574	5.10%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	110,787	99.36%
R5	PUTNAM INVESTMENTS, LLC 100 Federal Street Boston, MA 02110	414	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	701,287	95.41%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE C/O FASCORE LLC 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	122,949	11.11%
Putnam RetirementReady 2035 Fund
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	152,954	15.07%
B	TAUNTON PUBLIC SCHOOLS 403(B) PLAN A/C MATTHEW J KELLY 120 CHURCH ST WEST ROXBURY MA 02132-1053	4,357	26.51%
B	COR CONSULTING LLC SEP IRA PLAN A/C MATTHEW L KNOPF 1627 N MOZART ST APT 3N CHICAGO IL 60647-6326	3,042	18.51%
B	NATICK PUBLIC SCHOOLS 403(B) PLAN A/C MARNIE MUSANTE 13 ARTHUR ST NATICK MA 01760-2817	1,440	8.76%
B	AXIMA USA LLC SIMPLE IRA PLAN A/C MICHELLE L CAROLLO 236 THE STRAND HERMOSA BEACH CA 90254-5056	1,323	8.05%
B	KAHLE & ASSOCIATES CPAS LLC SIMPLE IRA PLAN A/C SCOTT L KAHLE 113 RIVERVIEW DR KALIDA OH 45853-2008	1,280	7.79%
E-118

C	ROCKWOOD SCHOOL DISTRICT 403(B) PLAN A/C DEBBIE LUCKEN 18530 SASSAFRAS POINT DR GLENCOE MO 63038-1122	7,222	11.81%
C	CANDACE L SMITH IRA ROLLOVER PLAN 10 DEAD END RD LEBANON PA 17046-9641	5,843	9.56%
C	TOWN OF COHASSET PUBLIC SCHOOLS 403(B) PLAN A/C DAVID VINTON 127 SOUTH ST HANSON MA 02341-2059	3,892	6.37%
C	TAUNTON PUBLIC SCHOOLS 403(B) PLAN A/C CHRISTINE M STRAWBRIDGE 22 PARTRIDGE CIR TAUNTON MA 02780-1278	3,748	6.13%
R	ASCENSUS TRUST COMPANY FBO PREMIER TOOL, INC. 401(K) PLAN 690 PO BOX 10577 FARGO ND 58106-0577	12,679	50.05%
R	ASCENSUS TRUST COMPANY FBO GARTNER ANESTHESIA PLLC 401K 69174 PO BOX 10758 FARGO ND 58106-0758	10,322	40.75%
R	MATRIX TR CO AGENT FOR ADV TRST INC MISSISSIPPI COAST TRANSPORTATION AU 717 17TH ST STE 1300 DENVER CO 80202-3304	2,084	8.23%
R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	57,456	27.00%
R3	ASCENSUS TRUST COMPANY FBO CPACKET NETWORKS INC 690515 PO BOX 10577 FARGO ND 58106-0577	36,529	17.17%
R3	ASCENSUS TRUST COMPANY FBO GRAIN TO GLASS LLC 401K PLAN 48189 PO BOX 10577 FARGO ND 58106-0577	17,026	8.00%
R3	MATRIX TRUST COMPANY CUST FBO HARKER MELLINGER LLC 717 17TH ST STE 1300 DENVER CO 80202-3304	10,666	5.01%
E-119

R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	27,230	96.66%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	390	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	582,034	92.09%
R6	GREAT WEST TRUST COMPANY LLC PUTNAM VOLUNTARY PLAN 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	31,953	5.06%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	5,197,963.091	99.53%
Putnam RetirementReady 2040 Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	80,765	10.85%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	54,379	7.31%
B	MATTHEW KOHUT IRA ROLLOVER PLAN 84 WINIFRED DR MERRICK NY 11566-1725	3,105	18.36%
B	CARRIE C ROSBURG IRA PLAN 2722 LANNER ST CASPER WY 82601-5182	2,007	11.87%
B	CHRIS A BURGEI IRA PLAN 16696 ROAD 27 FORT JENNINGS OH 45844-8850	1,622	9.60%
B	TRN FINANCIAL LLC SEP IRA PLAN A/C TOBY R LEBOEUF 1710 LAKE CHARLOTTE LN RICHMOND TX 77406-8094	1,466	8.67%
E-120

B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,297	7.67%
B	TRN FINANCIAL LLC SEP IRA PLAN A/C NICOLE H LEBOEUF 1710 LAKE CHARLOTTE LN	1,126	6.66%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,681	8.19%
C	CATHERINE PEWITT SEP IRA PLAN A/C CATHERINE B PEWITT 1913 WINNSBORO RD BIRMINGHAM AL 35213-1743	3,377	7.51%
C	TRINA VOSTERS IRA ROLLOVER PLAN 819 MARQUETTE ST MENASHA WI 54952-2829	3,303	7.35%
R	ASCENSUS TRUST COMPANY FBO JOYCE & MCFARLAND LLP RETIREMENT TR 224615 PO BOX 10758 FARGO ND 58106-0758	3,797	58.58%
R	MATRIX TRUST COMPANY CUST. FBO JOURNEY PAYROLL RETIREMENT TRUST 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	2,510	38.72%
R3	ASCENSUS TRUST COMPANY FBO CPACKET NETWORKS INC 690515 PO BOX 10758 FARGO ND 58106-0758	27,645	22.16%
R3	ASCENSUS TRUST COMPANY FBO PEAK FACILITATION GROUP 401K PLAN 91410 PO BOX 10758 FARGO ND 58106-0758	18,635	14.94%
R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	17,406	13.95%
E-121

R3	GREAT-WEST TRUST CO LLC RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8525 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	12,513	10.03%
R3	PAI TRUST COMPANY INC DIAMONDHEAD URGENT CARE LLC 401K 1300 ENTERPRISE DR DE PERE WI 54115-4934	12,060	9.67%
R3	ASCENSUS TRUST COMPANY FBO RKA CIVIL ENGINEERS, INC 401(K) PLAN 691317 PO BOX 10758 FARGO ND 58106-0758	8,988	7.20%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	24,285	91.84%
R4	ASCENSUS TRUST COMPANY FBO OMNYON RET PLAN 687432 PO BOX 10758 FARGO ND 58106-0758	1,775	6.71%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	382	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	483,641	92.76%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	5,830,340	99.73%
Putnam RetirementReady 2045 Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	122,416	20.22%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	35,246	5.82%
B	KRISTEN M HUG IRA ROLLOVER PLAN 24597 COUNTY ROAD B ARCHBOLD OH 43502-9713	5,588	22.30%
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B	JODI A TURNWALD IRA PLAN 22714 ROAD N CLOVERDALE OH 45827-9426	4,967	19.83%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,221	12.86%
B	LATTER AND BLUM SEP IRA PLAN A/C GREGORY S JEANFREAU 3121 FORTIN ST NEW ORLEANS LA 70119-2807	2,093	8.35%
C	BRIDGEWATER-RAYNHAM REG SCH DIST 403(B) PLAN A/C KATELYN O CARREAU 413 COUNTRY CLUB WAY KINGSTON MA 02364-4108	4,405	10.46%
C	LEWISTON PORTER FCU SEP IRA PLAN A/C KENNETH STADLER 14 HOBART ST BUFFALO NY 14206-2921	3,600	8.55%
C	CHARLES H SCHLOTTMAN IRA ROLLOVER PLAN 1385 SE 72ND AVE HILLSBORO OR 97123-6006	2,858	6.79%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,567	6.10%
C	EMERALD ELECTRICAL CONTRACTORS SAR SEP PLAN A/C CHRISTINE E QUICK 3038 US ROUTE 11 LA FAYETTE NY 13084-3336	2,233	5.30%
R	MATRIX TRUST COMPANY CUST. FBO JOURNEY PAYROLL RETIREMENT TRUST 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	3,233	89.80%
R	MATRIX TR CO AGENT FOR ADV TRST INC MISSISSIPPI COAST TRANSPORTATION AU 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	367	10.20%
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R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	39,053	29.28%
R3	ASCENSUS TRUST COMPANY FBO MARLIN MANAGEMENT COMPANY 401K PLAN 690603 PO BOX 10758 FARGO ND 58106-0758	16,295	12.22%
R3	ASCENSUS TRUST COMPANY FBO FTS EMPLOYEES. RETIREMENT PLAN 691 47 PO BOX 10758 FARGO ND 58106-0758	14,145	10.61%
R3	ASCENSUS TRUST COMPANY FBO CPACKET NETWORKS INC 690515 PO BOX 10758 FARGO ND 58106-0758	9,365	7.02%
R3	ASCENSUS TRUST COMPANY FBO LAJF 401K RET PLAN 691031 PO BOX 10758 FARGO ND 58106-0758	8,895	6.67%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VLG CO 80111-5002	29,511	93.08%
R4	PAI TRUST COMPANY INC COLONIAL INSTRUMENTS, INC. 401(K) P 1300 ENTERPRISE DR DE PERE WI 54115-4934	1,773	5.59%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOPSTON, MA 02110	403.942	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	407,662.717	96.26%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	3,648,371.573	99.88%
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Putnam RetirementReady 2050 Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	51,108	13.51%
A	JUNENOIRE FONTE IRA PLAN 8 RIVERSEDGE DR MILFORD NH 03055-8900	23,999	6.34%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,664	41.50%
B	BLAIR RATNER IRA ROLLOVER PLAN 451 W OLIVE ST LONG BEACH NY 11561-3127	1,262	14.30%
B	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING ATTN: MUTUAL FUND PRODUCT GROUP RBC WEALTH MANAGEMENT 250 NICOLLET MALL STE 1800 MINNEAPOLIS MN 55401-1931	505	5.72%
B	BRITTANY M GENDAY IRA ROLLOVER PLAN 1010 S 17TH ST UNIT B PHILADELPHIA PA 19146-1902	460	5.21%
C	CANTON PUBLIC SCHOOLS 403(B) PLAN A/C JULIE A FOLEY 787 SEA ST QUINCY MA 02169-3421	3,981	8.07%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	3,117	6.32%
C	BRIDGEWATER-RAYNHAM REG SCH DIST 403(B) PLAN A/C MEGHAN O DRISCOLL 50 ASPEN DR BRIDGEWATER MA 02324-1244	2,894	5.86%
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R	MATRIX TRUST COMPANY CUST FBO MILLWRIGHT HOLDINGS LLC 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	13,582	54.31%
R	ASCENSUS TRUST COMPANY FBO JOYCE & MCFARLAND LLP RETIREMENT TR 224615 PO BOX 10758 FARGO ND 58106-0758	11,233	44.92%
R3	ASCENSUS TRUST COMPANY FBO CPACKET NETWORKS INC 690515 PO BOX 10758 FARGO ND 58106-0758	26,495	23.06%
R3	ASCENSUS TRUST COMPANY FBO MARLIN MANAGEMENT COMPANY 401K PLAN 690603 PO BOX 10758 FARGO ND 58106-0758	17,772	15.47%
R3	ASCENSUS TRUST COMPANY FBO THE CLYDE PAUL AGENCY 401K 691466 PO BOX 10758 FARGO ND 58106-0758	16,910	14.72%
R3	ASCENSUS TRUST COMPANY FBO ADVANTAGE HEALTH SYSTEMS 401(K) PLA 699358 PO BOX 10758 FARGO ND 58106-0758	14,654	12.75%
R3	ASCENSUS TRUST COMPANY FBO ALTAVIZ 401(K) PLAN 692657 PO BOX 10758 FARGO ND 58106-0758	6,143	5.35%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	6,929	81.88%
R4	MATRIX TRUST COMPANY CUST FBO C&H EXCAVATION, LLC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	926	10.94%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	560	6.62%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	562	100.00%
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R6	GREAT WEST TRUST CO LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	494,512	90.39%
R6	ASCENSUS TRUST COMPANY FBO INNOVIA CONSULTING 401K PENSION PLAN 690653 PO BOX 10758 FARGO ND 58106-0758	31,311	5.72%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	3,734,342	99.38%
Putnam RetirementReady 2055 Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	58,570	14.36%
A	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	23,541	5.77%
B	TIMOTHY J MACLAUGHLIN JR ROTH IRA PLAN 21 POULIN DR LANCASTER MA 01523-1835	2,233	37.41%
B	ALEXIS PETERSEN ROTH IRA PLAN 8242 S FESTIVE WAY WEST JORDAN UT 84088-2909	1,406	23.56%
B	KEALEY GILL ROTH IRA PLAN PO BOX 57794 SALT LAKE CTY UT 84157-0794	536	8.98%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	484	8.12%
C	HE WANG IRA PLAN APT 1003 UNIT 1 GUANLU BUILDING 3 FULIJIMENHU 114 JIANGWAN ROAD XIQING DISTRICT TIANJIN 300221	19,749	23.17%
C	SYSTEMATIC ASIAN LEADERSHIP 403(B) PLAN A/C NATHAN C CLIFTON PO BOX 38405 CHARLOTTE NC 28278-1007	4,775	5.60%
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C	GRAND FORKS PUBLIC SCH DIST 1 403(B) PLAN A/C ALISON CHERNEY 18460 HOFFMAN AVE BROOKFIELD WI 53045-3448	4,731	5.55%
C	LEE LEBANOWSKI IRA ROLLOVER PLAN 88 EVAN DR NE COMSTOCK PARK MI 49321-7907	4,319	5.07%
R	MATRIX TRUST COMPANY CUST FBO MILLWRIGHT HOLDINGS LLC 401K 717 17TH ST STE 1300 DENVER CO 80202-3304	1,432	54.72%
R	MATRIX TR CO AGENT FOR ADV TRST INC MISSISSIPPI COAST TRANSPORTATION AU 717 17TH ST STE 1300 DENVER CO 80202-3304	956	36.54%
R	MATRIX TRUST COMPANY CUST FBO JOURNEY PAYROLL RETIREMENT TRUST 717 17TH ST STE 1300 DENVER CO 80202-3304	229	8.74%
R3	ASCENSUS TRUST COMPANY FBO MARLIN MANAGEMENT COMPANY 401K PLAN 690603 PO BOX 10758 FARGO ND 58106-0758	40,403	16.36%
R3	ASCENSUS TRUST COMPANY FBO CPACKET NETWORKS INC 690515 PO BOX 10758 FARGO ND 58106-0758	31,915	12.92%
R3	ASCENSUS TRUST COMPANY FBO ADVANTAGE HEALTH SYSTEMS 401(K) PLA 699358 PO BOX 10758 FARGO ND 58106-0758	23,046	9.33%
R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO, 80111-5002	19,646	7.96%
R3	PAI TRUST COMPANY INC JUDICIAL REPORTING AND TYPING SERVI 1300 ENTERPRISE DR DE PERE WI 54115-4934	18,413	7.46%
E-128

R3	FIIOC FBO CB RICHARD ELLIS NE PARTNERS LP 401K RETIREMENT PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	16,353	6.62%
R3	MATRIX TRUST COMPANY CUST FBO SYRPES AND PANGBORN PLLC 717 17TH ST STE 1300 DENVER CO 80202-3304	14,958	6.06%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO, 80111-5002	27,064	96.58%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	919	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	508,812	97.69%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,355,309	99.77%
Putnam RetirementReady 2060 Fund
B	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOPSTON, MA 02110	1,395	100.00%
C	CONNOR B TRYON 2502 LOS ALAMOS CT LAS CRUCES NM 88011-1657	5,085	19.06%
C	JUAN M LEON-ESTRADA IRA ROLLOVER PLAN 14154 W STANISLAUS AVE KERMAN CA 93630-2119	2,980	11.17%
C	CHRISTOPHER CHRISTIAN SEP IRA PLAN A/C CHRISTOPHER CHRISTIAN 48 PATCHES LN PELL CITY AL 35128-7268	1,731	6.49%
C	POTLUCK PICK-UP SIMPLE IRA PLAN A/C JACOB H KLOOSTERHOUSE 4477 LAKE MICHIGAN DR APT G2	1,685	6.31%
C	ANNETTE M HUBBERT ROTH IRA PLAN 303 SUNNY HILL RD MIDDLEBERG PA 17842-9432	1,463	5.48%
E-129

R	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	1,419	100.00%
R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	2,138	64.21%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	921	27.67%
R3	FIIOC FBO CB RICHARD ELLIS NE PARTNERS LP 401K RETIREMENT PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	270	8.12%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	1,921	67.55%
R4	PUTNAM INVESTMENTS, LLC 100 DFEDERAL STREET BOSTON, MA 02110	923	32.45%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	924	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	151,785	97.50%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	564,554	98.98%
Putnam RetirementReady 2065 Fund
A	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,057	31.38%
A	WJP INC SIMPLE IRA PLAN A/C ALYSSA L OPLINGER 512 VALLEY RD HEGINS PA 17938-9185	351	10.42%
A	HOLLY M. HINRICHS 1427 WESTBROOKE MEADOWS LN BALLWIN MO 63021-7590	273	8.10%
E-130

A	FOREVER FINE JEWELERS INC SIMPLE IRA PLAN A/C JACQUELINE ESQUEDA 818 W LAMBERT RD UNIT F LA HABRA CA 90631-6785	198	5.87%
A	INTEGRATED WEALTH MANAGEMENT SIMPLE IRA PLAN A/C ADAM J ROBERTS 339A NATURE DR SAN JOSE CA 95123-5121	179	5.31%
C	PAGE'S TREE SERVICE SIMPLE IRA PLAN A/C JEFFREY C PAGE 738 WOLF DEN RD BROOKLYN CT 06234-1418	7,707	45.22%
C	TYSON VU SEP PLAN A/C THAI VU P/G OF TYSON VU PO BOX 1502 CORDOVA AK 99574-1502	5,432	31.87%
C	BROCKTON PUBLIC SCHOOL 403(B) PLAN A/C SUSAN A DEVANEY 15 CAPE COD LN CANTON MA 02021-3605	2,539	14.90%
C	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,053	6.18%
R	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,052	100.00%
R3	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,054	100.00%
R4	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,056	100.00%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,058	100.00%
R6	GREAT WEST TRUST COMPANY LLC THE PUTNAM RETIREMENT PLAN 8525 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	5,752	84.45%
R6	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,059	15.55%
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Y	PUTNAM INVESTMENTS, LLC 100 FEDERAL ST BOSTON MA 02110-1802	1,058	96.62%
Putnam RetirementReady Maturity Fund
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	273,663	16.55%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,498	11.93%
B	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	2,277	10.87%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,777	8.48%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,636	7.81%
B	DONNA M MEDEIROS IRA ROLLOVER PLAN 343 LAFAYETTE ST SOMERSET MA 02726-3456	1,336	6.38%
B	CITY OF WORCESTER 403(B) PLAN A/C DEIDRE M SHEA 2 WOODSIDE DR SHREWSBURY MA 01545-7733	1,099	5.25%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14,433	19.44%
C	FAIRFIELD BOARD OF EDUCATION 403(B) PLAN A/C EILEEN FRANKEL 9 KATY LN NORWALK CT 06851-5901	11,704	15.76%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	7,029	9.47%
C	ANGELA E WHISNEY IRA ROLLOVER PLAN 49396 770TH ST JACKSON MN 56143-3806	6,856	9.23%
E-132

R	ASCENSUS TRUST COMPANY FBO WILLIAM A. HELLER, P.A. SOLOK 69219 PO BOX 10577 FARGO ND 58106-0577	27,409	63.84%
R	ASCENSUS TRUST COMPANY FBO CITY OF CORTLAND FIRE DEPT 253522 PO BOX 10758 FARGO ND 58106-0577	12,020	27.99%
R	MATRIX TRUST COMPANY CUST. FBO JOURNEY PAYROLL RETIREMENT TRUST 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	2,604	6.07%
R3	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	38,127	32.08%
R3	ASCENSUS TRUST COMPANY FBO JAMES DALTON 401(K) 692167 PO BOX 10758 FARGO ND 58106-0577	10,546	8.87%
R3	ASCENSUS TRUST COMPANY FBO RKA CIVIL ENGINEERS, INC 401(K) PLAN 691317 PO BOX 10758 FARGO ND 58106-0577	9,728	8.19%
R3	ASCENSUS TRUST COMPANY FBO TRUE VALUE TITLE SH PLAN 690682 PO BOX 10758 FARGO ND 58106-0577	7,977	6.71%
R3	ASCENSUS TRUST COMPANY FBO THE CLYDE PAUL AGENCY 401K 691466 PO BOX 10758 FARGO ND 58106-0577	6,426	5.41%
R3	ASCENSUS TRUST COMPANY FBO PARETO CORP 401K 691842 PO BOX 10758 FARGO ND 58106-0577	6,274	5.28%
R4	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	11,096	82.75%
R4	ASCENSUS TRUST COMPANY FBO BROKERAGE PROFESSIONALS INC PROFI 699697 PO BOX 10758 FARGO ND 58106-0577	938	6.99%
E-133

R4	MATRIX TRUST COMPANY CUST. FBO C&H EXCAVATION, LLC 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	714	5.32%
R5	PUTNAM INVESTMENTS, LLC 100 FEDERAL STREET BOSTON, MA 02110	601	100.00%
R6	GREAT WEST TRUST CO LLC THE PUTNAM RETIREMENT PLAN 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	219,452	86.57%
R6	GREAT-WEST TRUST CO LLC EMPLOYEE BENEFITS CLIENTS 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	21,000	8.28%
Y	GREAT-WEST TRUST CO LLC GREAT WEST IRA ADVANTAGE 8515 E. ORCHARD ROAD 2T2 GREENWOOD VILLAGE, CO 80111-5002	14,139,250	99.52%
Putnam Short Duration Bond Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	34,469,189	30.73%
A	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	18,051,701	16.09%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	9,650,497	8.60%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	9,462,308	8.44%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	8,520,820	7.60%
E-134

A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	7,711,736	6.88%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	23,849	44.10%
B	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	7,206	13.32%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	4,024	7.44%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	3,666	6.78%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	575,566	20.59%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	429,362	15.36%
C	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	356,765	12.77%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	267,232	9.56%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	253,409	9.07%
E-135

C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	183,132	6.55%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	150,708	5.39%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	148,511	5.31%
R	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	55,867	59.08%
R	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	17,187	18.17%
R	ASCENSUS TRUST COMPANY FBO LCN SERVICES, LLC 401K ASCENSUS TRUST COMPANY PO BOX 10577 FARGO, ND 58106-0577	9,469	10.01%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE, CO 80111-5002	246,740.066	42.24%
R6	MATRIX TRUST CO CUST FBO EDUSERVE RETIREMENT PLAN PO BOX 52129 PHOENIX, AZ 85072-2129	246,499.424	42.20%
R6	D DAVID KELLER & RAYMOND ROBIN TTEE KELLER LANDSBERG PA 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG, CO 80111-5002	40,627.668	6.96%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	18,409,974.112	21.16%
E-136

Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	12,967,188.527	14.91%
Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	12,757,280.336	14.67%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	7,773,132.853	8.94%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	7,255,510.488	8.34%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	6,551,805.084	7.53%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	6,505,573.199	7.48%
Putnam Short Term Investment Fund
G*	Putnam Retirement Advantage 2030 Fund – Class R6 shares	573,784	26.95%
G*	Putnam Retirement Advantage 2035 Fund – Class R6 shares	505,833	23.76%
G*	Putnam Retirement Advantage 2025 Fund – Class R6 shares	504,809	23.71%
G*	Putnam Retirement Advantage 2040 Fund – Class R6 shares	219,597	10.31%
G*	Putnam Retirement Advantage 2045 Fund – Class R6 shares	127,406	5.98%
P*	Putnam Large Cap Value Fund	204,682,536	9.71%
P*	Putnam Diversified Income Trust	203,087,146	9.63%
P*	Putnam Multi-Cap Core Fund	194,759,174	9.24%
P*	Putnam Income Fund	192,787,302	9.14%
P*	Putnam Sustainable Leaders Fund	186,807,348	8.86%
P*	Putnam PAA Growth Fund	185,249,765	8.78%
P*	Putnam Growth Opportunities Fund	176,677,554	8.38%
E-137

Putnam Short-Term Municipal Income Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	553,971	22.26%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	537,12	21.58%
A	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	364,689	14.65%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT— ATTN: LINMDSAY O’TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	230,567	9.27%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	227,833	9.16%
A	BERTHA GRUENBERG TTEE THE BERTHA GRUENBERG LIVING TRUST U/A DTD 05/20/2020 8429 OAKDALE AVE WINNETKA CA 91306-1439	142,886	5.74%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	20,932	53.77%
C	SEI PRIVATE TRCO C/O BAR HARBOR SWP 1 FREEDOM VALLEY DR OAKS PA 19456-9989	4,924	12.65%
C	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,607	9.27%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT— ATTN: LINMDSAY O’TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	3,361	8.63%
E-138

C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	3,201	8.22%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	356,666	97.20%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	586,376	28.69%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	498,029	24.37%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT— ATTN: LINMDSAY O’TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	427,680	20.92%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	360,388	17.63%
Y	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	553,971	22.26%
Putnam Small Cap Growth Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	979,730	11.81%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	465,696	5.61%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	451,110	5.44%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	25,534	29.81%
E-139

B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	7,554	8.82%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	6,544	7.64%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	4,300	5.02%
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	36,254	11.87%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	28,034	9.18%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 83103-2523	22,552	7.38%
C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	22,210	7.27%
C	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 60 S 6TH ST STE 700 # -P08 MINNEAPOLIS, MN 55402-4413	19,104	6.25%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	19,050	6.24%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	17,908	5.86%
E-140

R	GREAT-WEST TRUST COMPANY, LLC – EMPOWER BENEFIT GRAND FATHERED PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	50,117	13.61%
R	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	35,760	9.71%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON, MA 02111-2901	22,115	6.01%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	387,126	35.64%
R6	GREAT-WEST TRUST COMPANY, LLC – EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VILLAGE, CO 80111-5002	309,552	28.50%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	108,927	10.03%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	884,753	21.23%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	670,920	16.10%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	456,640	10.96%
Y	GREAT-WEST TRUST COMPANY, LLC – GREAT WEST IRA ADVANTAGE 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	356,923	8.57%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	312,406	7.50%
E-141

Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	286,835	6.88%
Putnam Small Cap Value Fund
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	941,041	8.91%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	616,616	5.84%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	600,799	5.69%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	583,175	5.52%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	10,106	18.30%
B	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	9,479	17.16%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5,773	10.45%
B	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,759	5.00%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	186,256	22.84%
E-142

C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	135,461	16.61%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	115,530	14.17%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	49,493	6.07%
R	ASCENSUS TRUST COMPANY FBO WATSON FAMILY DENTISTRY EE SAVINGS 208614 PO BOX 10758 FARGO ND 58106-0758	15,049	22.85%
R	DARRIN BROOKS & REBECCA BROOKS TTEE INNOVATIVE BLDG SOLUTIONS 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	12,680	19.25%
R	STATE STREET BANK FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	6,579	9.99%
R	ASCENSUS TRUST COMPANY FBO MEDICAL CENTER OF AMERICAS 401K 221144 PO BOX 10758 FARGO ND 58106-0758	6,329	9.61%
R	GREAT-WEST TRUST COMPANY LLC - EMPLOYEE BENEFITS CLIENTS 401(K) 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	5,731	8.70%
R	ASCENSUS TRUST COMPANY FBO JOYCE & MCFARLAND LLP RETIREMENT TR 224615 PO BOX 10758 FARGO ND 58106-0758	3,532	5.36%
R5	MID ATLANTIC TRUST COMPANY FBO HEATHCO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	3,474	5.27%
E-143

R6	GREAT-WEST TRUST COMPANY, LLC - THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	506	100.00%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	1,186,430	73.82%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	129,192	8.04%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,254,981	26.05%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,142,189	24.75%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,371,740	15.85%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	822,941	9.51%
Putnam Strategic Intermediate Municipal Fund
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	1,662,036	12.17%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	1,361,827	9.97%
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	1,268,494	9.29%
E-144

A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	1,222,203	8.95%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	995,173	7.29%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	725,726	5.31%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,716	21.68%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,415	17.88%
B	SCOT H TRENKAMP TOD CAROLYN M TRENKAMP SUBJECT TO STA TOD RULES 22903 US 224 FORT JENNINGS OH 45844	1,048	13.24%
B	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	849	10.73%
B	ROBERT J BRENNAN & KATHARINE E GREEN JT WROS 18830 TRUDY ST CHUGIAK AK 99567-6647	762	9.63%
B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	762	9.62%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	214,783	30.86%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	183,958	26.43%
E-145

C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	40,203	5.78%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	39,644	5.70%
C	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	36,580	5.26%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	114,497	99.31%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	1,235,236	23.39%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	1,071,695	20.30%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	494,600	9.37%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	469,046	8.88%
Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	408,671	7.74%
E-146

Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	354,608	6.72%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	308,562	5.84%
Putnam Sustainable Future Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	1,639,762	8.58%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	1,417,788	7.42%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,251,699	6.55%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	1,020,684	5.34%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	2,259	14.32%
B	OPPENHEIMER & CO INC. FBO FBO MARC A DAVILLA IRA 3250 OAKES DR HAYWARD,CA 94542-1238	1,427	9.05%
B	OPPENHEIMER & CO INC. FBO THE CALVIN WILLIAM KENNEDY LVG TRUST DTD 02/20/2021 CALVIN W KENNEDY TTEE 43 IDORA AVE SAN FRANCISCO, CA 94127-1044	1,339	8.49%
B	OPPENHEIMER & CO INC. FBO YUVAL & SUSAN B SHENKAL CO-TTEES F/T YUVAL & SUSAN B SHENKAL TRUST DTD 12/19/2000 2235 MONTGOMERY AVE CARDIFF, CA 92007-1913	1,210	7.67%
E-147

B	PUTNAM FIDUCIARY TRUST CO TTEE FBO DARRELL G SCHIPPER IRA ROLLOVER PLAN 105 HAMPTON CIR WILLIAMSBURG, IA 52361-4701	1,184	7.51%
B	PUTNAM FIDUCIARY TRUST CO CUST FBO ST LUKES HOSPITAL OF PA 403(B) PLAN A/C XINYUAN GEDEON5660 OLD MILE HILL RD OREFIELD, PA 18069-2274	1,015	6.43%
B	OPPENHEIMER & CO INC. FBO FBO NISAN ENGINEERING & SUPPLY INC 4601 KATY CT LA MESA CA 91941-5600	881	5.58%
B	DIANNA LANGDON IRA PLAN 26 FIELDSTONE DR APT 7A HARTSDALE NY 10530-1524	789	5.00%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	60,387	9.83%
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	47,675	7.76%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	42,055	6.85%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	32,919	5.36%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	31,113	5.07%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	30,693	5.00%
R	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD, CT 06102-5051	230,415	47.68%
E-148

R	RELIANCE TRUST CO CUSTODIAN FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 78446 ATLANTA, GA 30357-2446	48,805	10.10%
R6	GREAT-WEST TRUST COMPANY, LLC – THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	769,684	55.49%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	523,477	37.74%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	554,283	19.06%
Y	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	360,024	12.38%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	286,946	9.86%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	226,811	7.80%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	208,443	7.17%
Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	167,893	5.77%
E-149

Putnam Sustainable Leaders Fund
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	3,612,243	7.38%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,938,865	6.00%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,638,081	5.39%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	23,476	8.00%
B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16,806	5.72%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	50,401	11.00%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	46,258	10.09%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	41,813	9.12%
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	33,798	7.37%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32,007	6.98%
E-150

R	MATRIX TRUST COMPANY CUST FBO OMNICA CORPORATION EMPLOYEES PROFIT 717 17TH ST STE 1300 DENVER CO 80202-3304	2,282	18.93%
R	CAPITAL BANK & TRUST CO TRUSTEE FBO MOSSBERG CORP EMP SAVINGS PLAN C/O FASCORE LLC 8579 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111	1,512	12.54%
R	ASCENSUS TRUST COMPANY FBO NORMAN'S ELECTRIC SERVICE, INC. 401 711648 PO BOX 10758 FARGO ND 58106-0758	1,496	12.41%
R	CAPITAL BANK & TRUST CO TRUSTEE FBO TECHSOURCE INC 401K PROFIT SHARING PLAN C/O FASCORE LLC 8579 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111	1,430	11.86%
R	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,033	8.56%
R	CHARLES SCHWAB & CO INC CLEARING ACCOUNT FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	665	5.52%
R	STATE STREET BK & TR TTEE &/OR CUST ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	616	5.11%
R6	GREAT-WEST TRUST COMPANY, LLC - THE PUTNAM RETIREMENT PLAN 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	660,762	79.13%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	92,628	11.09%
Y	GREAT-WEST TRUST COMPANY LLC - RECORDKEEPING FOR VARIOUS BENEFIT PLANS 8515 E ORCHARD RD. 2T2 GREENWOOD VILLAGE, CO 80111-5002	728,774	22.44%
E-151

Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1932	469,247	14.45%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	272,277	8.38%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	253,588	7.81%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	199,477	6.14%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	193,488	5.96%
Putnam Tax Exempt Income Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	13,986,978	17.18%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	8,256,421	10.14%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	5,278,240	6.48%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	5,084,221	6.24%
E-152

B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	32,862	43.79%
B	ARTHUR BROWN 120 SHEFFIELD CT GALLOWAY, NJ 08205-6666	12,462	16.61%
B	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3710	5,339	7.11%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	5,120	6.82%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	225,970	14.86%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	203,064	13.35%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	194,730	12.81%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	115,766	7.61%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	115,558	7.60%
C	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	93,269	6.13%
E-153

C	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	81,172	5.34%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	627,077	99.92%
Y	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS 4800 DEERLAKE DR E FL3 JACKSONVILLE, FL 32246-6484	4,698,461	33.05%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 63103-2523	1,417,626	9.97%
Y	NATIONAL FINANCIAL SERVICES LLC CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	1,268,734	8.92%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	1,125,184	7.91%
Y	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	1,060,184	7.46%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	1,051,091	7.39%
Y	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	1,033,628	7.27%
E-154

Putnam Tax-Free High-Yield Fund
A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	5,609,663	11.23%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	4,599,785	9.21%
A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	4,340,388	8.69%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	3,469,223	6.94%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	2,982,597	5.97%
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,682,247	5.37%
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	2,659,983	5.32%
B	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	35,257	22.46%
B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	20,634	13.14%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	18,975	12.09%
E-155

B	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11,643	7.42%
B	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	10,663	6.79%
B	RONALD D MCINTOSH TOD MULTIPLE BENEFICIARIES SUBJECT TO STA TOD RULES PO BOX 9 CAMPBELLSBURG IN 47108-0009	7,929	5.05%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	481,546	28.55%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	261,681	15.51%
C	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	174,090	10.32%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	117,810	6.98%
C	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	116,705	6.92%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	108,323	6.42%
R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	147,390	100.00%
E-156

Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	2,465,693	17.04%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	2,263,091	15.64%
Y	TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	1,611,810	11.14%
Y	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,521,404	10.51%
Y	AMERICAN ENTERPRISE INVESTMENT SVC FBO # 41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,363,755	9.42%
Y	MERRILL LYNCH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,164,997	8.05%
Y	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	898,521	6.21%
Putnam Ultra Short Duration Income Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	180,267,401	34.58%
A	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	56,771,533	10.89%
E-157

A	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	51,479,048	9.87%
A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	39,115,747	7.50%
A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	37,629,351	7.22%
A	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	29,696,189	5.70%
A	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	26,621,398	5.11%
B	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	8,653	31.00%
B	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	5,388	19.30%
B	PUTNAM FIDUCIARY TRUST CO CUST FBO ILLINOIS VALLEY COMM COLLEGE 403(B) PLAN A/C LAURA A HODGSON 1285 SUNNYSLOPE DR VARNA IL 61375-9503	5,243	18.78%
B	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 83103-2523	3,636	13.02%
E-158

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO THEIR CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	265,495	15.42%
C	LPL FINANCIAL --OMNIBUS CUSTOMER ACCOUNT-- ATTN: LINDSAY O'TOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121-3091	255,702	14.85%
C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	223,177	12.96%
C	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	211,560	12.29%
C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	191,280	11.11%
C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 83103-2523	158,804	9.22%
C	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	94,573	5.49%
N	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS, MO 83103-2523	828,306	95.10%
R	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	97,289	21.19%
R	PAI TRCO INC JOLOHA ENTERPRISES DBA ROACH-REID O 1300 ENTERPRISE DR DE PERE WI 54115-4934	93,662	20.40%
E-159

R	ASCENSUS TRUST COMPANY FBO PREMIER TOOL, INC. 401K PO BOX 10758 FARGO, ND 58106-0577	86,885	18.92%
R	PERSHING, LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	65,498	14.26%
R	CAPITAL BANK & TRUST CO TRUSTEE FBO SILMAR ELECTRONICS INC 401K PROFIT SHARING PLAN C/O FASCORE 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	41,634	9.07%
R	LINDA GAITHER & MARK TWOMBLY TTEE BENDENA STATE BANK 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	29,427	6.41%
Y	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-6761	233,882,968	27.20%
Y	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1965	157,302,023	18.29%
Y	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	133,927,997	15.58%
Y	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY, NJ 07310-1995	82,397,522	9.58%
Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	47,442,752	5.52%
Y	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	10,271,435	81.75%
E-160

Y	J.P. MORGAN SECURITIES LLC. FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FL MUTUAL FUND DEPT BROOKLYN, NY 11245-0003	1,122,680	8.94%
Putnam VT Diversified Income Trust
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	4,721,779	46.09%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	4,588,462	44.78%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	518,712	5.06%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	8,362,319	36.43%
IB	AXA EQUITABLE LIFE INSURANCE CO AXA EQUITABLE SA - 70 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	5,386,469	23.47%
IB	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	3,471,837	15.12%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	2,222,407	9.68%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,210,595	5.27%
Putnam VT Emerging Markets Equity
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	522,440	49.73%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	452,506	43.08%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	61,835	5.89%
E-161

IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	363,469	80.93%
IB	ALLSTATE LIFE OF NY 3100 SANDERS RD NORTHBROOK IL 60062-7154	27,870	6.21%
Putnam VT Focused International Equity
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	5,782,909	47.63%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	4,799,650	39.53%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	866,115	7.13%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	621,007	5.11%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	1,116,420	70.61%
IB	ALLSTATE LIFE OF NY 3100 SANDERS RD NORTHBROOK IL 60062-7154	137,967	8.73%
IB	GREAT-WEST LIFE & ANNUITY INS CO VARIABLE ANNUITY 2 SMARTTRACK II 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	95,696	6.05%
Putnam VT George Putnam Balanced Fund
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	3,104,193	57.13%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,966,021	36.18%
IB	THE LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	7,305,226	57.49%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	3,175,305	24.99%
IB	LINCOLN LIFE AND ANNUITY COMPANY OF NEW YORK 1300 S CLINTON ST FORT WAYNE IN 46802-3506	763,441	6.01%
E-162

Putnam VT Global Asset Allocation Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	2,231,280	46.59%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	2,165,146	45.21%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	868,932	39.30%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	432,094	19.54%
IB	AXA EQUITABLE LIFE INSURANCE CO AXA EQUITABLE LIFE SEPARATE ACCT 70 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	350,839	15.87%
IB	GREAT-WEST LIFE & ANNUITY INS CO VARIABLE ANNUITY 2 SMARTTRACK II 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	208,945	9.45%
IB	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	158,238	7.16%
Putnam VT Global Health Care Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,287,699	46.13%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,184,585	42.44%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	166,488	5.96%
IB	RIVERSOURCE LIFE INSURANCE COMPANY 70100 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0701	3,181,853	44.50%
IB	LINCOLN NATIONAL VARIABLE UNIVERSAL LIFE DB 1300 S CLINTON ST FORT WAYNE IN 46802-3506	1,689,097	23.62%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	1,198,426	16.76%
E-163

Putnam VT Government Money Market Fund
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	21,356,917	52.92%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	15,765,439	39.06%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	23,216,898	68.62%
IB	ALLSTATE LIFE OF NY 3100 SANDERS RD NORTHBROOK IL 60062-7154	5,891,273	17.41%
IB	TRANSAMERICA LIFE INSURANCE COMPANY RETIREMENT BUILDER VAR ANN ACCT 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	2,025,119	5.99%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,719,661	5.08%
Putnam VT Growth Opportunities Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	30,894,053	48.17%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	23,970,670	37.38%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	4,606,690	7.18%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	8,340,057	39.97%
IB	PRINCIPAL FINANCIAL GROUP PFLX ATTN LIFE ACCOUNTING G-12-S41 711 HIGH ST DES MOINES IA 50392-0001	2,793,686	13.39%
IB	MINNESOTA LIFE 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	1,706,935	8.18%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,694,174	8.12%
E-164

Putnam High Yield Fund
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	4,762,128	24.52%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	4,516,134	23.25%
IA	CMFG GROUP VARIABLE ANNUITY ACCOUNT ATTN: VARIABLE PRODUCTS-FINANCE 2000 HERITAGE WAY WAVERLY IA 50677-9208	4,344,549	22.37%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	2,150,607	11.07%
IA	METLIFE (PARAGON) 190 CARONDELET PLZ SAINT LOUIS MO 63105-3443	1,346,654	6.93%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	2,436,829	32.24%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,961,721	25.95%
IB	RIVERSOURCE LIFE INSURANCE COMPANY 70100 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0701	979,294	12.96%
IB	JEFFERSON NATIONAL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	929,770	12.30%
Putnam VT Income Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	4,022,210	36.25%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	3,619,584	32.62%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,339,634	12.07%
IA	METLIFE (PARAGON) 190 CARONDELET PLZ SAINT LOUIS MO 63105-3443	834,347	7.52%
E-165

IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	3,582,109	36.36%
IB	THE LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	1,164,886	11.82%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,045,927	10.62%
IB	NATIONWIDE LIFE INSURANCE COMPANY NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	965,971	9.81%
IB	JEFFERSON NATIONAL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	853,884	8.67%
Putnam VT International Equity Fund
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,884,244	34.39%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,447,091	26.41%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,225,017	22.36%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	516,480	9.43%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	2,165,875	20.38%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,796,383	16.90%
IB	NATIONWIDE LIFE INSURANCE COMPANY NWVA11 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	1,434,272	13.50%
E-166

IB	RIVERSOURCE LIFE INSURANCE COMPANY 70100 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0701	1,301,799	12.25%
IB	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	988,359	9.30%
IB	ALLSTATE NORTHBROOK LIFE 3100 SANDERS RD NORTHBROOK IL 60062-7155	782,306	7.36%
IB	MINNESOTA LIFE 400 ROBERT ST N STE A SAINT PAUL MN 55101-2099	704,909	6.63%
Putnam VT International Value Fund
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,623,425	48.79%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,090,191	32.77%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	170,438	5.12%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,020,671	20.18%
IB	NATIONWIDE LIFE INSURANCE COMPANY NWVA11 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	899,136	17.78%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	655,053	12.95%
IB	NATIONWIDE LIFE INSURANCE COMPANY NWVA11 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	569,351	11.26%
IB	AMER GEN CORPORATE AMERICA 1610 DES PERES RD STE 370 SAINT LOUIS MO 63131-1830	383,703	7.59%
IB	JEFFERSON NATIONAL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	255,962	5.06%
E-167

IB	THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1672	253,887	5.02%
Putnam VT Large Cap Value
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	16,535,570	46.67%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	14,763,440	41.67%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	4,982,409	20.05%
IB	GUARDIAN INSURANCE & ANNUITY CO INC S/A R B-SHARE 2012 0BW INDIV. MARKETS PRODUCT FINANCE NRO 6255 STERNERS WAY BETHLEHEM PA 18017-8993	3,718,457	14.96%
IB	LINCOLN NATIONAL VARIABLE UNIVERSAL LIFE DB 1300 S CLINTON ST FORT WAYNE IN 46802-3506	3,458,023	13.91%
IB	NATIONWIDE LIFE INSURANCE COMPANY NWVA11 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	2,464,467	9.92%
Putnam VT Mortgage Securities Fund
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,213,596	48.93%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,210,143	48.79%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	865,535	39.14%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	309,746	14.01%
E-168

IB	GREAT-WEST LIFE & ANNUITY CO SCHWAB ONESOURCE ATTN INVESTMENT OPERATIONS 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	221,427	10.01%
IB	JEFFERSON NATIONAL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	145,279	6.57%
IB	GREAT-WEST LIFE & ANN INS CO SCHWAB ANNUITIES ONE SOURCE CHOICE 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	124,047	5.61%
Putnam VT Multi-Asset Absolute Return Fund
IA	THE LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	18,865	94.24%
IA	PUTNAM INVESTMENTS HOLDINGS, LLC ATTN: CORPORATE TREASURY M/S M26C 100 FEDERAL ST BOSTON MA 02110	1,153	5.76%
IB	DELAWARE LIFE INSURANCE COMPANY 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	1,198,128	47.80%
IB	JEFFERSON NATIONAL LIFE 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	529,368	21.12%
IB	THE LINCOLN LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	256,784	10.24%
IB	AXA EQUITABLE LIFE INSURANCE CO AXA EQUITABLE LIFE SEPARATE ACCT 70 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	222,573	8.88%
Putnam VT Multi-Cap Core Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	2,111,622	49.30%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,885,575	44.02%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	2,535,906	56.44%
E-169

IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	921,851	20.52%
IB	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	617,602	13.74%
IB	ALLSTATE LIFE OF NY 3100 SANDERS RD NORTHBROOK IL 60062-7154	275,885	6.14%
Putnam VT Research Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	384,285	48.40%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	357,764	45.06%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7155	634,329	43.95%
IB	THRIVENT FINANCIAL FOR LUTHERANS 625 4TH AVE S MINNEAPOLIS MN 55415-1672	381,127	26.41%
IB	AXA EQUITABLE LIFE INSURANCE CO AXA EQUITABLE LIFE SEPARATE ACCT 70 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	145,269	10.07%
IB	DELAWARE LIFE INSURANCE COMPANY DLUS 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	114,751	7.95%
Putnam VT Small Cap Growth Fund
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	511,268	54.75%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	422,587	45.25%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	544,392	56.10%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	209,564	21.60%
E-170

IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	74,188	7.65%
IB	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	63,684	6.56%
Putnam VT Small Cap Value Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,841,587	47.49%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,787,349	46.09%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	1,969,095	25.56%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	1,391,344	18.06%
IB	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	1,073,216	13.93%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	838,703	10.89%
IB	NORTHBROOK LIFE INSURANCE CO 3100 SANDERS RD STE K4A NORTHBROOK IL 60062-7156	725,806	9.42%
Putnam VT Sustainable Future Fund
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	911,749	50.00%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	890,497	48.84%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	386,771	66.55%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	115,349	19.85%
IB	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	31,365	5.40%
E-171

Putnam VT Sustainable Leaders Fund
IA	RIVERSOURCE LIFE INSURANCE COMPANY 70100 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0701	5,855,382	30.96%
IA	TALCOTT RESOLUTION LIFE INSURANCE PO BOX 5051 HARTFORD CT 06102-5051	5,199,323	27.49%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	5,065,134	26.78%
IA	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	996,042	5.27%
IB	ALLSTATE LIFE INSURANCE CO 3100 SANDERS RD NORTHBROOK IL 60062-7154	1,972,542	45.05%
IB	RIVERSOURCE LIFE INSURANCE COMPANY 70100 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0701	1,088,841	24.87%
IB	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	526,526	12.03%
IB	ALLSTATE NORTHBROOK LIFE 3100 SANDERS RD NORTHBROOK IL 60062-7155	230,494	5.26%

* The address for the name listed is: c/o Putnam Investments, 100 Federal Street, Boston, MA 02110.

E-172

Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78864-S42998

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 2.*

1. Electing of Trustees

Nominees for Election:

01) Liaquat Ahamed
02) Barbara M. Baumann
03) Katinka Domotorffy
04) Catharine Bond Hill
05) Kenneth R. Leibler
06) Jennifer Williams Murphy†
07) Marie Pillai†
08) George Putnam, III
09) Robert L. Reynolds
10) Manoj P. Singh
11) Mona K. Sutphen

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

*You are not being asked to vote on Proposal 3, which is not applicable to your fund.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please sign and date the other side of this card.

D78865-S42998

PUTNAM FUNDS

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoints Trustees, Kenneth R. Leibler and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your PUTNAM FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place on Wednesday, June 29, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78866-S42998

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 3.*

1. Electing of Trustees

Nominees for Election:

		For All	Withhold All	For All Except
01) Liaquat Ahamed	07) Marie Pillai†	☐	☐	☐
02) Barbara M. Baumann	08) George Putnam, III			
03) Katinka Domotorffy	09) Robert L. Reynolds			
04) Catharine Bond Hill	10) Manoj P. Singh			
05) Kenneth R. Leibler	11) Mona K. Sutphen			
06) Jennifer Williams Murphy†				

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

*You are not being asked to vote on Proposal 2, which is not applicable to your fund.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please sign and date the other side of this card.

D78867-S42998

PUTNAM FUNDS

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoints Trustees, Kenneth R. Leibler and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your PUTNAM FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place on Wednesday, June 29, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78868-S42998

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.*

1. Electing of Trustees

Nominees for Election:

01) Liaquat Ahamed
02) Barbara M. Baumann
03) Katinka Domotorffy
04) Catharine Bond Hill
05) Kenneth R. Leibler
06) Jennifer Williams Murphy†
07) Marie Pillai†
08) George Putnam, III
09) Robert L. Reynolds
10) Manoj P. Singh
11) Mona K. Sutphen

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

*You are not being asked to vote on Proposals 2 and 3, which are not applicable to your fund.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please sign and date the other side of this card.

D78869-S42998

PUTNAM FUNDS

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoints Trustees, Kenneth R. Leibler and George Putnam, III, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your PUTNAM FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place on Wednesday, June 29, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.

Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78760-S43010

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 2.*

1. Electing Trustees

Nominees for Election:

01) Liaquat Ahamed
02) Barbara M. Baumann
03) Katinka Domotorffy
04) Catharine Bond Hill
05) Kenneth R. Leibler
06) Jennifer Williams Murphy†
07) Marie Pillai†
08) George Putnam, III
09) Robert L. Reynolds
10) Manoj P. Singh
11) Mona K. Sutphen

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

*You are not being asked to vote on Proposal 3, which is not applicable to your fund.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The proxy statement for this meeting is available at:

https://www.putnam.com/static/pdf/email/all-putnam-fundsproxy-statement.pdf

Please sign and date the other side of this card.

D78761-S43010

PUTNAM FUNDS

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoint Trustees, Kenneth R. Leibler and George Putnam, III, and either of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your PUTNAM FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place on Wednesday, June 29, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

Putnam INVESTMENTS

P.O. 219697
KANSAS CITY, MO 64121-9697

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78762-S43010

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSALS 1 AND 3.*

1. Electing Trustees

Nominees for Election:

01) Liaquat Ahamed	07) Marie Pillai†
02) Barbara M. Baumann	08) George Putnam, III
03) Katinka Domotorffy	09) Robert L. Reynolds
04) Catharine Bond Hill	10) Manoj P. Singh
05) Kenneth R. Leibler	11) Mona K. Sutphen
06) Jennifer Williams Murphy†	

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

*You are not being asked to vote on Proposal 2, which is not applicable to your fund.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please sign and date the other side of this card.

D78763-S43010

PUTNAM FUNDS

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoint Trustees, Kenneth R. Leibler and George Putnam, III, and either of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your PUTNAM FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place on Wednesday, June 29, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposals, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposals for the Fund (set forth on the reverse side of this proxy card) have been approved by the Board of Trustees and recommended for approval by shareholders.

P.O. 219697
KANSAS CITY, MO 64121-9697

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D78764-S43010

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.*

1. Electing Trustees

Nominees for Election:

01) Liaquat Ahamed
02) Barbara M. Baumann
03) Katinka Domotorffy
04) Catharine Bond Hill
05) Kenneth R. Leibler
06) Jennifer Williams Murphy†
07) Marie Pillai†
08) George Putnam, III
09) Robert L. Reynolds
10) Manoj P. Singh
11) Mona K. Sutphen

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

Note: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

*You are not being asked to vote on Proposals 2 and 3, which are not applicable to your fund.

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please sign and date the other side of this card.

D78765-S43010

PUTNAM FUNDS

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoint Trustees, Kenneth R. Leibler and George Putnam, III, and either of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your PUTNAM FUNDS shares on your behalf at the meeting of shareholders. The meeting will take place on Wednesday, June 29, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter as may properly come before the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.